UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09223
Pioneer Series Trust XIV
(Exact name of registrant as specified in charter)

60 State Street, Boston, MA 02109
(Address of principal executive offices) (ZIP code)

Terrence J. Cullen, Amundi Pioneer Asset Management, Inc.,
60 State Street, Boston, MA 02109
(Name and address of agent for service)

Registrant’s telephone number, including area code:  (617) 742-7825

Date of fiscal year end:  September 30, 2020

Date of reporting period:  October 1, 2019 through September 30, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

Pioneer Strategic Income Fund

Annual Report | September 30, 2020

A: PSRAX	C: PSRCX	K: STRKX	R: STIRX	Y: STRYX

Beginning in or after March 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer, bank or insurance company. Instead, the reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications electronically by contacting your financial intermediary or, if you invest directly with the Fund, by calling 1-800-225-6292.
You may elect to receive all future reports in paper free of charge. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-225-6292. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held within the Pioneer Fund complex if you invest directly.

visit us: www.amundipioneer.com/us

Pioneer Strategic Income Fund | Annual Report | 9/30/20 1

President’s Letter

Dear Shareholders,
The new decade has arrived delivering a calendar year that will go down in the history books. The beginning of 2020 seemed to extend the positive market environment of 2019. Then, March roared in like a lion and the COVID-19 pandemic became a global crisis impacting lives and life as we know it. As the fourth quarter of 2020 got underway, it appeared that the long-anticipated “second wave” of COVID-19 cases was occurring, both in some U.S. states and in Europe. In response, some governments began retightening restrictions on both business and personal activities, likely assuring that the “new normal” conditions created by the pandemic will continue well into 2021.
The long-term impact on the global economy from the COVID-19 virus pandemic, while currently unknown, is likely to be considerable. It is clear that several industries have already felt greater effects than others. And the markets, which do not thrive on uncertainty, have been volatile, delivering significantly negative performance in the first quarter, and then recovering most of those losses throughout the rest of the spring and summer. Despite the rebound, volatility has remained elevated, with momentum rising and falling on seemingly every bit of positive or negative news regarding potential COVID-19 vaccines as well as headlines surrounding the U.S. elections.
Our business continuity plan was implemented given the new COVID-19 guidelines, and most of our employees are working remotely. To date, our operating environment has faced no interruption. I am proud of the careful planning that has taken place and confident we can maintain this environment for as long as is prudent. History in the making for a company that first opened its doors way back in 1928.
Since 1928, Amundi’s investment process has been built on a foundation of fundamental research and active management, principles which have guided our investment decisions for more than 90 years. We believe active management – that is, making active investment decisions – can help mitigate the risks during periods of market volatility. As the first several months of 2020 have reminded us, investment risk can arise from a number of factors in today’s global economy, including slower or stagnating growth, changing U.S. Federal Reserve policy, oil price shocks, political and geopolitical factors and, unfortunately, major public health concerns such as a viral pandemic.
2 Pioneer Strategic Income Fund | Annual Report | 9/30/20

At Amundi, active management begins with our own fundamental, bottom-up research process. Our team of dedicated research analysts and portfolio managers analyzes each security under consideration, communicating directly with the management teams of the companies issuing the securities and working together to identify those securities that best meet our investment criteria for our family of funds. Our risk management approach begins with each and every security, as we strive to carefully understand the potential opportunity, while considering any and all risk factors.
Today, as investors, we have many options. It is our view that active management can serve shareholders well, not only when markets are thriving, but also during periods of market stress. As you consider your long-term investment goals, we encourage you to work with your financial professional to develop an investment plan that paves the way for you to pursue both your short-term and long-term goals.
We remain confident that the current crisis, like others in human history, will pass, and we greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.
Sincerely,
Lisa M. Jones
Head of the Americas, President and CEO of U.S.
Amundi Pioneer Asset Management USA, Inc.
September 30, 2020
Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.
Pioneer Strategic Income Fund | Annual Report | 9/30/20 3

Portfolio Management Discussion | 9/30/20
In the following interview, Andrew Feltus and Jonathan Scott discuss the factors that affected the performance of Pioneer Strategic Income Fund during the 12-month period ended September 30, 2020. Mr. Feltus, CFA, Managing Director, Co-Director of High Yield, and a portfolio manager at Amundi Pioneer Asset Management, Inc. (Amundi*), and Mr. Scott, a vice president and a portfolio manager at Amundi, are responsible for the day-to-day management of the Fund, along with Kenneth J. Taubes, Executive Vice President, Chief Investment Officer, U.S., and a portfolio manager at Amundi.
A Pioneer Strategic Income Fund’s Class A shares returned 3.44% at net asset value during the 12-month period ended September 30, 2020, while the Fund’s benchmark, the Bloomberg Barclays U.S. Universal Index (the Bloomberg Barclays Index), returned 6.68%. During the same period, the average return of the 330 mutual funds in Morningstar’s Multisector Bond Funds category was 2.18%.
Q How would you describe the market environment for fixed-income investments during the 12-month period ended September 30, 2020?
A Entering the period in October of 2019, market sentiment received support from an accommodative Federal Reserve (Fed), which had reduced the target range of the federal funds rate by a quarter point in both July and September. Towards the end of 2019, the U.S. and China announced agreement on a “phase one” trade deal, signed in mid-January of 2020. The news of the trade deal provided further support for investors in so-called risk assets.
However, beginning in mid-February 2020, performance in the financial markets slumped as the COVID-19 virus, which first emerged in China but quickly became a global pandemic, drove governments at all levels to enact strict lockdown measures as they attempted to contain the spread of the virus. In many cases, the lockdown measures resulted in the majority of (non-essential) businesses in several U.S. states and in other countries shutting down for weeks and months, causing the global economy to grind to a near halt during March. Oil prices plummeted to 20-year lows
* See Notes to Financial Statements Note 9.
4 Pioneer Strategic Income Fund | Annual Report | 9/30/20

in response to slumping global demand driven by the rapid spread of COVID-19, and due to a supply shock resulting from a price war launched on March 8 between Saudi Arabia and Russia.
In financial markets, uncertainty over the scope and duration of the crisis and the need for cash drove wholesale liquidations across most asset classes and led to a flight-to-safety trade that drove U.S. Treasury yields to historic lows. Significant selling in U.S. dollar (USD) fixed-income sectors eventually stressed markets and created price dislocations in all segments, even Treasury bonds.
The unprecedented shutting down of much of the U.S. economy inspired extraordinary monetary and fiscal policy responses. The Fed jumped into action by dusting off its 2008/2009 policy “playbook” and rapidly rolling out a raft of programs aimed at restoring market liquidity, facilitating credit availability, and bolstering investors’ confidence. The measures included reducing the benchmark federal funds target range to near zero and committing to making unlimited purchases of U.S. Treasuries and agency mortgage-backed securities (MBS), if necessary, as well as providing support for commercial paper issuance, mutual fund liquidity needs, and the issuance of asset-backed securities (ABS). The Fed then entered uncharted waters with the announcement on March 23 of purchasing programs aimed at supporting investment-grade corporate bonds in both the new-issue and secondary markets. Shortly thereafter, Congress and the White House agreed on a large fiscal stimulus package intended to help business and individuals cope with the economic downturn created by COVID-19.
Investors reacted with enthusiasm to the expedient and massive stimulus efforts of policy makers in the wake of the pandemic entering the second quarter of 2020, as many sought to purchase securities in riskier asset classes at the now much wider spreads, in anticipation that the compensation levels would more than offset the taking on of increased default risk. (Credit spreads are commonly defined as the differences in yield between Treasuries and other types of fixed-income securities with similar maturities.) As the second quarter progressed, investors grew increasingly optimistic that steps taken towards re-opening the economy
Pioneer Strategic Income Fund | Annual Report | 9/30/20 5

would support something resembling a “V-shaped” recovery (a sharp, swift rise). The increased optimism resulted in a resurgence of positive sentiment for riskier assets that allowed credit-sensitive areas of the bond market to recover much of their earlier losses over the second quarter, even as rising numbers of COVID-19 cases in a number of states raised concerns.
However, macroeconomic uncertainty bubbled over during September, weighing on investor sentiment and the performance of riskier assets. The market’s focus on heightened macro risks revolved around three key areas: the status of negotiations in Washington over additional fiscal stimulus from the U.S. government, the trajectory of COVID-19 cases, and the November U.S. elections. With respect to the prospects for a second round of stimulus, a partisan dispute over when to appoint Supreme Court Justice Ginsburg’s replacement further hardened the negotiating positions of both parties and lowered the odds of broad fiscal support coming to fruition prior to the November election. Regarding COVID-19 risks, a notable uptick in European cases of the virus reignited concerns that the U.S. remains at risk for a “second wave” of infections as cooler fall temperatures start to drive people back indoors. Aside from the obvious health and safety concerns of a second wave of COVID-19, there also existed the potential for a new round of economic lockdowns looming on the horizon. Lastly, the November elections not only presented the typical uncertainties over the potential outcome, but also featured concerns about a protracted dispute over the election results.
In sector terms, industries viewed as better positioned to weather the COVID-19 crisis, such as food & drug retailers, led returns in the corporate sectors over the 12-month period. In contrast, industries highly dependent on out-of-the-home consumer spending, such as air transportation, finished the 12-month period sharply lower. While energy bonds partially recovered in the second quarter of 2020 as oil prices re-approached the $40 per barrel range, the segment remained well underwater for the full 12-month period.
The positive fixed-income performance for the 12-month period, as reflected by the more than 6.6% return of the Fund’s benchmark, the Bloomberg Barclays Index, received support from the notable decline in
6 Pioneer Strategic Income Fund | Annual Report | 9/30/20

Treasury yields. Within corporates, investment-grade issues outperformed their high-yield counterparts. Meanwhile, returns in the securitized-asset sectors also were positive, though they lagged the performance of investment-grade corporates for the 12-month period.
Q What factors affected the Fund’s performance relative to the benchmark Bloomberg Barclays Index during the 12-month period ended September 30, 2020?
A As a multisector fixed-income investment strategy, in managing the Fund, we seek to deliver solid returns while keeping volatility at a level similar to that of its benchmark by investing the portfolio across a diversified* range of investment-grade and non-investment-grade fixed-income asset classes globally. We strive to add value for the Fund’s shareholders through both sector allocation and security selection, focusing on “spread” sectors, which have tended to trade at a yield advantage relative to U.S. Treasuries. Sectors such as corporate bonds, agency MBS, securitized assets, and emerging markets have typically offered higher risk-adjusted returns than Treasuries as well as greater security selection opportunities. With our dynamic approach to sector allocation, we may increase the Fund’s risk profile when we feel the compensation levels available in the market are enough to offset taking on the increased risk, and may reduce the risk profile if we feel that the values available are less attractive.
The Fund’s benchmark-relative underperformance over the 12-month period owed mainly to a below-benchmark stance with respect to portfolio duration, security selection, and the lower relative quality of the portfolio’s holdings compared to the Bloomberg Barclays Index. (Duration is a measure of the sensitivity of the price, or the value of principal, of a fixed-income investment to a change in interest rates, expressed as a number of years.) In addition, the portfolio’s currency exposures and sector allocations weighed on relative returns.
The Fund’s short-U.S. duration positioning versus the Bloomberg Barclays Index detracted from benchmark-relative results as the Fed lowered the target range for the federal funds rate by 2.25% during the 12-month period, including two emergency rate cuts in March of 2020. In addition, the portfolio’s yield-curve positioning detracted from relative
*  Diversification does not assure a profit nor protect against loss.
Pioneer Strategic Income Fund | Annual Report | 9/30/20 7

performance. The yield-curve positioning included Fund underweights to the five-year and 10-year parts of the curve, and an overweight to 30-year part of the curve.
The negative effects of security selection on the Fund’s benchmark-relative returns primarily reflected the underperformance of industrials issues, particularly energy-related holdings, and issues in sectors such as travel and leisure, which struggled significantly due to the COVID-19 crisis. The decline in oil prices over the 12-month period (to the $40 per barrel range), which included an interim drop below $20, created significant headwinds for U.S. energy and production companies.
The lower quality of the portfolio’s holdings within financials, commercial mortgage-backed securities (CMBS), and sovereign bonds also detracted from the Fund’s relative performance. The COVID-19 situation drove the underperformance of the Fund’s subordinated bank exposures within financials, non-benchmark and lower-quality CMBS holdings, and certain emerging markets exposures within South America, Africa, and the Middle East.
The Fund’s non-USD currency positions were another detractor from benchmark-relative returns, as the USD rose against a broad basket of major currencies during the 12-month period. In particular, portfolio allocations to commodity-related currencies, including the Norwegian krone, Mexican peso, and Russian ruble underperformed, along with exposures to the Swedish krona and Colombian peso.
Finally, the portfolio’s allocation to the securitized sectors hurt performance, primarily reflecting the negative effects of holdings of nonagency MBS, as the liquidity-driven sell-off in March drove down returns in the asset class. Likewise, the Fund’s substantial underweight to U.S. Treasuries was a drag on performance as interest rates declined sharply over the 12-month period.
8 Pioneer Strategic Income Fund | Annual Report | 9/30/20

Q Did the Fund have any exposure to derivative securities during the 12-month period ended September 20, 2020? If so, did the derivatives have an effect on the Fund’s performance?
A Yes, the Fund had exposures to three types of derivatives during the 12-month period: Treasury futures, credit-default swaps, and forward foreign currency contracts (“currency forwards”). The exposure to Treasury futures was part of our strategy to maintain a shorter-than-benchmark duration in the portfolio, which had a negative effect on the Fund’s results. We used the investments in credit-default swaps to manage the Fund’s exposure to credit-sensitive sectors; the swaps also had a negative effect on relative returns. The Fund’s allocation to currency forwards was a technique we used to manage the risks among the portfolio’s non-USD currency positions. That tactic generated mixed results from a benchmark-relative perspective, as the hedges helped performance and the longer exposures detracted from returns.
Q Did the Fund’s distributions** (or yield) to shareholders change during the 12-month period ended September 30, 2020?
A The Fund’s yield rose slightly over the 12-month period as spreads in credit-oriented areas of the market widened.
Q What is your investment outlook?
A The government’s first estimate of the third-quarter U.S. gross domestic product growth rate released after the end of the six-month period showed that domestic economic activity rebounded by more than 30% (annualized) during the quarter. Meanwhile, the economy has recovered more than 75% of the output drawdown recorded during the first half of 2020 while the COVID-19 lockdowns were in full force. Though it seems likely that the U.S. economic growth rate may slow from the third quarter to the fourth, we believe economic activity may continue to expand. History has shown that expansions have tended to be self-sustaining unless derailed by an exogenous shock. While additional fiscal stimulus from the federal government could likely accelerate the pace of economic activity, we anticipate growth continuing even without the government’s assistance, as personal savings balances have remained above normal. Although an increase in COVID-19 infections seems likely to occur during the winter months, another round of widespread lockdowns may not be necessary given the improvements in patient-treatment methods seen since the virus first arrived in this country.
** Distributions are not guaranteed.
Pioneer Strategic Income Fund | Annual Report | 9/30/20 9

Our outlook for spread-asset performance has remained positive, and balances out both near-term and medium-term considerations. We appreciate the near-term risks surrounding the uncertainties about the U.S. elections, a potential seasonal increase in COVID-19 infections, and unexpected delays in finding and distributing a safe and effective vaccine for the virus; however, we have framed those risks against asset spreads that, as of quarter-end, generally resided above early-2020 levels. In addition, we believe the medium-term fundamental outlook has remained positive, given continued improvement in COVID-19 treatments, developments regarding the possible approval of a successful vaccine, and accommodative financial conditions, with the latter currently facing little risk of reversal from tighter monetary policy.
With regard to positioning during the six-month period, as credit spreads peaked in March and April, we had increased the Fund’s exposure to longer-duration investment-grade corporates, funding the purchases through sales of high-quality non-agency MBS and short-term corporates. As spreads narrowed over the summer, we reduced the portfolio’s credit risk by trimming fully valued positions in long-term corporates, while maintaining the Fund’s above-benchmark sensitivity to changes in credit spreads.
In currency terms, we have favored Asian emerging markets that have significant exposure to China, as that country has continued to lead the global economic recovery.
10 Pioneer Strategic Income Fund | Annual Report | 9/30/20

Please refer to the Schedule of Investments on pages 22–86 for a full listing of Fund securities.
All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility and heightened uncertainty. The market prices of securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues or adverse investor sentiment. These conditions may continue, recur, worsen or spread.
Investments in high-yield or lower-rated securities are subject to greater-than-average price volatility, illiquidity and possibility of default.
The Fund’s investments, payment obligations and financing terms may be based on floating rates, such as LIBOR (London Interbank Offered Rate). Plans are underway to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on the Fund, issuers of instruments in which the Fund invests, and financial markets generally.
When interest rates rise, the prices of fixed-income securities held by the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities held by the Fund will generally rise.
Investments in the Fund are subject to possible loss due to the financial failure of issuers of underlying securities and their inability to meet their debt obligations.
Prepayment risk is the chance that an issuer may exercise its right to prepay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation.
The securities issued by U.S. government-sponsored entities (e.g., FNMA, Freddie Mac) are neither guaranteed nor issued by the U.S. government.
The Fund may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to prepayments.
Pioneer Strategic Income Fund | Annual Report | 9/30/20 11

The Fund may invest in insurance-linked securities. The return of principal and the payment of interest on insurance-linked securities are contingent on the non-occurrence of a predefined “trigger” event that leads to physical or economic loss, such as a hurricane or an aerospace catastrophe. Insurance-linked securities may expose the Fund to other risks, including, but not limited to, issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.
Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.
At times, the Fund’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.
These risks may increase share price volatility.
Before investing, consider the product’s investment objectives, risks, charges and expenses. Contact your advisor or Amundi Pioneer Asset Management, Inc., for a prospectus or summary prospectus containing this information. Read it carefully.
Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.
12 Pioneer Strategic Income Fund | Annual Report | 9/30/20

Portfolio Summary | 9/30/20
Portfolio Diversification

(As a percentage of total investments)*

† Amount rounds to less than 0.1%.

10 Largest Holdings

(As a percentage of total investments)*

1.	U.S. Treasury Inflation Indexed Bonds, 1.0%, 2/15/49	1.95%
2.	U.S. Treasury Bills, 10/22/20	1.69
3.	Fannie Mae, 3.5%, 10/1/50 (TBA)	1.27
4.	U.S. Treasury Inflation Indexed Bonds, 1.0%, 2/15/48	1.05
5.	Wells Fargo & Co., 7.5%	0.99
6.	Anheuser-Busch InBev Worldwide, Inc., 5.55%, 1/23/49	0.80
7.	U.S. Treasury Bills, 10/13/20	0.79
8.	Liberty Mutual Insurance Co., 7.697%, 10/15/97 (144A)	0.79
9.	Mexican Bonos, 8.5%, 5/31/29	0.72
10.	Cenovus Energy, Inc., 6.75%, 11/15/39	0.64

*  Excludes temporary cash investments and all derivative contracts except for options purchased. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.
Pioneer Strategic Income Fund | Annual Report | 9/30/20 13

Prices and Distributions | 9/30/20

Net Asset Value per Share

Class	9/30/20	9/30/19
A	$10.91	$10.89
C	$10.67	$10.66
K	$10.92	$10.92
R	$11.09	$11.08
Y	$10.91	$10.90

Distributions per Share: 10/1/19–9/30/20

	Net Investment	Short-Term	Long-Term	Tax Return
Class	Income	Capital Gains	Capital Gains	of Capital
A	$0.3420	$ —	$ —	$ —
C	$0.2657	$ —	$ —	$ —
K	$0.3916	$ —	$ —	$ —
R	$0.3145	$ —	$ —	$ —
Y	$0.3792	$ —	$ —	$ —

Index Definitions
The Bloomberg Barclays U.S. Universal Index is an unmanaged index that represents the union of the U.S. Aggregate Index, the U.S. High Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-ERISA portion of the CMBS Index, and the CMBS High Yield Index. Municipal debt, private placements and non-dollar-denominated issues are excluded. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.
The index defined here pertains to the “Value of $10,000 Investment” and “Value of $5 Million Investment” charts on pages 15–19.
14 Pioneer Strategic Income Fund | Annual Report | 9/30/20

Performance Update | 9/30/20	Class A Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Strategic Income Fund at public offering price during the periods shown, compared to that of the Bloomberg Barclays U.S. Universal Index.

Average Annual Total Returns
(As of September 30, 2020)
			Bloomberg
	Net	Public	Barclays
	Asset	Offering	U.S.
	Value	Price	Universal
Period	(NAV)	(POP)	Index
10 years	4.20%	3.73%	3.92%
5 years	4.32	3.36	4.49
1 year	3.44	-1.21	6.68

Expense Ratio
(Per prospectus dated February 1, 2020)
Gross
1.10%

Call 1-800-225-6292 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
NAV results represent the percent change in net asset value per share. NAV returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 4.50% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for a more current expense ratio.
Pioneer Strategic Income Fund | Annual Report | 9/30/20 15

Performance Update | 9/30/20	Class C Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Strategic Income Fund during the periods shown, compared to that of the Bloomberg Barclays U.S. Universal Index.

Average Annual Total Returns
(As of September 30, 2020)
			Bloomberg
			Barclays
			U.S.
	If	If	Universal
Period	Held	Redeemed	Index
10 years	3.50%	3.50%	3.92%
5 years	3.64	3.64	4.49
1 year	2.67	2.67	6.68

Expense Ratio
(Per prospectus dated February 1, 2020)
Gross
1.74%

Call 1-800-225-6292 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). “If Held” results represent the percent change in net asset value per share. “If Redeemed” returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for a more current expense ratio.
16 Pioneer Strategic Income Fund | Annual Report | 9/30/20

Performance Update | 9/30/20	Class K Shares

Investment Returns

The mountain chart on the right shows the change in value of a $5 million investment made in Class K shares of Pioneer Strategic Income Fund during the periods shown, compared to that of the Bloomberg Barclays U.S. Universal Index.

Average Annual Total Returns
(As of September 30, 2020)
		Bloomberg
	Net	Barclays
	Asset	U.S.
	Value	Universal
Period	(NAV)	Index
10 years	4.55%	3.92%
5 years	4.75	4.49
1 year	3.73	6.68

Expense Ratio
(Per prospectus dated February 1, 2020)
Gross
0.63%

Call 1-800-225-6292 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
The performance shown for Class K shares for the period prior to the commencement of operations of Class K shares on December 20, 2012, is the net asset value performance of the Fund’s Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares generally are higher than those of Class K shares, the performance of Class K shares prior to their inception would have been higher than the performance shown. For the period beginning December 20, 2012, the actual performance of Class K shares is reflected. Class K shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for a more current expense ratio.
Pioneer Strategic Income Fund | Annual Report | 9/30/20 17

Performance Update | 9/30/20	Class R Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class R shares of Pioneer Strategic Income Fund during the periods shown, compared to that of the Bloomberg Barclays U.S. Universal Index.

Average Annual Total Returns
(As of September 30, 2020)
		Bloomberg
	Net	Barclays
	Asset	U.S.
	Value	Universal
Period	(NAV)	Index
10 years	3.85%	3.92%
5 years	3.99	4.49
1 year	3.03	6.68

Expense Ratio
(Per prospectus dated February 1, 2020)
Gross
1.39%

Call 1-800-225-6292 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
Class R shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for a more current expense ratio.
18 Pioneer Strategic Income Fund | Annual Report | 9/30/20

Performance Update | 9/30/20	Class Y Shares

Investment Returns

The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Strategic Income Fund during the periods shown, compared to that of the Bloomberg Barclays U.S. Universal Index.

Average Annual Total Returns
(As of September 30, 2020)
		Bloomberg
	Net	Barclays
	Asset	U.S.
	Value	Universal
Period	(NAV)	Index
10 years	4.53%	3.92%
5 years	4.66	4.49
1 year	3.71	6.68

Expense Ratio
(Per prospectus dated February 1, 2020)
Gross
0.73%

Call 1-800-225-6292 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for a more current expense ratio.
Pioneer Strategic Income Fund | Annual Report | 9/30/20 19

Comparing Ongoing Fund Expenses
As a shareowner in the Fund, you incur two types of costs:
(1)   ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and
(2)   transaction costs, including sales charges (loads) on purchase payments.
This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund’s latest six-month period and held throughout the six months.
Using the Tables

Actual Expenses
The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:
(1)   Divide your account value by $1,000
Example: an $8,600 account value ÷ $1,000 = 8.6
(2)   Multiply the result in (1) above by the corresponding share class’s number in the third row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Expenses Paid on a $1,000 Investment in Pioneer Strategic Income Fund
Based on actual returns from April 1, 2020 through September 30, 2020.

Share Class	A	C	K	R	Y
Beginning Account	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Value on 4/1/20
Ending Account Value	$1,216.37	$1,157.89	$1,164.07	$1,159.59	$1,164.76
(after expenses)
on 9/30/20
Expenses Paid	$5.87	$9.33	$3.35	$7.56	$4.00
During Period*

*  Expenses are equal to the Fund’s annualized expense ratio of 1.06%, 1.73%, 0.62%, 1.40%, and 0.74% for Class A, Class C, Class K, Class R and Class Y respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).
20 Pioneer Strategic Income Fund | Annual Report | 9/30/20

Hypothetical Example for Comparison Purposes
The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
Expenses Paid on a $1,000 Investment in Pioneer Strategic Income Fund
Based on a hypothetical 5% return per year before expenses, reflecting the period from April 1, 2020 through September 30, 2020.

Share Class	A	C	K	R	Y
Beginning Account	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Value on 4/1/20
Ending Account Value	$1,019.70	$1,016.35	$1,021.90	$1,018.00	$1,021.30
(after expenses)
on 9/30/20
Expenses Paid	$5.35	$8.72	$3.13	$7.06	$3.74
During Period*

*  Expenses are equal to the Fund’s annualized expense ratio of 1.06%, 1.73%, 0.62%, 1.40%, and 0.74% for Class A, Class C, Class K, Class R and Class Y respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).
Pioneer Strategic Income Fund | Annual Report | 9/30/20 21

Schedule of Investments | 9/30/20

Shares		Value
UNAFFILIATED ISSUERS — 100.8%
COMMON STOCKS — 0.0%† of Net Assets
Auto Components — 0.0%†
1,316	Lear Corp.	$ 143,510
	Total Auto Components	$ 143,510
Household Durables — 0.0%†
1,018,282(a)	Desarrolladora Homex SAB de CV	$ 1,934
	Total Household Durables	$ 1,934
Oil, Gas & Consumable Fuels — 0.0%†
9,565,478+^(a)	Ascent CNR Corp.	$ 286,964
2,013	Frontera Energy Corp.	3,241
	Total Oil, Gas & Consumable Fuels	$ 290,205
Paper & Forest Products — 0.0%†
162,828(a)	Emerald Plantation Holdings, Ltd.	$ 4,071
	Total Paper & Forest Products	$ 4,071
Specialty Retail — 0.0%†
111,548+^(a)	Targus Cayman SubCo., Ltd.	$ 147,243
	Total Specialty Retail	$ 147,243
TOTAL COMMON STOCKS
	(Cost $1,215,239)	$ 586,963
CONVERTIBLE PREFERRED STOCKS — 1.4% of
Net Assets
Banks — 1.4%
12,114(b)	Bank of America Corp., 7.25%	$ 18,025,632
32,750(b)	Wells Fargo & Co., 7.5%	43,952,138
	Total Banks	$ 61,977,770
TOTAL CONVERTIBLE PREFERRED STOCKS
	(Cost $57,668,258)	$ 61,977,770
PREFERRED STOCK — 0.1% of Net Assets
Equity Real Estate Investment Trusts (REITs) — 0.1%
3,250(b)	Firstar Realty LLC, 8.875% (144A)	$ 3,575,000
	Total Equity Real Estate Investment Trusts (REITs)	$ 3,575,000
TOTAL PREFERRED STOCK
	(Cost $4,200,625)	$ 3,575,000
Principal
Amount
USD ($)
ASSET BACKED SECURITIES — 11.7% of
Net Assets
500,000	321 Henderson Receivables III LLC, Series 2008-1A,
	Class C, 9.36%, 1/15/48 (144A)	$ 627,663
500,000	321 Henderson Receivables III LLC, Series 2008-1A,
	Class D, 10.81%, 1/15/50 (144A)	611,846

The accompanying notes are an integral part of these financial statements.
22 Pioneer Strategic Income Fund | Annual Report | 9/30/20

Principal
Amount
USD ($)		Value
	ASSET BACKED SECURITIES — (continued)
4,000,000(c)	522 Funding CLO I, Ltd., Series 2019-4A, Class E, 7.272%
	(3 Month USD LIBOR + 700 bps), 4/20/30 (144A)	$ 3,597,328
5,000,000(c)	522 Funding CLO I, Ltd., Series 2019-5A, Class E, 7.615%
	(3 Month USD LIBOR + 734 bps), 1/15/33 (144A)	4,847,700
7,500,000	A10 Bridge Asset Financing LLC, Series 2019-B,
	Class A1, 3.085%, 8/15/40 (144A)	7,758,089
3,500,000	A10 Bridge Asset Financing LLC, Series 2019-B,
	Class D, 4.523%, 8/15/40 (144A)	3,487,343
1,311,024	Accelerated Assets LLC, Series 2018-1, Class B, 4.51%,
	12/2/33 (144A)	1,326,190
1,853,310	Accelerated Assets LLC, Series 2018-1, Class C, 6.65%,
	12/2/33 (144A)	1,921,181
2,188,882	Access Point Funding I LLC, Series 2017-A, Class B,
	3.97%, 4/15/29 (144A)	2,201,230
1,750,000(c)	AIG CLO, Ltd., Series 2019-2A, Class E, 7.495%
	(3 Month USD LIBOR + 725 bps), 10/25/32 (144A)	1,662,112
750,000	Amur Equipment Finance Receivables V LLC, Series
	2018-1A, Class E, 5.36%, 4/22/24 (144A)	765,830
899,999	Amur Equipment Finance Receivables V LLC, Series
	2018-1A, Class F, 7.3%, 5/20/26 (144A)	922,172
1,513,000	Amur Equipment Finance Receivables VI LLC, Series
	2018-2A, Class E, 5.45%, 11/20/23 (144A)	1,514,083
3,000,000	Amur Equipment Finance Receivables VII LLC, Series
	2019-1A, Class E, 4.47%, 3/20/25 (144A)	2,936,963
2,000,000(c)	Apidos CLO XXXII, Series 2019-32A, Class E, 7.022%
	(3 Month USD LIBOR + 675 bps), 1/20/33 (144A)	1,904,224
300,000	Avid Automobile Receivables Trust, Series 2018-1,
	Class C, 5.13%, 2/18/25 (144A)	302,285
2,040,000	Avid Automobile Receivables Trust, Series 2019-1,
	Class D, 4.03%, 7/15/26 (144A)	2,096,298
1,500,000(c)	Battalion CLO VII, Ltd., Series 2014-7A, Class CRR,
	3.203% (3 Month USD LIBOR + 293 bps), 7/17/28
	(144A)	1,450,014
2,000,000(c)	Battalion CLO VII, Ltd., Series 2014-7A, Class ERR,
	8.853% (3 Month USD LIBOR + 858 bps), 7/17/28
	(144A)	1,783,524
3,295,000(c)	Battalion CLO IX, Ltd., Series 2015-9A, Class ER, 6.525%
	(3 Month USD LIBOR + 625 bps), 7/15/31 (144A)	2,979,375
1,550,000	BCC Funding XIV LLC, Series 2018-1A, Class D, 4.61%,
	8/21/23 (144A)	1,556,761
1,500,000(c)	BDS, Ltd., Series 2020-FL5, Class C, 2.2% (1 Month USD
	LIBOR + 205 bps), 2/16/37 (144A)	1,456,645
1,600,000(c)	Benefit Street Partners CLO XIX, Ltd., Series 2019-19A,
	Class D, 4.075% (3 Month USD LIBOR +
	380 bps), 1/15/33 (144A)	1,514,715
4,000,000(c)	Benefit Street Partners CLO XIX, Ltd., Series 2019-19A,
	Class E, 7.295% (3 Month USD LIBOR +
	702 bps), 1/15/33 (144A)	3,788,304

The accompanying notes are an integral part of these financial statements.
Pioneer Strategic Income Fund | Annual Report | 9/30/20 23

Schedule of Investments | 9/30/20 (continued)

Principal
Amount
USD ($)		Value
	ASSET BACKED SECURITIES — (continued)
3,000,000(c)	Carlyle US CLO, Ltd., Series 2019-4A, Class C, 4.275%
	(3 Month USD LIBOR + 400 bps), 1/15/33 (144A)	$ 2,909,964
2,750,000	Carvana Auto Receivables Trust, Series 2019-4A,
	Class E, 4.7%, 10/15/26 (144A)	2,798,862
4,250,000(c)	Catskill Park CLO, Ltd., Series 2017-1A, Class D, 6.272%
	(3 Month USD LIBOR + 600 bps), 4/20/29 (144A)	3,799,912
153,348	Commonbond Student Loan Trust, Series 2017-BGS,
	Class C, 4.44%, 9/25/42 (144A)	159,606
129,180	Conn’s Receivables Funding LLC, Series 2018-A, Class B,
	4.65%, 1/15/23 (144A)	129,090
5,084,518	Conn’s Receivables Funding LLC, Series 2019-A, Class B,
	4.36%, 10/16/23 (144A)	5,085,291
2,841,348	Conn’s Receivables Funding LLC, Series 2019-A, Class C,
	5.29%, 10/16/23 (144A)	2,789,289
6,150,000	Conn’s Receivables Funding LLC, Series 2019-B, Class C,
	4.6%, 6/17/24 (144A)	6,038,540
3,155,000	Continental Credit Card ABS LLC, Series 2019-1A,
	Class C, 6.16%, 8/15/26 (144A)	3,196,722
3,942,707	Diamond Resorts Owner Trust, Series 2019-1A, Class C,
	4.02%, 2/20/32 (144A)	3,870,118
56,657	Drug Royalty III LP 1, Series 2017-1A, Class A2, 3.6%,
	4/15/27 (144A)	56,845
5,000,000(c)	Dryden 78 CLO, Ltd., Series 2020-78A, Class E, 7.867%
	(3 Month USD LIBOR + 660 bps), 4/17/33 (144A)	4,760,995
500,000	Elm Trust, Series 2018-2A, Class B, 5.584%,
	10/20/27 (144A)	497,295
2,000,000	Engs Commercial Finance Trust, Series 2016-1A, Class D,
	5.22%, 1/22/24 (144A)	2,005,777
6,000,000	ExteNet LLC, Series 2019-1A, Class C, 5.219%,
	7/26/49 (144A)	5,913,686
3,100,000	Fair Square Issuance Trust, Series 2020-AA, Class D,
	6.86%, 9/20/24 (144A)	2,936,234
8,529,039	Finance of America Structured Securities Trust, Series
	2019-A, Class JR2, 2.0%, 3/25/69	9,210,511
7,600,093	Finance of America Structured Securities Trust, Series
	2019-JR3, Class JR2, 2.0%, 9/25/69	7,953,716
2,250,000(c)	First Eagle BSL CLO, Ltd., Series 2019-1A, Class C,
	4.622% (3 Month USD LIBOR + 435 bps), 1/20/33
	(144A)	2,099,615
3,000,000(c)	First Eagle BSL CLO, Ltd., Series 2019-1A, Class D,
	7.972% (3 Month USD LIBOR + 770 bps), 1/20/33
	(144A)	2,866,107
2,050,000(c)	Fort Washington CLO, Series 2019-1A, Class E, 7.522%
	(3 Month USD LIBOR + 725 bps), 10/20/32 (144A)	1,835,714
5,500,000	Four Seas LP, Series 2017-1A, Class A2, 5.927%,
	8/28/27 (144A)	4,739,546
1,000,000	Foursight Capital Automobile Receivables Trust, Series
	2018-2, Class F, 6.48%, 6/15/26 (144A)	1,006,878

The accompanying notes are an integral part of these financial statements.
24 Pioneer Strategic Income Fund | Annual Report | 9/30/20

Principal
Amount
USD ($)		Value
	ASSET BACKED SECURITIES — (continued)
1,800,000	Foursight Capital Automobile Receivables Trust, Series
	2019-1, Class E, 4.3%, 9/15/25 (144A)	$ 1,846,123
241,245(d)	Gold Key Resorts LLC, Series 2014-A, Class C, 5.87%,
	3/17/31 (144A)	242,449
5,022,000(c)	Goldentree Loan Management US CLO 2, Ltd., Series
	2017-2A, Class E, 4.972% (3 Month USD LIBOR +
	470 bps), 11/28/30 (144A)	4,265,601
5,230,000(c)	Goldentree Loan Management US CLO 6, Ltd., Series
	2019-6A, Class D, 4.122% (3 Month USD LIBOR +
	385 bps), 1/20/33 (144A)	5,231,914
3,410,400	Hardee’s Funding LLC, Series 2018-1A, Class A2II,
	4.959%, 6/20/48 (144A)	3,526,081
3,000,000(c)	Harriman Park CLO, Ltd., Series 2020-1A, Class D,
	4.775% (3 Month USD LIBOR + 364 bps),
	4/20/31 (144A)	2,986,917
2,000,000	Hertz Fleet Lease Funding LP, Series 2018-1, Class E,
	5.55%, 5/10/32 (144A)	2,007,680
10,560,000	HOA Funding LLC, Series 2014-1A, Class A2, 4.846%,
	8/20/44 (144A)	9,190,790
717,441	Home Partners of America Trust, Series 2019-1, Class F,
	4.101%, 9/17/39 (144A)	665,617
3,821,424	Icon Brand Holdings LLC, Series 2012-1A, Class A,
	4.229%, 1/25/43 (144A)	2,457,909
798,908	JG Wentworth XXII LLC, Series 2010-3A, Class A,
	3.82%, 12/15/48 (144A)	838,092
6,450,000	Kabbage Funding LLC, Series 2019-1, Class C, 4.611%,
	3/15/24 (144A)	6,096,539
5,000,000(c)	Kayne CLO 7, Ltd., Series 2020-7A, Class E, 7.907%
	(3 Month USD LIBOR + 650 bps), 4/17/33 (144A)	4,784,010
5,000,000(c)	Madison Park Funding XXII, Ltd., Series 2016-22A,
	Class ER, 6.975% (3 Month USD LIBOR +
	670 bps), 1/15/33 (144A)	4,562,035
7,000,000(c)	Madison Park Funding XXXVI, Ltd., Series 2019-36A,
	Class E, 7.525% (3 Month USD LIBOR +
	725 bps), 1/15/33 (144A)	6,823,145
3,500,000(c)	Mariner CLO LLC, Series 2015-1A, Class DR2, 3.122%
	(3 Month USD LIBOR + 285 bps), 4/20/29 (144A)	3,323,716
1,250,000	Marlette Funding Trust, Series 2019-1A, Class C, 4.42%,
	4/16/29 (144A)	1,235,763
8,921,980(d)	Mill City Mortgage Loan Trust, Series 2018-3, Class M2,
	3.25%, 8/25/58 (144A)	9,196,836
2,320,054(d)	Mill City Mortgage Loan Trust, Series 2018-3, Class M3,
	3.25%, 8/25/58 (144A)	2,350,019
5,930,000	Mosaic Solar Loan Trust, Series 2019-2A, Class D, 6.18%,
	9/20/40 (144A)	5,623,396
5,829,000(d)	Nationstar HECM Loan Trust, Series 2019-1A, Class M4,
	5.804%, 6/25/29 (144A)	5,830,158

The accompanying notes are an integral part of these financial statements.
Pioneer Strategic Income Fund | Annual Report | 9/30/20 25

Schedule of Investments | 9/30/20 (continued)

Principal
Amount
USD ($)		Value
	ASSET BACKED SECURITIES — (continued)
5,000,000(c)	Neuberger Berman CLO XVII, Ltd., Series 2014-17A,
	Class ER2, 7.458% (3 Month USD LIBOR +
	720 bps), 4/22/29 (144A)	$ 4,624,600
4,500,000(c)	Newark BSL CLO 1, Ltd., Series 2016-1A, Class DR,
	6.495% (3 Month USD LIBOR + 625 bps),
	12/21/29 (144A)	4,051,890
843,570(c)	Newtek Small Business Loan Trust, Series 2017-1,
	Class B, 3.148% (1 Month USD LIBOR +
	300 bps), 2/25/43 (144A)	764,730
4,360,000	NMEF Funding LLC, Series 2019-A, Class D, 4.39%,
	8/17/26 (144A)	4,427,160
2,000,000(c)	Octagon Investment Partners XXI, Ltd., Series 2014-1A,
	Class DRR, 7.265% (3 Month USD LIBOR +
	700 bps), 2/14/31 (144A)	1,840,432
1,119,000	Octane Receivables Trust, Series 2020-1A, Class D,
	5.45%, 3/20/28 (144A)	1,117,180
4,462,565	Orange Lake Timeshare Trust, Series 2019-A, Class D,
	4.93%, 4/9/38 (144A)	4,395,333
177,159	Oxford Finance Funding LLC, Series 2016-1A, Class A,
	3.968%, 6/17/24 (144A)	177,227
5,600,000(c)	Palmer Square Loan Funding, Ltd., Series 2020-1A,
	Class D, 5.103% (3 Month USD LIBOR +
	485 bps), 2/20/28 (144A)	4,968,208
4,300,000	PG Receivables Finance, Series 2020-1, Class C, 5.44%,
	7/20/25 (144A)	4,160,250
3,000,000	Progress Residential Trust, Series 2018-SFR2, Class A,
	3.712%, 8/17/35 (144A)	3,077,064
3,430,000	Progress Residential Trust, Series 2018-SFR2, Class E,
	4.656%, 8/17/35 (144A)	3,516,946
4,770,000	Progress Residential Trust, Series 2018-SFR3, Class F,
	5.368%, 10/17/35 (144A)	4,903,146
147,226	Purchasing Power Funding LLC, Series 2018-A, Class A,
	3.34%, 8/15/22 (144A)	147,283
5,000,000(c)	Race Point VIII CLO, Ltd., Series 2013-8A, Class DR2,
	3.753% (3 Month USD LIBOR + 350 bps),
	2/20/30 (144A)	4,670,300
2,200,000	Republic Finance Issuance Trust, Series 2019-A, Class B,
	3.93%, 11/22/27 (144A)	2,173,534
3,000,000	Republic Finance Issuance Trust, Series 2019-A, Class C,
	5.1%, 11/22/27 (144A)	2,835,122
1,500,000	Rosy, Series 2018-1, Class A1, 6.25%, 12/15/25 (144A)	1,425,000
2,250,000	SCF Equipment Leasing LLC, Series 2018-1A, Class C,
	4.21%, 4/20/27 (144A)	2,304,914
7,729,399	SCF Equipment Leasing LLC, Series 2019-1A, Class E,
	5.49%, 4/20/30 (144A)	7,477,521
3,862,740	Sierra Timeshare Receivables Funding LLC, Series
	2019-1A, Class D, 4.75%, 1/20/36 (144A)	3,877,633
3,660,460	Sierra Timeshare Receivables Funding LLC, Series
	2020-2A, Class D, 6.59%, 7/20/37 (144A)	3,701,180

The accompanying notes are an integral part of these financial statements.
26 Pioneer Strategic Income Fund | Annual Report | 9/30/20

Principal
Amount
USD ($)		Value
	ASSET BACKED SECURITIES — (continued)
5,000,000	Small Business Lending Trust, Series 2019-A, Class C,
	4.31%, 7/15/26 (144A)	$ 3,329,884
4,750,000(c)	Sound Point CLO XXI, Ltd., Series 2018-3A, Class C,
	3.545% (3 Month USD LIBOR + 330 bps),
	10/26/31 (144A)	4,281,370
1,200,000(c)	Sound Point CLO XXV, Ltd., Series 2019-4A, Class D,
	4.385% (3 Month USD LIBOR + 411 bps),
	1/15/33 (144A)	1,164,534
7,000,000(c)	Sound Point CLO XXV, Ltd., Series 2019-4A, Class E,
	7.895% (3 Month USD LIBOR + 762 bps),
	1/15/33 (144A)	6,745,571
5,000,000	SpringCastle America Funding LLC, Series 2020-AA,
	Class A, 1.97%, 9/25/37 (144A)	5,017,945
2,918,750	STORE Master Funding I LLC, Series 2015-1A,
	Class A1, 3.75%, 4/20/45 (144A)	2,965,137
2,200,000(c)	Symphony CLO XXII, Ltd., Series 2020-22A, Class C,
	3.464% (3 Month USD LIBOR + 215 bps),
	4/18/33 (144A)	2,154,506
6,600,000(c)	Symphony CLO XXII, Ltd., Series 2020-22A, Class D,
	4.464% (3 Month USD LIBOR + 315 bps),
	4/18/33 (144A)	6,286,196
986,000	Tidewater Auto Receivables Trust, Series 2018-AA,
	Class E, 5.48%, 10/15/26 (144A)	1,010,502
11,300,000(d)	Towd Point Mortgage Trust, Series 2015-2, Class 1B3,
	3.628%, 11/25/60 (144A)	11,301,270
3,700,000(d)	Towd Point Mortgage Trust, Series 2015-5, Class M1,
	3.5%, 5/25/55 (144A)	3,924,052
13,841,000(d)	Towd Point Mortgage Trust, Series 2015-6, Class B1,
	3.945%, 4/25/55 (144A)	14,828,939
5,320,000(d)	Towd Point Mortgage Trust, Series 2015-6, Class M2,
	3.75%, 4/25/55 (144A)	5,766,076
8,500,000(d)	Towd Point Mortgage Trust, Series 2016-1, Class B1,
	4.035%, 2/25/55 (144A)	9,169,424
8,105,000(d)	Towd Point Mortgage Trust, Series 2016-2, Class B2,
	3.499%, 8/25/55 (144A)	8,403,818
5,148,000(d)	Towd Point Mortgage Trust, Series 2016-3, Class B1,
	4.111%, 4/25/56 (144A)	5,502,831
7,695,000(d)	Towd Point Mortgage Trust, Series 2016-4, Class B1,
	3.935%, 7/25/56 (144A)	8,237,550
9,202,000(d)	Towd Point Mortgage Trust, Series 2017-1, Class B2,
	3.897%, 10/25/56 (144A)	9,693,901
9,175,000(d)	Towd Point Mortgage Trust, Series 2017-2, Class B2,
	4.18%, 4/25/57 (144A)	9,904,053
11,800,000(d)	Towd Point Mortgage Trust, Series 2017-4, Class B1,
	3.389%, 6/25/57 (144A)	12,446,156
20,235,000(d)	Towd Point Mortgage Trust, Series 2017-6, Class M1,
	3.25%, 10/25/57 (144A)	21,677,626
8,925,000(d)	Towd Point Mortgage Trust, Series 2017-6, Class M2,
	3.25%, 10/25/57 (144A)	9,397,037

The accompanying notes are an integral part of these financial statements.
Pioneer Strategic Income Fund | Annual Report | 9/30/20 27

Schedule of Investments | 9/30/20 (continued)

Principal
Amount
USD ($)		Value
	ASSET BACKED SECURITIES — (continued)
4,750,000(d)	Towd Point Mortgage Trust, Series 2018-1, Class B1,
	3.89%, 1/25/58 (144A)	$ 4,884,717
8,000,000(d)	Towd Point Mortgage Trust, Series 2018-3, Class M1,
	3.875%, 5/25/58 (144A)	8,523,692
7,500,000(d)	Towd Point Mortgage Trust, Series 2018-3, Class M2,
	3.875%, 5/25/58 (144A)	7,703,987
10,000,000(d)	Towd Point Mortgage Trust, Series 2019-2, Class A2,
	3.75%, 12/25/58 (144A)	10,927,800
1,500,000	Tricon American Homes Trust, Series 2017-SFR2,
	Class D, 3.672%, 1/17/36 (144A)	1,548,792
2,580,000	Tricon American Homes Trust, Series 2017-SFR2,
	Class E, 4.216%, 1/17/36 (144A)	2,634,341
2,400,000	United Auto Credit Securitization Trust, Series 2018-2,
	Class F, 6.82%, 6/10/25 (144A)	2,439,154
4,250,000	United Auto Credit Securitization Trust, Series 2019-1,
	Class F, 6.05%, 1/12/26 (144A)	4,322,578
2,200,000	US Auto Funding LLC, Series 2019-1A, Class D, 8.06%,
	11/15/25 (144A)	2,238,686
4,975,000(c)	Westcott Park CLO, Ltd., Series 2016-1A, Class ER,
	6.672% (3 Month USD LIBOR + 640 bps),
	7/20/28 (144A)	4,622,491
3,850,086	Westgate Resorts LLC, Series 2018-1A, Class C, 4.1%,
	12/20/31 (144A)	3,794,461
3,847,481	Westgate Resorts LLC, Series 2020-1A, Class C, 6.213%,
	3/20/34 (144A)	4,006,625
3,850,000	Westlake Automobile Receivables Trust, Series
	2018-3A, Class E, 4.9%, 12/15/23 (144A)	3,984,010
4,000,000(c)	Whitebox CLO II, Ltd., Series 2020-2A, Class E, 8.092%
	(3 Month USD LIBOR + 785 bps), 10/24/31 (144A)	3,921,832
1,022,312	WRG Debt Funding II LLC, Series 2017-1, Class A,
	4.458%, 3/15/26 (144A)	1,000,065
1,270,258	WRG Debt Funding II LLC, Series 2017-1, Class B,
	5.926%, 3/15/26 (144A)	1,270,819
	TOTAL ASSET BACKED SECURITIES
	(Cost $515,554,816)	$ 514,426,059
	COLLATERALIZED MORTGAGE OBLIGATIONS —
	12.3% of Net Assets
2,500,000	American Homes 4 Rent Trust, Series 2014-SFR2,
	Class D, 5.149%, 10/17/36 (144A)	$ 2,761,803
5,000,000	American Homes 4 Rent Trust, Series 2014-SFR3,
	Class C, 4.596%, 12/17/36 (144A)	5,422,466
4,100,000	American Homes 4 Rent Trust, Series 2014-SFR3,
	Class D, 5.04%, 12/17/36 (144A)	4,518,451
2,950,000	American Homes 4 Rent Trust, Series 2015-SFR1,
	Class C, 4.11%, 4/17/52 (144A)	3,141,603
4,629,000(d)	Angel Oak Mortgage Trust I LLC, Series 2019-1,
	Class B1, 5.4%, 11/25/48 (144A)	4,821,361

The accompanying notes are an integral part of these financial statements.
28 Pioneer Strategic Income Fund | Annual Report | 9/30/20

Principal
Amount
USD ($)		Value
	COLLATERALIZED MORTGAGE OBLIGATIONS —
	(continued)
4,460,000(d)	Angel Oak Mortgage Trust I LLC, Series 2019-2,
	Class B1, 5.016%, 3/25/49 (144A)	$ 4,562,159
1,054,000(d)	B2R Mortgage Trust, Series 2015-1, Class D, 4.831%,
	5/15/48 (144A)	1,026,572
4,400,000(d)	Bayview Koitere Fund Trust, Series 2017-SPL3,
	Class B1, 4.25%, 11/28/53 (144A)	4,706,883
7,050,000(d)	Bayview Opportunity Master Fund IVa Trust, Series
	2017-RT5, Class B1, 4.0%, 5/28/69 (144A)	7,633,043
4,670,000(d)	Bayview Opportunity Master Fund IVa Trust, Series
	2017-SPL5, Class B1, 4.0%, 6/28/57 (144A)	4,930,346
2,120,000(c)	Bellemeade Re, Ltd., Series 2019-1A, Class B1, 4.148%
	(1 Month USD LIBOR + 400 bps), 3/25/29 (144A)	1,818,608
3,550,000(c)	Bellemeade Re, Ltd., Series 2019-1A, Class M2, 2.848%
	(1 Month USD LIBOR + 270 bps), 3/25/29 (144A)	3,302,546
3,910,000(c)	Bellemeade Re, Ltd., Series 2019-2A, Class B1, 4.248%
	(1 Month USD LIBOR + 410 bps), 4/25/29 (144A)	2,820,076
5,350,000(c)	Bellemeade Re, Ltd., Series 2019-2A, Class M2, 3.248%
	(1 Month USD LIBOR + 310 bps), 4/25/29 (144A)	5,110,341
2,994,878(d)	Cascade Funding Mortgage Trust, Series 2019-RM3,
	Class C, 4.0%, 6/25/69 (144A)	2,553,925
7,479,635(d)	Chase Home Lending Mortgage Trust, Series 2019-1,
	Class B1, 3.951%, 3/25/50 (144A)	7,976,040
9,590,412(c)	Chase Mortgage Reference Notes, Series 2020-CL1,
	Class M2, 2.675% (1 Month USD LIBOR +
	250 bps), 10/25/57 (144A)	9,612,571
4,000,000(e)	Colony American Finance, Ltd., Series 2016-1, Class D,
	5.972%, 6/15/48 (144A)	4,100,906
4,100,000(c)	Connecticut Avenue Securities Trust, Series 2019-HRP1,
	Class B1, 9.398% (1 Month USD LIBOR +
	925 bps), 11/25/39 (144A)	3,185,569
7,460,783(c)	Connecticut Avenue Securities Trust, Series 2019-R01,
	Class 2M2, 2.598% (1 Month USD LIBOR +
	245 bps), 7/25/31 (144A)	7,414,065
6,600,000(c)	Connecticut Avenue Securities Trust, Series 2019-R02,
	Class 1B1, 4.298% (1 Month USD LIBOR +
	415 bps), 8/25/31 (144A)	6,302,561
973,416(c)	Connecticut Avenue Securities Trust, Series 2019-R02,
	Class 1M2, 2.448% (1 Month USD LIBOR +
	230 bps), 8/25/31 (144A)	967,930
4,240,000(c)	Connecticut Avenue Securities Trust, Series 2019-R03,
	Class 1B1, 4.248% (1 Month USD LIBOR +
	410 bps), 9/25/31 (144A)	4,070,083
2,384,783(c)	Connecticut Avenue Securities Trust, Series 2019-R03,
	Class 1M2, 2.298% (1 Month USD LIBOR +
	215 bps), 9/25/31 (144A)	2,375,323
3,580,000(c)	Connecticut Avenue Securities Trust, Series 2019-R04,
	Class 2B1, 5.398% (1 Month USD LIBOR +
	525 bps), 6/25/39 (144A)	3,222,678

The accompanying notes are an integral part of these financial statements.
Pioneer Strategic Income Fund | Annual Report | 9/30/20 29

Schedule of Investments | 9/30/20 (continued)

Principal
Amount
USD ($)		Value
	COLLATERALIZED MORTGAGE OBLIGATIONS —
	(continued)
5,025,000(c)	Connecticut Avenue Securities Trust, Series 2019-R05,
	Class 1B1, 4.248% (1 Month USD LIBOR +
	410 bps), 7/25/39 (144A)	$ 4,391,864
7,180,000(c)	Connecticut Avenue Securities Trust, Series 2019-R06,
	Class 2B1, 3.898% (1 Month USD LIBOR +
	375 bps), 9/25/39 (144A)	6,076,466
7,396,014(c)	Connecticut Avenue Securities Trust, Series 2019-R06,
	Class 2M2, 2.248% (1 Month USD LIBOR +
	210 bps), 9/25/39 (144A)	7,335,988
8,404,431(c)	Connecticut Avenue Securities Trust, Series 2019-R07,
	Class 1M2, 2.248% (1 Month USD LIBOR +
	210 bps), 10/25/39 (144A)	8,358,289
3,920,000(c)	Connecticut Avenue Securities Trust, Series 2020-SBT1,
	Class 1M2, 3.798% (1 Month USD LIBOR +
	365 bps), 2/25/40 (144A)	3,645,103
4,940,000(c)	Connecticut Avenue Securities Trust, Series 2020-SBT1,
	Class 2M2, 3.798% (1 Month USD LIBOR +
	365 bps), 2/25/40 (144A)	4,695,231
876,576(d)	CSFB Mortgage-Backed Pass-Through Certificates,
	Series 2003-17, Class B1, 5.5%, 6/25/33	410,066
2,324,435(d)	CSMC Trust, Series 2013-7, Class B4, 3.518%,
	8/25/43 (144A)	2,339,433
2,128,644(d)	CSMC Trust, Series 2013-IVR4, Class B4, 3.467%,
	7/25/43 (144A)	2,104,960
1,147,301(d)	CSMC Trust, Series 2013-TH1, Class B4, 3.606%,
	2/25/43 (144A)	1,147,484
2,066,159(d)	CSMC Trust, Series 2014-IVR2, Class B4, 3.695%,
	4/25/44 (144A)	2,099,016
693,146(d)	CSMC Trust, Series 2015-1, Class B4, 3.93%,
	1/25/45 (144A)	683,852
1,789,814(d)	CSMC Trust, Series 2015-3, Class B4, 3.919%,
	3/25/45 (144A)	1,795,632
8,642,124(d)	CSMC Trust, Series 2018-J1, Class B3, 3.651%,
	2/25/48 (144A)	8,541,030
2,444,977(d)	CSMLT Trust, Series 2015-2, Class B4, 3.882%,
	8/25/45 (144A)	2,349,217
11,200,000(c)	Eagle Re, Ltd., Series 2019-1, Class B1, 4.648%
	(1 Month USD LIBOR + 450 bps), 4/25/29 (144A)	9,612,244
2,023,075(d)	EverBank Mortgage Loan Trust, Series 2013-1,
	Class B4, 3.5%, 3/25/43 (144A)	2,093,340
1,548,974(c)	Fannie Mae Connecticut Avenue Securities, Series
	2018-C06, Class 1M2, 2.148% (1 Month USD LIBOR +
	200 bps), 3/25/31	1,521,525
16,013,571(c)(f)	Federal Home Loan Mortgage Corp. REMICs, Series
	4087, Class SB, 5.878% (1 Month USD LIBOR +
	603 bps), 7/15/42	3,300,642

The accompanying notes are an integral part of these financial statements.
30 Pioneer Strategic Income Fund | Annual Report | 9/30/20

Principal
Amount
USD ($)		Value
	COLLATERALIZED MORTGAGE OBLIGATIONS —
	(continued)
9,062,185(c)(f)	Federal Home Loan Mortgage Corp. REMICs, Series
	4091, Class SH, 6.398% (1 Month USD LIBOR +
	655 bps), 8/15/42	$ 1,991,311
623,764	Federal National Mortgage Association REMICs, Series
	2009-36, Class HX, 4.5%, 6/25/29	658,426
7,220,512(c)(f)	Federal National Mortgage Association REMICs, Series
	2012-14, Class SP, 6.402% (1 Month USD LIBOR +
	655 bps), 8/25/41	974,542
6,772,840(c)(f)	Federal National Mortgage Association REMICs, Series
	2018-43, Class SM, 6.052% (1 Month USD LIBOR +
	620 bps), 6/25/48	949,640
8,900,958(c)(f)	Federal National Mortgage Association REMICs, Series
	2019-33, Class S, 5.902% (1 Month USD LIBOR +
	605 bps), 7/25/49	1,445,713
6,614,868(c)(f)	Federal National Mortgage Association REMICs, Series
	2019-41, Class PS, 5.902% (1 Month USD LIBOR +
	605 bps), 8/25/49	1,050,366
6,209,012(c)(f)	Federal National Mortgage Association REMICs, Series
	2019-41, Class SM, 5.902% (1 Month USD LIBOR +
	605 bps), 8/25/49	789,569
8,953,686	Finance of America Structured Securities Trust, Series
	2018-A, Class JR2, 1.646%, 12/26/68 (144A)	9,619,880
10,572,920	Finance of America Structured Securities Trust, Series
	2019-JR2, Class JR2, 2.0%, 6/25/69 (144A)	11,329,823
11,072,956	Finance of America Structured Securities Trust, Series
	2019-JR4, Class JR2, 2.0%, 11/25/69 (144A)	11,482,822
7,472,302	Finance of America Structured Securities Trust, Series
	2020-JR2, 0.0%, 5/25/50 (144A)	7,608,120
1,617,302(d)	FirstKey Mortgage Trust, Series 2014-1, Class B4,
	4.003%, 11/25/44 (144A)	1,654,970
6,800,000(c)	Freddie Mac Stacr Trust, Series 2018-HQA2, Class M2,
	2.448% (1 Month USD LIBOR + 230 bps),
	10/25/48 (144A)	6,655,408
8,080,000(c)	Freddie Mac Stacr Trust, Series 2019-DNA2, Class B2,
	10.648% (1 Month USD LIBOR + 1,050 bps),
	3/25/49 (144A)	7,434,705
3,000,000(c)	Freddie Mac Stacr Trust, Series 2019-HQA1, Class B1,
	4.548% (1 Month USD LIBOR + 440 bps),
	2/25/49 (144A)	2,871,680
6,700,000(c)	Freddie Mac Stacr Trust, Series 2019-HQA1, Class B2,
	12.398% (1 Month USD LIBOR + 1,225 bps),
	2/25/49 (144A)	6,465,786
5,530,748(c)	Freddie Mac Stacr Trust, Series 2019-HQA1, Class M2,
	2.498% (1 Month USD LIBOR + 235 bps),
	2/25/49 (144A)	5,477,823
3,740,000(c)	Freddie Mac Stacr Trust, Series 2019-HQA2, Class B1,
	4.248% (1 Month USD LIBOR + 410 bps),
	4/25/49 (144A)	3,562,020

The accompanying notes are an integral part of these financial statements.
Pioneer Strategic Income Fund | Annual Report | 9/30/20 31

Schedule of Investments | 9/30/20 (continued)

Principal
Amount
USD ($)		Value
	COLLATERALIZED MORTGAGE OBLIGATIONS —
	(continued)
2,880,000(c)	Freddie Mac Stacr Trust, Series 2019-HQA2, Class B2,
	11.398% (1 Month USD LIBOR +
	1,125 bps), 4/25/49 (144A)	$ 2,700,192
1,561,603(c)	Freddie Mac Stacr Trust, Series 2019-HQA2, Class M2,
	2.198% (1 Month USD LIBOR + 205 bps),
	4/25/49 (144A)	1,536,653
1,500,000(c)	Freddie Mac Stacr Trust, Series 2019-HQA3, Class B1,
	3.148% (1 Month USD LIBOR + 300 bps),
	9/25/49 (144A)	1,361,528
5,510,000(c)	Freddie Mac Stacr Trust, Series 2019-HRP1, Class B1,
	4.198% (1 Month USD LIBOR + 405 bps),
	2/25/49 (144A)	4,729,316
3,900,000(c)	Freddie Mac Stacr Remic Trust, Series 2020-DNA2,
	Class B1, 2.648% (1 Month USD LIBOR + 250 bps),
	2/25/50 (144A)	3,372,845
6,630,000(c)	Freddie Mac Stacr Remic Trust, Series 2020-DNA4,
	Class B1, 6.148% (1 Month USD LIBOR + 600 bps),
	8/25/50 (144A)	6,849,584
4,120,000(c)	Freddie Mac Stacr Remic Trust, Series 2020-DNA4,
	Class B2, 10.148% (1 Month USD LIBOR + 1,000 bps),
	8/25/50 (144A)	4,243,588
6,060,000(c)	Freddie Mac Stacr Remic Trust, Series 2020-HQA2,
	Class M2, 3.248% (1 Month USD LIBOR + 310 bps),
	3/25/50 (144A)	5,968,886
1,880,000(c)	Freddie Mac Stacr Remic Trust, Series 2020-HQA4,
	Class B1, 5.402% (1 Month USD LIBOR + 525 bps),
	9/25/50 (144A)	1,893,685
2,650,000(c)	Freddie Mac Stacr Remic Trust, Series 2020-HQA4,
	Class B2, 9.552% (1 Month USD LIBOR + 940 bps),
	9/25/50 (144A)	2,651,843
171,915	Global Mortgage Securitization, Ltd., Series 2004-A,
	Class B2, 5.25%, 11/25/32 (144A)	3,429
553,404	Global Mortgage Securitization, Ltd., Series 2005-A,
	Class B2, 5.25%, 4/25/32 (144A)	440,379
2,409,352	Government National Mortgage Association, Series
	2009-83, Class EB, 4.5%, 9/20/39	2,722,267
1,162,034	Government National Mortgage Association, Series
	2012-130, Class PA, 3.0%, 4/20/41	1,189,154
17,837,994(c)(f)	Government National Mortgage Association, Series
	2019-90, Class SA, 3.144% (1 Month USD LIBOR +
	330 bps), 7/20/49	1,654,940
4,469,368(c)(f)	Government National Mortgage Association, Series
	2019-103, Class SB, 5.894% (1 Month USD LIBOR +
	605 bps), 8/20/49	869,586
42,090,608(f)	Government National Mortgage Association, Series
	2019-110, Class PI, 3.5%, 9/20/49	3,075,658
39,104,261(c)(f)	Government National Mortgage Association, Series
	2019-117, Class SB, 3.264% (1 Month USD LIBOR +
	342 bps), 9/20/49	3,228,503

The accompanying notes are an integral part of these financial statements.
32 Pioneer Strategic Income Fund | Annual Report | 9/30/20

Principal
Amount
USD ($)		Value
	COLLATERALIZED MORTGAGE OBLIGATIONS —
	(continued)
39,206,223(c)(f)	Government National Mortgage Association, Series
	2019-121, Class SA, 3.194% (1 Month USD LIBOR +
	335 bps), 10/20/49	$ 3,593,493
58,923,615(f)	Government National Mortgage Association, Series
	2019-128, Class IB, 3.5%, 10/20/49	6,111,210
104,384,959(f)	Government National Mortgage Association, Series
	2019-128, Class ID, 3.5%, 10/20/49	7,818,047
27,080,077(f)	Government National Mortgage Association, Series
	2019-159, Class CI, 3.5%, 12/20/49	2,789,892
9,162,874(f)	Government National Mortgage Association, Series
	2020-7, Class CI, 3.5%, 1/20/50	1,249,965
29,164,914(c)(f)	Government National Mortgage Association, Series
	2020-9, Class SA, 3.194% (1 Month USD LIBOR +
	335 bps), 1/20/50	2,648,020
3,775,136(f)	Government National Mortgage Association, Series
	2020-15, Class IM, 3.5%, 2/20/50	525,813
4,427,623(d)	GS Mortgage-Backed Securities Trust, Series 2019-PJ1,
	Class B2, 4.315%, 8/25/49 (144A)	4,765,703
2,532,540(d)	GS Mortgage-Backed Securities Trust, Series 2019-PJ3,
	Class B4, 4.096%, 3/25/50 (144A)	2,407,595
2,497,318(d)	GS Mortgage-Backed Securities Trust, Series 2020-PJ1,
	Class B1, 3.667%, 5/25/50 (144A)	2,668,298
2,955,406(d)	GS Mortgage-Backed Securities Trust, Series 2020-PJ1,
	Class B2, 3.667%, 5/25/50 (144A)	3,057,647
6,000,000(d)	GS Mortgage-Backed Securities Trust, Series 2020-PJ4,
	Class B2, 3.38%, 1/25/51 (144A)	6,134,297
1,700,000(c)	Home Partners of America Trust, Series 2017-1,
	Class E, 2.801% (1 Month USD LIBOR + 265 bps),
	7/17/34 (144A)	1,712,241
1,041,747(c)	Home Partners of America Trust, Series 2018-1,
	Class A, 1.051% (1 Month USD LIBOR + 90 bps),
	7/17/37 (144A)	1,039,794
2,851,138(d)	JP Morgan Mortgage Trust, Series 2014-1, Class B4,
	3.723%, 1/25/44 (144A)	2,912,510
3,619,561(d)	JP Morgan Mortgage Trust, Series 2019-2, Class B4,
	4.64%, 8/25/49 (144A)	3,596,712
5,840,238(d)	JP Morgan Mortgage Trust, Series 2019-8, Class B2A,
	3.19%, 3/25/50 (144A)	6,051,438
7,676,036(d)	JP Morgan Mortgage Trust, Series 2019-LTV3, Class B2,
	4.551%, 3/25/50 (144A)	8,142,998
3,959,249(d)	JP Morgan Mortgage Trust, Series 2020-3, Class B1A,
	3.042%, 8/25/50 (144A)	4,004,935
4,250,000(d)	JP Morgan Mortgage Trust, Series 2020-7, Class A15,
	3.0%, 1/25/51 (144A)	4,350,439
3,525,294(d)	JP Morgan Mortgage Trust, Series 2020-INV1,
	Class A15, 3.5%, 8/25/50 (144A)	3,603,372
8,741,695(d)	JP Morgan Mortgage Trust, Series 2020-INV2,
	Class B2A, 3.288%, 10/25/50 (144A)	8,807,842

The accompanying notes are an integral part of these financial statements.
Pioneer Strategic Income Fund | Annual Report | 9/30/20 33

Schedule of Investments | 9/30/20 (continued)

Principal
Amount
USD ($)		Value
	COLLATERALIZED MORTGAGE OBLIGATIONS —
	(continued)
4,000,000(d)	JP Morgan Mortgage Trust, Series 2020-LTV2,
	Class A3, 3.0%, 11/25/50 (144A)	$ 4,117,031
6,500,000(d)	JP Morgan Mortgage Trust, Series 2020-LTV2,
	Class A15, 3.0%, 11/25/50 (144A)	6,649,551
5,273,191(d)	JP Morgan Wealth Management, Series 2020-ATR1,
	Class A3, 3.0%, 2/25/50 (144A)	5,389,776
2,312,803(d)	JP Morgan Wealth Management, Series 2020-ATR1,
	Class A15, 3.0%, 2/25/50 (144A)	2,355,264
1,413,030	La Hipotecaria El Salvadorian Mortgage Trust, Series
	2016-1A, Class A, 3.358%, 1/15/46 (144A)	1,545,502
2,483,068	La Hipotecaria Mortgage Trust, Series 2019-2A,
	Class BBB, 4.75%, 9/29/46 (144A)	2,546,697
521,880(c)	La Hipotecaria Panamanian Mortgage Trust, Series
	2010-1GA, Class A, 3.175% (Panamanian Mortgage
	Reference Rate - 300 bps), 9/8/39 (144A)	537,863
1,900,000(d)	Mill City Mortgage Loan Trust, Series 2019-GS1,
	Class M1, 3.0%, 7/25/59 (144A)	2,019,991
6,145,000(d)	Mill City Mortgage Loan Trust, Series 2019-GS1,
	Class M3, 3.25%, 7/25/59 (144A)	6,194,759
4,967,044(c)	New Residential Mortgage Loan Trust, Series 2018-4A,
	Class B1, 1.198% (1 Month USD LIBOR +
	105 bps), 1/25/48 (144A)	4,706,146
8,000,000(d)	New Residential Mortgage Loan Trust, Series
	2018-RPL1, Class M2, 3.5%, 12/25/57 (144A)	8,209,271
8,400,000(d)	New Residential Mortgage Loan Trust, Series
	2019-RPL2, Class M2, 3.75%, 2/25/59 (144A)	8,945,761
11,500,000(d)	New Residential Mortgage Loan Trust, Series
	2020-RPL1, Class B1, 3.937%, 11/25/59 (144A)	10,983,992
6,500,000(d)	New Residential Mortgage Loan Trust, Series
	2020-RPL1, Class M2, 3.5%, 11/25/59 (144A)	6,374,742
1,000,000(c)	Oaktown Re II, Ltd., Series 2018-1A, Class B1, 4.198%
	(1 Month USD LIBOR + 405 bps), 7/25/28 (144A)	896,171
4,070,000(c)	Oaktown Re II, Ltd., Series 2018-1A, Class M2, 2.998%
	(1 Month USD LIBOR + 285 bps), 7/25/28 (144A)	3,873,124
700,000	Progress Residential Trust, Series 2017-SFR1, Class C,
	3.316%, 8/17/34 (144A)	710,649
2,600,000	Progress Residential Trust, Series 2017-SFR1, Class E,
	4.261%, 8/17/34 (144A)	2,652,541
4,147,825(d)	Provident Funding Mortgage Trust, Series 2019-1,
	Class B2, 3.326%, 12/25/49 (144A)	4,308,580
2,156,476(d)	Provident Funding Mortgage Trust, Series 2019-1,
	Class B3, 3.321%, 12/25/49 (144A)	2,087,363
3,209,645(d)	Provident Funding Mortgage Trust, Series 2020-1,
	Class B1, 3.332%, 2/25/50 (144A)	3,385,746
3,470,000(c)	Radnor Re, Ltd., Series 2019-1, Class B1, 4.598% (1
	Month USD LIBOR + 445 bps), 2/25/29 (144A)	2,963,230

The accompanying notes are an integral part of these financial statements.
34 Pioneer Strategic Income Fund | Annual Report | 9/30/20

Principal
Amount
USD ($)		Value
	COLLATERALIZED MORTGAGE OBLIGATIONS —
	(continued)
870,000(c)	Radnor Re, Ltd., Series 2020-2, Class B1, 7.75%
	(1 Month USD LIBOR + 760 bps), 10/25/30 (144A)	$ 870,000
2,540,000(c)	Radnor Re, Ltd., Series 2020-2, Class M1C, 4.75%
	(1 Month USD LIBOR + 460 bps), 10/25/30 (144A)	2,540,000
2,939	RALI Trust, Series 2003-QS14, Class A1, 5.0%, 7/25/18	2,645
1,185,000(d)	RMF Buyout Issuance Trust, Series 2020-1, Class M5,
	6.0%, 2/25/30 (144A)	1,156,086
3,574,854(d)	Sequoia Mortgage Trust, Series 2013-2, Class B4,
	3.637%, 2/25/43	3,580,693
1,168,641(d)	Sequoia Mortgage Trust, Series 2018-CH3, Class A1,
	4.5%, 8/25/48 (144A)	1,225,981
3,224,972(d)	Sequoia Mortgage Trust, Series 2018-CH3, Class B2B,
	4.826%, 8/25/48 (144A)	3,512,707
6,748,608(d)	Sequoia Mortgage Trust, Series 2018-CH4, Class B1B,
	4.974%, 10/25/48 (144A)	7,408,862
4,541,885(c)	STACR Trust, Series 2018-DNA3, Class B1, 4.048%
	(1 Month USD LIBOR + 390 bps), 9/25/48 (144A)	4,207,634
3,550,000(c)	STACR Trust, Series 2018-HRP2, Class B1, 4.348%
	(1 Month USD LIBOR + 420 bps), 2/25/47 (144A)	3,139,014
15,100,000(d)	Towd Point Mortgage Trust, Series 2019-4, Class M1,
	3.5%, 10/25/59 (144A)	16,390,605
1,200,000(d)	Verus Securitization Trust, Series 2020-2, Class B1,
	5.36%, 5/25/60 (144A)	1,206,129
250,000(d)	Verus Securitization Trust, Series 2020-INV1, Class B1,
	5.75%, 3/25/60 (144A)	257,355
340,000(d)	Verus Securitization Trust, Series 2020-INV1, Class B2,
	6.0%, 3/25/60 (144A)	336,161
800,000(d)	Visio Trust, Series 2019-2, Class B1, 3.91%,
	11/25/54 (144A)	765,754
1,485,999(d)	Wells Fargo Mortgage Backed Securities, Series
	2020-4, 3.288%, 7/25/50 (144A)	1,357,963
1,585,313(d)	WinWater Mortgage Loan Trust, Series 2015-2,
	Class B4, 3.904%, 2/20/45 (144A)	1,639,900
	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
	(Cost $565,243,208)	$ 540,417,431
	COMMERCIAL MORTGAGE-BACKED SECURITIES —
	5.8% of Net Assets
8,285,386(e)(f)	Bayview Commercial Asset Trust, Series 2007-2A,
	Class IO, 0.0%, 7/25/37 (144A)	$ 1
1,597,000	BBCMS Mortgage Trust, Series 2020-C6, Class D, 2.4%,
	2/15/53 (144A)	1,315,441
4,500,000	Benchmark Mortgage Trust, Series 2018-B5, Class A3,
	3.944%, 7/15/51	5,278,893
2,025,000(d)	Benchmark Mortgage Trust, Series 2020-IG3, Class B,
	3.387%, 9/15/48 (144A)	2,166,647

The accompanying notes are an integral part of these financial statements.
Pioneer Strategic Income Fund | Annual Report | 9/30/20 35

Schedule of Investments | 9/30/20 (continued)

Principal
Amount
USD ($)		Value
	COMMERCIAL MORTGAGE-BACKED SECURITIES —
	(continued)
5,000,000(c)	BTH-13 Mortgage Backed Securities Trust, Series
	2018-13, Class A, 2.655% (1 Month USD LIBOR +
	250 bps), 8/18/21 (144A)	$ 4,964,303
3,810,000	CD Mortgage Trust, Series 2018-CD7, Class A3,
	4.013%, 8/15/51	4,468,889
4,250,000	CFCRE Commercial Mortgage Trust, Series 2016-C3,
	Class A2, 3.597%, 1/10/48	4,701,914
2,500,000	CFCRE Commercial Mortgage Trust, Series 2018-TAN,
	Class D, 6.099%, 2/15/33 (144A)	2,386,776
719,000(c)	CGDB Commercial Mortgage Trust, Series 2019-MOB,
	Class E, 2.152% (1 Month USD LIBOR + 200 bps),
	11/15/36 (144A)	706,908
1,500,000(c)	CGDB Commercial Mortgage Trust, Series 2019-MOB,
	Class F, 2.702% (1 Month USD LIBOR + 255 bps),
	11/15/36 (144A)	1,466,365
9,608,538(c)	CHC Commercial Mortgage Trust, Series 2019-CHC,
	Class E, 2.502% (1 Month USD LIBOR + 235 bps),
	6/15/34 (144A)	8,200,307
3,500,000	Citigroup Commercial Mortgage Trust, Series 2018-B2,
	Class A3, 3.744%, 3/10/51	4,011,389
2,470,000(c)	CLNY Trust, Series 2019-IKPR, Class E, 2.873% (1 Month
	USD LIBOR + 272 bps), 11/15/38 (144A)	2,086,369
3,421,622	COMM Mortgage Trust, Series 2012-CR4, Class AM,
	3.251%, 10/15/45	3,439,416
2,531,000(d)	COMM Mortgage Trust, Series 2013-CR11, Class C,
	5.285%, 8/10/50 (144A)	2,500,361
2,484,000(d)	COMM Mortgage Trust, Series 2015-CR24, Class D,
	3.463%, 8/10/48	2,077,227
5,227,225(d)	COMM Mortgage Trust, Series 2015-DC1, Class B,
	4.035%, 2/10/48	5,428,155
2,342,863	COMM Mortgage Trust, Series 2016-CR28, Class AHR,
	3.651%, 2/10/49	2,505,947
2,411,000	COMM Mortgage Trust, Series 2019-GC44, Class D, 2.5%,
	8/15/57 (144A)	1,937,624
7,650,000(d)	COMM Mortgage Trust, Series 2020-CBM, Class E,
	3.754%, 2/10/37 (144A)	6,503,860
4,412,000(d)	COMM Mortgage Trust, Series 2020-CBM, Class F,
	3.754%, 2/10/37 (144A)	3,531,975
7,000,000(c)	Credit Suisse Mortgage Capital Certificates, Series
	2019-ICE4, Class E, 2.302% (1 Month USD LIBOR +
	215 bps), 5/15/36 (144A)	6,903,391
4,083,017(d)	CSAIL Commercial Mortgage Trust, Series 2015-C1,
	Class C, 4.411%, 4/15/50	3,745,728
5,150,000(d)	CSAIL Commercial Mortgage Trust, Series 2015-C4,
	Class D, 3.709%, 11/15/48	4,090,146
1,500,000(d)	CSAIL Commercial Mortgage Trust, Series 2016-C6,
	Class D, 5.088%, 1/15/49 (144A)	1,341,883

The accompanying notes are an integral part of these financial statements.
36 Pioneer Strategic Income Fund | Annual Report | 9/30/20

Principal
Amount
USD ($)		Value
	COMMERCIAL MORTGAGE-BACKED SECURITIES —
	(continued)
4,106,000	DBGS Mortgage Trust, Series 2018-C1, Class 7EB,
	5.237%, 9/15/31 (144A)	$ 4,158,156
4,536,000(d)	FREMF Mortgage Trust, Series 2015-K45, Class C,
	3.713%, 4/25/48 (144A)	4,741,227
2,000,000(d)	FREMF Mortgage Trust, Series 2016-K52, Class B,
	4.059%, 1/25/49 (144A)	2,209,927
2,340,000(d)	FREMF Mortgage Trust, Series 2017-K66, Class B,
	4.173%, 7/25/27 (144A)	2,639,703
4,500,000(d)	FREMF Mortgage Trust, Series 2017-KW02, Class B,
	3.922%, 12/25/26 (144A)	4,541,081
2,800,000(d)	FREMF Mortgage Trust, Series 2017-KW03, Class B,
	4.198%, 7/25/27 (144A)	2,861,977
2,300,000(d)	FREMF Mortgage Trust, Series 2018-K154, Class B,
	4.159%, 11/25/32 (144A)	2,135,852
6,364,000(d)	FREMF Mortgage Trust, Series 2018-KHG1, Class B,
	3.939%, 12/25/27 (144A)	6,542,643
3,100,000(d)	FREMF Mortgage Trust, Series 2018-KW06, Class B,
	4.368%, 6/25/28 (144A)	3,244,753
975,000(d)	FREMF Mortgage Trust, Series 2018-KW07, Class B,
	4.221%, 10/25/31 (144A)	973,235
1,550,000(d)	FREMF Mortgage Trust, Series 2019-K88, Class C,
	4.525%, 2/25/52 (144A)	1,687,581
9,708,228(d)	FREMF Mortgage Trust, Series 2019-KJ24, Class B,
	7.6%, 10/25/27 (144A)	8,139,285
8,500,000(c)	FREMF Mortgage Trust, Series 2019-KS12, Class C,
	7.045% (1 Month USD LIBOR + 690 bps), 8/25/29	6,644,523
3,900,000(d)	FREMF Mortgage Trust, Series 2020-K106, Class B,
	3.707%, 3/25/53 (144A)	4,260,732
6,247,882(c)	FREMF Mortgage Trust, Series 2020-KF74, Class C,
	6.387% (1 Month USD LIBOR + 623 bps),
	1/25/27 (144A)	6,011,028
6,500,000(c)	FREMF Mortgage Trust, Series 2020-KF83, Class
	C, 9.157% (1 Month USD LIBOR + 900 bps),
	7/25/30 (144A)	6,287,530
3,250,000(d)	FREMF Trust, Series 2018-KW04, Class B, 4.044%,
	9/25/28 (144A)	3,285,094
1,910,483(c)	FRESB Mortgage Trust, Series 2017-SB43, Class A5H,
	2.79% (1 Month USD LIBOR + 0 bps), 10/25/37	1,958,092
6,000,000(c)	GS Mortgage Securities Corp. Trust, Series 2020-DUNE,
	Class E, 2.652% (1 Month USD LIBOR +
	250 bps), 12/15/36 (144A)	5,159,814
5,200,000(c)	GS Mortgage Securities Corp. Trust, Series 2020-DUNE,
	Class G, 4.152% (1 Month USD LIBOR +
	400 bps), 12/15/36 (144A)	4,225,374
1,800,000(d)	GS Mortgage Securities Trust, Series 2016-GS4,
	Class D, 3.233%, 11/10/49 (144A)	1,245,410
3,750,000(d)	JP Morgan Chase Commercial Mortgage Securities
	Trust, Series 2015-JP1, Class C, 4.87%, 1/15/49	3,773,889

The accompanying notes are an integral part of these financial statements.
Pioneer Strategic Income Fund | Annual Report | 9/30/20 37

Schedule of Investments | 9/30/20 (continued)

Principal
Amount
USD ($)		Value
	COMMERCIAL MORTGAGE-BACKED SECURITIES —
	(continued)
4,750,000	JP Morgan Chase Commercial Mortgage Securities
	Trust, Series 2018-WPT, Class BFX, 4.549%,
	7/5/33 (144A)	$ 4,946,497
3,750,000(c)	JP Morgan Chase Commercial Mortgage Securities
	Trust, Series 2019-BKWD, Class E, 2.752% (1 Month
	USD LIBOR + 260 bps), 9/15/29 (144A)	3,321,386
2,590,000(c)	JP Morgan Chase Commercial Mortgage Securities
	Trust, Series 2019-MFP, Class D, 1.812% (1 Month USD
	LIBOR + 166 bps), 7/15/36 (144A)	2,456,944
1,500,000(c)	JP Morgan Chase Commercial Mortgage Securities
	Trust, Series 2019-MFP, Class E, 2.312% (1 Month USD
	LIBOR + 216 bps), 7/15/36 (144A)	1,407,892
11,650,000(d)	JP Morgan Chase Commercial Mortgage Securities
	Trust, Series 2020-LOOP, Class F, 3.861%,
	12/5/38 (144A)	8,954,372
4,250,000	JPMDB Commercial Mortgage Securities Trust, Series
	2018-C8, Class AS, 4.421%, 6/15/51	4,981,540
5,600,000	Key Commercial Mortgage Securities Trust, Series
	2019-S2, Class A3, 3.469%, 6/15/52 (144A)	6,076,058
3,100,000(c)	KNDL Mortgage Trust, Series 2019-KNSQ, Class F,
	2.152% (1 Month USD LIBOR + 200 bps),
	5/15/36 (144A)	2,918,952
6,700,000(d)	Morgan Stanley Bank of America Merrill Lynch Trust,
	Series 2015-C20, Class C, 4.61%, 2/15/48	6,772,694
1,625,000	Morgan Stanley Bank of America Merrill Lynch Trust,
	Series 2017-C33, Class D, 3.356%, 5/15/50 (144A)	1,279,449
3,350,000	Morgan Stanley Capital I Trust, Series 2014-150E,
	Class AS, 4.012%, 9/9/32 (144A)	3,554,069
2,140,000	Morgan Stanley Capital I Trust, Series 2016-UBS9,
	Class D, 3.0%, 3/15/49 (144A)	1,652,646
2,000,000(d)	Morgan Stanley Capital I Trust, Series 2018-MP, Class A,
	4.418%, 7/11/40 (144A)	2,153,697
8,400,000(c)	Multifamily Connecticut Avenue Securities Trust,
	Series 2019-01, Class M10, 3.398% (1 Month USD
	LIBOR + 325 bps), 10/15/49 (144A)	7,746,678
1,030,000(d)	Natixis Commercial Mortgage Securities Trust, Series
	2019-FAME, Class D, 4.544%, 8/15/36 (144A)	893,527
6,500,000	Palisades Center Trust, Series 2016-PLSD, Class A,
	2.713%, 4/13/33 (144A)	5,135,000
4,450,000(c)	Ready Capital Mortgage Financing LLC, Series
	2019-FL3, Class D, 3.048% (1 Month USD LIBOR +
	290 bps), 3/25/34 (144A)	3,669,995
2,659,000(d)	Ready Capital Mortgage Trust, Series 2019-5, Class C,
	5.054%, 2/25/52 (144A)	2,507,253
5,400,000(d)	Ready Capital Mortgage Trust, Series 2019-5, Class E,
	5.458%, 2/25/52 (144A)	3,929,969
2,403,000(d)	ReadyCap Commercial Mortgage Trust, Series 2019-6,
	Class C, 4.127%, 10/25/52 (144A)	2,492,575

The accompanying notes are an integral part of these financial statements.
38 Pioneer Strategic Income Fund | Annual Report | 9/30/20

Principal
Amount
USD ($)			Value
COMMERCIAL MORTGAGE-BACKED SECURITIES —
(continued)
2,154,483(d)		Sutherland Commercial Mortgage Loans, Series
		2018-SBC7, Class A, 4.72%, 5/25/39 (144A)	$ 2,158,266
67,584,000(d)(f)		UBS Commercial Mortgage Trust, Series 2018-C9,
		Class XB, 0.442%, 3/15/51	1,749,405
4,000,000(c)		XCALI Mortgage Trust, Series 2020-4, Class A, 4.25%
		(1 Month USD LIBOR + 325 bps), 9/15/22 (144A)	4,002,111
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
		(Cost $271,703,536)	$ 257,247,796
CONVERTIBLE CORPORATE BONDS — 0.7% of
Net Assets
Airlines — 0.3%
7,120,000		Air Canada, 4.0%, 7/1/25 (144A)	$ 8,056,992
2,965,000		Southwest Airlines Co., 1.25%, 5/1/25	3,869,325
		Total Airlines	$ 11,926,317
Banks — 0.0%†
IDR	15,039,758,000^	PT Bakrie & Brothers Tbk, 0.0%, 12/22/22	$ 101,074
		Total Banks	$ 101,074
Biotechnology — 0.2%
5,500,000		Exact Sciences Corp., 0.375%, 3/1/28	$ 5,938,686
6,298,000		Insmed, Inc., 1.75%, 1/15/25	6,834,706
		Total Biotechnology	$ 12,773,392
Pharmaceuticals — 0.2%
3,617,000		Teva Pharmaceutical Finance Co. LLC, 0.25%, 2/1/26	$ 3,510,223
7,025,000		Tricida, Inc., 3.5%, 5/15/27 (144A)	4,223,958
		Total Pharmaceuticals	$ 7,734,181
TOTAL CONVERTIBLE CORPORATE BONDS
		(Cost $31,604,639)	$ 32,534,964
CORPORATE BONDS — 43.4% of Net Assets
Advertising — 0.1%
1,455,000		Lamar Media Corp., 3.75%, 2/15/28 (144A)	$ 1,447,725
1,695,000		Lamar Media Corp., 4.875%, 1/15/29 (144A)	1,762,800
5,830,000		Outfront Media Capital LLC/Outfront Media Capital
		Corp., 6.25%, 6/15/25 (144A)	6,004,900
		Total Advertising	$ 9,215,425
Aerospace & Defense — 0.9%
25,979,000		Boeing Co., 3.75%, 2/1/50	$ 23,774,989
9,700,000		Boeing Co., 5.805%, 5/1/50	11,734,867
5,255,000		Howmet Aerospace, Inc., 6.875%, 5/1/25	5,806,775
		Total Aerospace & Defense	$ 41,316,631

The accompanying notes are an integral part of these financial statements.
Pioneer Strategic Income Fund | Annual Report | 9/30/20 39

Schedule of Investments | 9/30/20 (continued)

Principal
Amount
USD ($)			Value
		Airlines — 0.2%
2,810,000		Delta Air Lines, Inc./SkyMiles IP, Ltd., 4.75%,
		10/20/28 (144A)	$ 2,917,564
5,645,000		Mileage Plus Holdings LLC/Mileage Plus Intellectual
		Property Assets, Ltd., 6.5%, 6/20/27 (144A)	5,877,856
		Total Airlines	$ 8,795,420
		Apparel — 0.1%
6,010,000		Ralph Lauren Corp., 2.95%, 6/15/30	$ 6,274,541
		Total Apparel	$ 6,274,541
		Auto Manufacturers — 1.3%
15,325,000		Ford Motor Credit Co. LLC, 3.815%, 11/2/27	$ 14,601,660
4,875,000		Ford Motor Credit Co. LLC, 5.584%, 3/18/24	5,071,158
16,702,000		General Motors Co., 6.6%, 4/1/36	20,327,348
3,678,000		General Motors Financial Co., Inc., 4.0%, 1/15/25	3,929,906
2,170,000(b)(d)		General Motors Financial Co., Inc., 5.7% (5 Year CMT
		Index + 500 bps)	2,178,137
6,535,000		Nissan Motor Co., Ltd., 4.81%, 9/17/30 (144A)	6,574,241
		Total Auto Manufacturers	$ 52,682,450
		Auto Parts & Equipment — 0.2%
2,559,000		Goodyear Tire & Rubber Co., 9.5%, 5/31/25	$ 2,776,515
4,835,000		Lear Corp., 3.5%, 5/30/30	4,949,623
		Total Auto Parts & Equipment	$ 7,726,138
		Banks — 7.3%
6,400,000(d)		Banco Continental SA Via Continental Trustees
		Cayman, Ltd., 7.375% (3 Month USD LIBOR + 680 bps),
		10/7/40 (144A)	$ 6,424,064
8,210,000(d)		Banco de Credito del Peru, 6.875% (3 Month USD
		LIBOR + 771 bps), 9/16/26 (144A)	8,601,124
ARS	78,000,000(c)	Banco de la Ciudad de Buenos Aires, 33.627%
		(BADLARPP + 399 bps), 12/5/22	532,602
7,405,000		Banco Internacional del Peru SAA Interbank, 3.375%,
		1/18/23 (144A)	7,664,175
4,608,000(b)(d)		Banco Mercantil del Norte SA, 6.75% (5 Year CMT
		Index + 497 bps) (144A)	4,538,880
4,720,000(b)(d)		Banco Mercantil del Norte SA, 8.375% (5 Year CMT
		Index + 776 bps) (144A)	4,932,400
2,915,000(d)		Banco Nacional de Comercio Exterior SNC, 3.8% (5 Year
		CMT Index + 300 bps), 8/11/26 (144A)	2,907,742
4,240,000		Banco Santander Mexico SA Institucion de Banca
		Multiple Grupo Financiero Santand, 5.375%,
		4/17/25 (144A)	4,719,120
11,035,000(b)(d)		Bank of America Corp., 4.3% (3 Month USD
		LIBOR + 266 bps)	10,703,950
9,150,000(b)(d)		Barclays Plc, 7.75% (5 Year USD Swap Rate + 484 bps)	9,454,695
4,625,000(b)(d)		Barclays Plc, 8.0% (5 Year CMT Index + 567 bps)	4,925,625
9,600,000(b)(d)		BNP Paribas SA, 4.5% (5 Year CMT Index +
		294 bps) (144A)	9,204,000

The accompanying notes are an integral part of these financial statements.
40 Pioneer Strategic Income Fund | Annual Report | 9/30/20

Principal
Amount
USD ($)			Value
		Banks — (continued)
	9,709,000(b)(d)	BNP Paribas SA, 6.625% (5 Year USD Swap Rate +
		415 bps) (144A)	$ 10,279,404
	14,755,000(b)(d)	Citigroup, Inc., 4.7% (SOFRRATE + 323 bps)	14,257,019
	16,758,000(b)(d)	Credit Suisse Group AG, 5.1% (5 Year CMT Index +
		329 bps) (144A)	16,171,470
	2,405,000(b)(d)	Credit Suisse Group AG, 5.25% (5 Year CMT Index +
		489 bps) (144A)	2,409,810
	3,915,000(b)(d)	Credit Suisse Group AG, 6.375% (5 Year CMT Index +
		482 bps) (144A)	4,184,156
	23,240,000(b)(d)	Danske Bank AS, 6.125% (7 Year USD Swap
		Rate + 390 bps)	24,053,400
KZT	1,923,750,000	Development Bank of Kazakhstan JSC,
		10.75%, 2/12/25	4,355,543
	3,842,000	Freedom Mortgage Corp., 8.25%, 4/15/25 (144A)	3,918,014
	1,060,000(b)(d)	ING Groep NV, 5.75% (5 Year CMT Index + 434 bps)	1,101,075
	5,649,000(b)(d)	ING Groep NV, 6.5% (5 Year USD Swap Rate + 445 bps)	5,997,826
	14,165,000	Intesa Sanpaolo S.p.A., 4.7%, 9/23/49 (144A)	15,867,960
EUR	5,560,000(b)(d)	Intesa Sanpaolo S.p.A., 7.75% (5 Year EUR Swap
		Rate + 719 bps)	7,318,572
	18,243,000(b)(d)	JPMorgan Chase & Co., 4.6% (SOFRRATE + 313 bps)	17,878,140
	21,833,000(b)(d)	JPMorgan Chase & Co., 5.0% (SOFRRATE + 338 bps)	21,795,367
	14,375,000(b)(d)	Natwest Group Plc, 8.625% (5 Year USD Swap
		Rate + 760 bps)	14,734,375
	3,895,000	QNB Finansbank AS, 4.875%, 5/19/22 (144A)	3,855,450
	10,677,000(b)(d)	Societe Generale SA, 7.375% (5 Year USD Swap Rate +
		624 bps) (144A)	10,943,925
EUR	15,021,650(b)	Stichting AK Rabobank Certificaten, 0.0%	20,938,264
	12,215,000(b)(d)	Truist Financial Corp., 5.1% (5 Year CMT
		Index + 435 bps)	13,203,804
	3,000,000(d)	Turkiye Garanti Bankasi AS, 6.125% (5 Year USD Swap
		Rate + 422 bps), 5/24/27 (144A)	2,690,400
	10,450,000(b)(d)	UBS Group AG, 7.0% (5 Year USD Swap Rate +
		434 bps) (144A)	11,155,375
	7,340,000(d)	UniCredit S.p.A., 2.569% (1 Year CMT Index +
		230 bps), 9/22/26 (144A)	7,274,541
	8,500,000(d)	UniCredit S.p.A., 5.459% (5 Year CMT Index +
		475 bps), 6/30/35 (144A)	8,659,374
	2,200,000	Vnesheconombank Via VEB Finance Plc, 5.942%,
		11/21/23 (144A)	2,429,900
	660,000(b)(d)	Wachovia Capital Trust III, 5.57% (3 Month USD
		LIBOR + 93 bps)	659,643
		Total Banks	$ 320,741,184
		Beverages — 1.2%
	26,357,000	Anheuser-Busch InBev Worldwide, Inc., 5.55%, 1/23/49	$ 35,433,940
	15,341,000	Bacardi, Ltd., 5.3%, 5/15/48 (144A)	19,228,562
		Total Beverages	$ 54,662,502

The accompanying notes are an integral part of these financial statements.
Pioneer Strategic Income Fund | Annual Report | 9/30/20 41

Schedule of Investments | 9/30/20 (continued)

Principal
Amount
USD ($)			Value
		Building Materials — 0.3%
	1,275,000	Builders FirstSource, Inc., 5.0%, 3/1/30 (144A)	$ 1,319,625
	5,970,000	Cemex SAB de CV, 5.45%, 11/19/29 (144A)	6,037,162
	905,000	Cemex SAB de CV, 7.75%, 4/16/26 (144A)	953,644
	5,665,000	Standard Industries, Inc., 4.375%, 7/15/30 (144A)	5,808,126
	950,000	Standard Industries, Inc., 5.0%, 2/15/27 (144A)	988,000
	495,000	Summit Materials LLC/Summit Materials Finance
		Corp., 5.25%, 1/15/29 (144A)	515,419
		Total Building Materials	$ 15,621,976
		Chemicals — 1.0%
	2,535,000	Avient Corp., 5.75%, 5/15/25 (144A)	$ 2,687,100
	6,655,000	Element Solutions, Inc., 3.875%, 9/1/28 (144A)	6,530,219
EUR	3,150,000	INEOS Finance Plc, 2.875%, 5/1/26 (144A)	3,548,085
	1,207,000	NOVA Chemicals Corp., 5.0%, 5/1/25 (144A)	1,176,825
	2,566,000	NOVA Chemicals Corp., 5.25%, 6/1/27 (144A)	2,415,248
EUR	2,450,000	OCI NV, 3.125%, 11/1/24 (144A)	2,849,378
	470,000	OCI NV, 4.625%, 10/15/25 (144A)	470,000
	3,485,000	OCI NV, 5.25%, 11/1/24 (144A)	3,595,475
	3,239,000	OCI NV, 6.625%, 4/15/23 (144A)	3,349,126
EUR	1,670,000	Synthomer Plc, 3.875%, 7/1/25 (144A)	1,991,152
	4,340,000	Tronox, Inc., 6.5%, 5/1/25 (144A)	4,524,450
	5,330,000	Tronox, Inc., 6.5%, 4/15/26 (144A)	5,330,000
		Total Chemicals	$ 38,467,058
		Commercial Services — 1.5%
	5,196,000	Allied Universal Holdco LLC/Allied Universal Finance
		Corp., 6.625%, 7/15/26 (144A)	$ 5,533,740
	4,735,000	Brink’s Co., 5.5%, 7/15/25 (144A)	4,936,237
	12,268,000	CoStar Group, Inc., 2.8%, 7/15/30 (144A)	12,711,878
	8,375,000	Garda World Security Corp., 4.625%, 2/15/27 (144A)	8,416,875
	4,042,000	Garda World Security Corp., 9.5%, 11/1/27 (144A)	4,244,100
	3,795,000	Prime Security Services Borrower LLC/Prime Finance,
		Inc., 5.75%, 4/15/26 (144A)	4,058,297
	10,716,000	Prime Security Services Borrower LLC/Prime Finance,
		Inc., 6.25%, 1/15/28 (144A)	10,849,950
MXN	82,250,000	Red de Carreteras de Occidente SAPIB de CV, 9.0%,
		6/10/28 (144A)	3,943,254
	4,035,000	Sotheby’s, 7.375%, 10/15/27 (144A)	4,035,000
	4,600,000	United Rentals North America, Inc., 4.875%, 1/15/28	4,830,000
		Total Commercial Services	$ 63,559,331
		Computers — 0.2%
	2,340,000	Booz Allen Hamilton, Inc., 3.875%, 9/1/28 (144A)	$ 2,402,127
	2,415,000	NCR Corp., 5.0%, 10/1/28 (144A)	2,416,932
	1,215,000	NCR Corp., 5.25%, 10/1/30 (144A)	1,215,000
	490,000	NCR Corp., 8.125%, 4/15/25 (144A)	541,573
		Total Computers	$ 6,575,632

The accompanying notes are an integral part of these financial statements.
42 Pioneer Strategic Income Fund | Annual Report | 9/30/20

Principal
Amount
USD ($)		Value
	Cosmetics/Personal Care — 0.1%
5,445,000	Edgewell Personal Care Co., 5.5%, 6/1/28 (144A)	$ 5,729,392
	Total Cosmetics/Personal Care	$ 5,729,392
	Diversified Financial Services — 1.0%
9,395,000	Alliance Data Systems Corp., 7.0%, 1/15/26 (144A)	$ 9,348,964
1,071,000	Avolon Holdings Funding, Ltd., 3.95%, 7/1/24 (144A)	1,016,584
6,708,000(b)(d)	Charles Schwab Corp., 5.375% (5 Year CMT
	Index + 497 bps)	7,268,453
16,642,175(g)	Global Aircraft Leasing Co., Ltd., 6.5% (7.25% PIK 6.50%
	cash), 9/15/24 (144A)	9,278,013
3,495,000	Nationstar Mortgage Holdings, Inc., 5.5%,
	8/15/28 (144A)	3,490,631
1,180,000	Nationstar Mortgage Holdings, Inc., 6.0%,
	1/15/27 (144A)	1,202,845
1,496,000	Nationstar Mortgage Holdings, Inc., 9.125%,
	7/15/26 (144A)	1,604,460
8,473,000	Quicken Loans LLC/Quicken Loans Co.-Issuer, Inc.,
	3.625%, 3/1/29 (144A)	8,398,861
4,795,000	Quicken Loans LLC/Quicken Loans Co.-Issuer, Inc.,
	3.875%, 3/1/31 (144A)	4,735,063
	Total Diversified Financial Services	$ 46,343,874
	Electric — 3.1%
3,625,000	Adani Electricity Mumbai, Ltd., 3.949%, 2/12/30 (144A)	$ 3,544,156
4,142,850	Adani Renewable Energy RJ, Ltd./Kodangal Solar
	Parks Pvt, Ltd./Wardha Solar Maharash, 4.625%,
	10/15/39 (144A)	3,977,136
4,577,000	Adani Transmission, Ltd., 4.25%, 5/21/36 (144A)	4,555,038
2,285,000	AES Corp., 3.95%, 7/15/30 (144A)	2,524,834
1,605,000	Calpine Corp., 4.625%, 2/1/29 (144A)	1,601,991
1,605,000	Calpine Corp., 5.0%, 2/1/31 (144A)	1,635,976
13,854,000(b)(d)	Dominion Energy, Inc., 4.65% (5 Year CMT
	Index + 299 bps)	14,046,165
21,163,000(b)(d)	Duke Energy Corp., 4.875% (5 Year CMT
	Index + 339 bps)	22,386,327
7,765,000(d)	Enel S.p.A., 8.75% (5 Year USD Swap Rate +
	588 bps), 9/24/73 (144A)	9,063,153
246,673	Kiowa Power Partners LLC, 5.737%, 3/30/21 (144A)	248,088
2,336,000	NextEra Energy Operating Partners LP, 4.5%,
	9/15/27 (144A)	2,493,680
20,059,000	NRG Energy, Inc., 4.45%, 6/15/29 (144A)	22,102,015
905,000	Pattern Energy Operations LP/Pattern Energy
	Operations, Inc., 4.5%, 8/15/28 (144A)	938,938
6,490,000	Puget Energy, Inc., 4.1%, 6/15/30 (144A)	7,244,291
9,606,000	Southern California Edison Co., 3.65%, 2/1/50	9,926,240
7,635,000	Southern California Edison Co., 4.875%, 3/1/49	9,278,269

The accompanying notes are an integral part of these financial statements.
Pioneer Strategic Income Fund | Annual Report | 9/30/20 43

Schedule of Investments | 9/30/20 (continued)

Principal
Amount
USD ($)			Value
		Electric — (continued)
16,580,000		Vistra Operations Co. LLC, 3.7%, 1/30/27 (144A)	$ 17,436,580
1,913,000		Vistra Operations Co. LLC, 4.3%, 7/15/29 (144A)	2,088,082
		Total Electric	$ 135,090,959
		Electrical Components & Equipment — 0.4%
EUR	7,865,000	Belden, Inc., 3.375%, 7/15/27 (144A)	$ 9,100,083
2,664,000		Energizer Holdings, Inc., 4.75%, 6/15/28 (144A)	2,756,974
2,450,000		WESCO Distribution, Inc., 7.125%, 6/15/25 (144A)	2,668,785
1,700,000		WESCO Distribution, Inc., 7.25%, 6/15/28 (144A)	1,862,648
		Total Electrical Components & Equipment	$ 16,388,490
		Electronics — 0.5%
20,490,000		Flex, Ltd., 4.875%, 6/15/29	$ 23,553,284
1,850,000		Sensata Technologies, Inc., 3.75%, 2/15/31 (144A)	1,838,438
		Total Electronics	$ 25,391,722
		Energy-Alternate Sources — 0.1%
781,306		Alta Wind Holdings LLC, 7.0%, 6/30/35 (144A)	$ 949,513
2,095,000		TerraForm Power Operating LLC, 4.75%,
		1/15/30 (144A)	2,215,463
		Total Energy-Alternate Sources	$ 3,164,976
		Engineering & Construction — 0.3%
3,915,000		KBR, Inc., 4.75%, 9/30/28 (144A)	$ 3,939,469
7,985,000		PowerTeam Services LLC, 9.033%, 12/4/25 (144A)	8,414,194
		Total Engineering & Construction	$ 12,353,663
		Entertainment — 0.3%
4,060,000		Caesars Entertainment, Inc., 6.25%, 7/1/25 (144A)	$ 4,243,695
5,571,000		International Game Technology Plc, 6.5%,
		2/15/25 (144A)	5,926,151
1,735,000		Scientific Games International, Inc., 7.0%,
		5/15/28 (144A)	1,739,246
1,735,000		Scientific Games International, Inc., 7.25%,
		11/15/29 (144A)	1,761,025
3,636,000		Scientific Games International, Inc., 8.25%,
		3/15/26 (144A)	3,796,311
		Total Entertainment	$ 17,466,428
		Environmental Control — 0.3%
4,020,000		Covanta Holding Corp., 5.0%, 9/1/30	$ 4,057,386
6,132,000		Covanta Holding Corp., 6.0%, 1/1/27	6,377,280
2,323,000		Tervita Corp., 7.625%, 12/1/21 (144A)	2,119,738
		Total Environmental Control	$ 12,554,404

The accompanying notes are an integral part of these financial statements.
44 Pioneer Strategic Income Fund | Annual Report | 9/30/20

Principal
Amount
USD ($)			Value
		Food — 1.0%
	4,185,000	Albertsons Cos., Inc./Safeway, Inc./New Albertsons
		LP/Albertsons LLC, 3.5%, 3/15/29 (144A)	$ 4,062,066
	3,230,000	Albertsons Cos., Inc./Safeway, Inc./New Albertsons
		LP/Albertsons LLC, 4.875%, 2/15/30 (144A)	3,367,275
	2,250,000	JBS USA LUX SA/JBS USA Finance, Inc., 6.75%,
		2/15/28 (144A)	2,446,695
	4,600,000	JBS USA LUX SA/JBS USA Food Co./JBS USA
		Finance, Inc., 5.5%, 1/15/30 (144A)	5,006,962
	2,485,000	JBS USA LUX SA/JBS USA Food Co./JBS USA
		Finance, Inc., 6.5%, 4/15/29 (144A)	2,758,275
	7,401,000	Minerva Luxembourg SA, 5.875%, 1/19/28 (144A)	7,687,789
	1,375,000	Minerva Luxembourg SA, 6.5%, 9/20/26 (144A)	1,426,563
	2,900,000	Pilgrim’s Pride Corp., 5.875%, 9/30/27 (144A)	2,994,250
	7,175,000	Smithfield Foods, Inc., 3.0%, 10/15/30 (144A)	7,190,498
	847,000	Smithfield Foods, Inc., 5.2%, 4/1/29 (144A)	990,843
		Total Food	$ 37,931,216
		Forest Products & Paper — 0.7%
	3,770,000	Clearwater Paper Corp., 4.75%, 8/15/28 (144A)	$ 3,779,425
	10,035,000	International Paper Co., 6.0%, 11/15/41	13,794,144
	4,901,000	International Paper Co., 7.3%, 11/15/39	7,163,833
	3,004,000	Inversiones CMPC SA, 3.85%, 1/13/30 (144A)	3,285,625
		Total Forest Products & Paper	$ 28,023,027
		Gas — 0.1%
	3,129,664	Nakilat, Inc., 6.267%, 12/31/33 (144A)	$ 3,928,355
		Total Gas	$ 3,928,355
		Healthcare-Services — 0.8%
	2,005,000	Centene Corp., 4.25%, 12/15/27	$ 2,098,092
	3,985,000	Centene Corp., 4.625%, 12/15/29	4,298,460
	8,657,000	HCA, Inc., 3.5%, 9/1/30	8,820,444
EUR	2,272,000	IQVIA, Inc., 2.25%, 1/15/28 (144A)	2,601,895
	2,225,000	LifePoint Health, Inc., 6.75%, 4/15/25 (144A)	2,341,812
	2,400,000	MEDNAX, Inc., 5.25%, 12/1/23 (144A)	2,430,000
	1,685,000	Molina Healthcare, Inc., 4.375%, 6/15/28 (144A)	1,719,543
	1,572,000	RegionalCare Hospital Partners Holdings, Inc./LifePoint
		Health, Inc., 9.75%, 12/1/26 (144A)	1,670,250
	3,210,000	Tenet Healthcare Corp., 5.125%, 11/1/27 (144A)	3,297,312
	3,421,000	US Renal Care, Inc., 10.625%, 7/15/27 (144A)	3,626,260
	1,813,000	West Street Merger Sub, Inc., 6.375%, 9/1/25 (144A)	1,848,879
		Total Healthcare-Services	$ 34,752,947
		Home Builders — 0.1%
	1,657,000	KB Home, 6.875%, 6/15/27	$ 1,959,402
	2,710,000	Meritage Homes Corp., 6.0%, 6/1/25	3,022,219
		Total Home Builders	$ 4,981,621

The accompanying notes are an integral part of these financial statements.
Pioneer Strategic Income Fund | Annual Report | 9/30/20 45

Schedule of Investments | 9/30/20 (continued)

Principal
Amount
USD ($)			Value
		Housewares — 0.0%†
	775,000	CD&R Smokey Buyer, Inc., 6.75%, 7/15/25 (144A)	$ 817,625
		Total Housewares	$ 817,625
		Insurance — 2.6%
	14,833,000	CNO Financial Group, Inc., 5.25%, 5/30/29	$ 17,126,911
	7,650,000(d)	Farmers Exchange Capital III, 5.454% (3 Month USD
		LIBOR + 345 bps), 10/15/54 (144A)	9,249,423
	13,080,000(d)	Farmers Insurance Exchange, 4.747% (3 Month USD
		LIBOR + 323 bps), 11/1/57 (144A)	13,327,393
EUR	2,650,000(d)	Liberty Mutual Group, Inc., 3.625% (5 Year EUR Swap
		Rate + 370 bps), 5/23/59 (144A)	3,061,796
	22,651,000	Liberty Mutual Insurance Co., 7.697%, 10/15/97 (144A)	34,958,719
	3,800,000	Liberty Mutual Insurance Co., 8.5%, 5/15/25 (144A)	4,775,063
	10,910,000	Nationwide Mutual Insurance Co., 4.35%,
		4/30/50 (144A)	11,687,784
	10,023,000	Prudential Financial, Inc., 3.0%, 3/10/40	10,750,441
	6,885,000(d)	Prudential Financial, Inc., 3.7% (5 Year CMT Index +
		304 bps), 10/1/50	7,024,766
		Total Insurance	$ 111,962,296
		Internet — 1.3%
	3,550,000	ANGI Group LLC, 3.875%, 8/15/28 (144A)	$ 3,514,500
	17,010,000	Booking Holdings, Inc., 4.625%, 4/13/30	20,435,701
	14,366,000	Expedia Group, Inc., 3.25%, 2/15/30	13,841,791
	7,725,000	Expedia Group, Inc., 3.8%, 2/15/28	7,801,030
EUR	6,515,000	Netflix, Inc., 3.625%, 6/15/30 (144A)	8,264,105
		Total Internet	$ 53,857,127
		Iron & Steel — 0.2%
	1,985,000	Cleveland-Cliffs, Inc., 6.75%, 3/15/26 (144A)	$ 2,019,737
	1,170,000	Cleveland-Cliffs, Inc., 9.875%, 10/17/25 (144A)	1,306,012
	2,675,000	Metinvest BV, 7.65%, 10/1/27 (144A)	2,595,526
		Total Iron & Steel	$ 5,921,275
		Leisure Time — 0.3%
	3,186,000	Royal Caribbean Cruises, Ltd., 11.5%, 6/1/25 (144A)	$ 3,695,938
	10,582,000	VOC Escrow, Ltd., 5.0%, 2/15/28 (144A)	9,368,985
		Total Leisure Time	$ 13,064,923
		Lodging — 0.6%
	505,000	Hilton Domestic Operating Co., Inc., 5.375%,
		5/1/25 (144A)	$ 527,371
	555,000	Hilton Domestic Operating Co., Inc., 5.75%,
		5/1/28 (144A)	584,831
	18,320,000	Marriott International, Inc., 3.5%, 10/15/32	18,180,150
	2,659,000	Marriott International, Inc., 4.625%, 6/15/30	2,847,649

The accompanying notes are an integral part of these financial statements.
46 Pioneer Strategic Income Fund | Annual Report | 9/30/20

Principal
Amount
USD ($)			Value
		Lodging — (continued)
940,000		Marriott International, Inc., 5.75%, 5/1/25	$ 1,049,059
4,500,000		Sands China, Ltd., 4.375%, 6/18/30 (144A)	4,747,050
		Total Lodging	$ 27,936,110
		Media — 0.5%
6,000,000		CCO Holdings LLC/CCO Holdings Capital Corp.,
		4.75%, 3/1/30 (144A)	$ 6,352,500
6,200,000		CSC Holdings LLC, 4.625%, 12/1/30 (144A)	6,246,500
1,345,000		CSC Holdings LLC, 5.5%, 4/15/27 (144A)	1,415,747
10,590,000		Diamond Sports Group LLC/Diamond Sports
		Finance Co., 6.625%, 8/15/27 (144A)	5,513,419
7,835,000		Gray Television, Inc., 7.0%, 5/15/27 (144A)	8,494,217
		Total Media	$ 28,022,383
		Mining — 1.7%
5,810,000		Anglo American Capital Plc, 2.625%, 9/10/30 (144A)	$ 5,794,197
1,650,000		Anglo American Capital Plc, 4.0%, 9/11/27 (144A)	1,821,614
4,847,000		Anglo American Capital Plc, 4.5%, 3/15/28 (144A)	5,544,727
3,500,000		Anglo American Capital Plc, 4.75%, 4/10/27 (144A)	4,021,436
3,405,000		AngloGold Ashanti Holdings Plc, 3.75%, 10/1/30	3,492,927
6,744,000		First Quantum Minerals, Ltd., 7.25%, 4/1/23 (144A)	6,735,570
19,216,000		Freeport-McMoRan, Inc., 5.45%, 3/15/43	21,306,316
7,075,000		IAMGOLD Corp., 5.75%, 10/15/28 (144A)	6,880,437
4,655,000		Joseph T Ryerson & Son, Inc., 8.5%, 8/1/28 (144A)	4,899,387
6,041,000		Novelis Corp., 4.75%, 1/30/30 (144A)	5,933,591
1,797,000		Rusal Capital, DAC, 4.85%, 2/1/23 (144A)	1,805,985
3,550,000		Rusal Capital, DAC, 5.125%, 2/2/22 (144A)	3,573,146
		Total Mining	$ 71,809,333
		Miscellaneous Manufacturers — 0.3%
5,765,000		General Electric Co., 4.25%, 5/1/40	$ 5,848,936
6,525,000		General Electric Co., 4.35%, 5/1/50	6,652,960
		Total Miscellaneous Manufacturers	$ 12,501,896
		Multi-National — 1.2%
12,922,000		Africa Finance Corp., 4.375%, 4/17/26 (144A)	$ 13,897,094
4,880,000		African Export-Import Bank, 3.994%, 9/21/29 (144A)	5,028,254
8,430,000		Banque Ouest Africaine de Developpement, 4.7%,
		10/22/31 (144A)	8,821,152
2,860,000		Banque Ouest Africaine de Developpement, 5.0%,
		7/27/27 (144A)	3,079,190
IDR	189,000,300,000	European Bank for Reconstruction & Development,
		6.45%, 12/13/22	12,824,839
IDR	113,010,000,000	Inter-American Development Bank, 7.875%, 3/14/23	7,966,142
		Total Multi-National	$ 51,616,671

The accompanying notes are an integral part of these financial statements.
Pioneer Strategic Income Fund | Annual Report | 9/30/20 47

Schedule of Investments | 9/30/20 (continued)

Principal
Amount
USD ($)			Value
		Oil & Gas — 2.1%
	5,026,000	Apache Corp., 4.25%, 1/15/30	$ 4,528,049
	11,320,000	Apache Corp., 4.375%, 10/15/28	10,357,800
	28,023,000	Cenovus Energy, Inc., 6.75%, 11/15/39	28,172,882
	895,000	MEG Energy Corp., 6.5%, 1/15/25 (144A)	877,923
	3,049,000	MEG Energy Corp., 7.0%, 3/31/24 (144A)	2,835,570
	3,815,000	MEG Energy Corp., 7.125%, 2/1/27 (144A)	3,421,406
	8,985,000	Neptune Energy Bondco Plc, 6.625%, 5/15/25 (144A)	8,013,901
	6,125,000	Newfield Exploration Co., 5.625%, 7/1/24	5,941,561
	3,095,000	PBF Holding Co. LLC/PBF Finance Corp., 9.25%,
		5/15/25 (144A)	3,172,437
	4,667,000	Petroleos Mexicanos, 5.35%, 2/12/28	4,036,955
	2,814,000	Precision Drilling Corp., 7.125%, 1/15/26 (144A)	1,809,909
	3,952,000	Transocean, Inc., 6.8%, 3/15/38	523,640
	1,110,000	Transocean, Inc., 8.0%, 2/1/27 (144A)	310,800
	3,585,000	Valero Energy Corp., 2.15%, 9/15/27	3,570,529
	10,067,000	Valero Energy Corp., 6.625%, 6/15/37	12,663,157
	4,020,000	YPF SA, 6.95%, 7/21/27 (144A)	2,683,350
ARS	22,175,000	YPF SA, 16.5%, 5/9/22 (144A)	187,764
		Total Oil & Gas	$ 93,107,633
		Oil & Gas Services — 0.0%†
	2,027,000	USA Compression Partners LP/USA Compression
		Finance Corp., 6.875%, 9/1/27	$ 2,010,014
		Total Oil & Gas Services	$ 2,010,014
		Packaging & Containers — 0.4%
	10,125,000	Ball Corp., 2.875%, 8/15/30	$ 10,011,094
	7,630,000	Greif, Inc., 6.5%, 3/1/27 (144A)	7,904,527
		Total Packaging & Containers	$ 17,915,621
		Pharmaceuticals — 1.0%
	1,831,000	Bausch Health Americas, Inc., 8.5%, 1/31/27 (144A)	$ 2,011,811
EUR	2,805,000	Bausch Health Cos., Inc., 4.5%, 5/15/23 (144A)	3,256,206
EUR	8,000,000	Bausch Health Cos., Inc., 4.5%, 5/15/23	9,286,861
	1,720,000	Bausch Health Cos., Inc., 5.0%, 1/30/28 (144A)	1,670,550
	1,210,000	Bausch Health Cos., Inc., 5.25%, 1/30/30 (144A)	1,191,850
	5,250,000	Cardinal Health, Inc., 4.9%, 9/15/45	6,073,170
	4,375,082	CVS Pass-Through Trust, 5.773%, 1/10/33 (144A)	5,052,566
	687,450	CVS Pass-Through Trust, 6.036%, 12/10/28	781,576
	873,740	CVS Pass-Through Trust, 8.353%, 7/10/31 (144A)	1,102,334
	2,424,000	Par Pharmaceutical, Inc., 7.5%, 4/1/27 (144A)	2,539,576
EUR	340,000	Teva Pharmaceutical Finance Netherlands II BV,
		6.0%, 1/31/25	407,376
	13,628,000	Teva Pharmaceutical Finance Netherlands III BV,
		3.15%, 10/1/26	12,022,758
		Total Pharmaceuticals	$ 45,396,634

The accompanying notes are an integral part of these financial statements.
48 Pioneer Strategic Income Fund | Annual Report | 9/30/20

Principal
Amount
USD ($)		Value
	Pipelines — 3.3%
3,257,000	Cameron LNG LLC, 3.302%, 1/15/35 (144A)	$ 3,674,727
7,358,000	Cameron LNG LLC, 3.402%, 1/15/38 (144A)	7,963,084
3,435,000	Cheniere Energy, Inc., 4.625%, 10/15/28 (144A)	3,525,169
2,905,000	DCP Midstream Operating LP, 3.875%, 3/15/23	2,861,425
5,495,000	DCP Midstream Operating LP, 5.6%, 4/1/44	5,007,318
1,415,000	Enable Midstream Partners LP, 4.15%, 9/15/29	1,311,854
7,140,000	Enable Midstream Partners LP, 4.4%, 3/15/27	6,842,811
13,625,000	Enable Midstream Partners LP, 4.95%, 5/15/28	13,302,427
4,555,000	Energy Transfer Operating LP, 6.0%, 6/15/48	4,581,369
1,262,000	Energy Transfer Operating LP, 6.125%, 12/15/45	1,266,785
1,694,000(b)(d)	Energy Transfer Operating LP, 6.625% (3 Month USD
	LIBOR + 416 bps)	1,151,412
12,960,000(b)(d)	Energy Transfer Operating LP, 7.125% (5 Year CMT
	Index + 531 bps)	10,238,400
796,000	EnLink Midstream LLC, 5.375%, 6/1/29	644,760
15,145,000	EnLink Midstream Partners LP, 5.45%, 6/1/47	9,541,350
3,862,000	EnLink Midstream Partners LP, 5.6%, 4/1/44	2,481,335
3,600,000	Hess Midstream Operations LP, 5.125%, 6/15/28 (144A)	3,593,232
7,415,000	Kinder Morgan, Inc., 5.05%, 2/15/46	8,425,581
4,224,000	Midwest Connector Capital Co. LLC, 4.625%,
	4/1/29 (144A)	4,269,105
9,425,000	ONEOK, Inc., 6.875%, 9/30/28	11,158,506
4,405,000(b)(d)	Plains All American Pipeline LP, 6.125% (3 Month USD
	LIBOR + 411 bps)	2,794,532
4,405,000	Plains All American Pipeline LP/PAA Finance Corp.,
	4.9%, 2/15/45	4,020,199
4,525,000	Sunoco Logistics Partners Operations LP, 5.4%, 10/1/47	4,272,355
3,715,000	Sunoco Logistics Partners Operations LP, 6.1%, 2/15/42	3,751,184
5,253,000	Williams Cos., Inc., 5.75%, 6/24/44	6,187,794
8,175,000	Williams Cos., Inc., 7.5%, 1/15/31	10,768,616
8,690,000	Williams Cos., Inc., 7.75%, 6/15/31	11,430,727
	Total Pipelines	$ 145,066,057
	Real Estate — 0.3%
13,000,000(b)(d)	AT Securities BV, 5.25% (5 Year USD Swap
	Rate + 355 bps)	$ 13,000,000
	Total Real Estate	$ 13,000,000
	REITs — 1.6%
4,800,000	GLP Capital LP/GLP Financing II, Inc., 4.0%, 1/15/30	$ 4,968,000
5,648,000	Highwoods Realty LP, 2.6%, 2/1/31	5,609,237
4,185,000	Highwoods Realty LP, 4.125%, 3/15/28	4,617,177
6,656,000	Iron Mountain, Inc., 4.5%, 2/15/31 (144A)	6,718,566
12,750,000	iStar, Inc., 4.25%, 8/1/25	11,897,280
3,345,000	iStar, Inc., 4.75%, 10/1/24	3,236,287

The accompanying notes are an integral part of these financial statements.
Pioneer Strategic Income Fund | Annual Report | 9/30/20 49

Schedule of Investments | 9/30/20 (continued)

Principal
Amount
USD ($)		Value
	REITs — (continued)
3,935,000	Lexington Realty Trust, 2.7%, 9/15/30	$ 4,011,728
9,521,000	MPT Operating Partnership LP/MPT Finance Corp.,
	4.625%, 8/1/29	9,906,315
4,605,000	Simon Property Group LP, 3.25%, 9/13/49	4,223,315
5,720,000	Simon Property Group LP, 3.8%, 7/15/50	5,807,578
8,337,000	Uniti Group LP/Uniti Fiber Holdings, Inc./CSL Capital
	LLC, 7.875%, 2/15/25 (144A)	8,834,761
892,000	VICI Properties LP/VICI Note Co., Inc., 4.125%,
	8/15/30 (144A)	877,505
	Total REITs	$ 70,707,749
	Retail — 0.6%
465,000	Asbury Automotive Group, Inc., 4.5%, 3/1/28 (144A)	$ 467,906
435,000	Asbury Automotive Group, Inc., 4.75%, 3/1/30 (144A)	438,262
3,510,000	AutoNation, Inc., 4.75%, 6/1/30	4,135,533
9,241,000	Beacon Roofing Supply, Inc., 4.875%, 11/1/25 (144A)	9,056,180
1,080,000	Group 1 Automotive, Inc., 4.0%, 8/15/28 (144A)	1,061,100
2,980,000	Penske Automotive Group, Inc., 3.5%, 9/1/25	2,967,857
9,865,000	QVC, Inc., 4.375%, 9/1/28	10,062,300
1,350,000	QVC, Inc., 4.75%, 2/15/27	1,386,720
	Total Retail	$ 29,575,858
	Semiconductors — 0.6%
2,290,000	Broadcom, Inc., 4.3%, 11/15/32	$ 2,616,075
18,231,000	Broadcom, Inc., 5.0%, 4/15/30	21,505,238
	Total Semiconductors	$ 24,121,313
	Software — 0.6%
1,740,000	Black Knight InfoServ LLC, 3.625%, 9/1/28 (144A)	$ 1,758,487
19,791,000	Citrix Systems, Inc., 3.3%, 3/1/30	21,136,281
2,610,000	Logan Merger Sub, Inc., 5.5%, 9/1/27 (144A)	2,640,146
	Total Software	$ 25,534,914
	Sovereign — 0.0%†
2,720,802(h)	Ecuador Social Bond S.a.r.l, 1/30/35 (144A)	$ 1,952,176
	Total Sovereign	$ 1,952,176
	Telecommunications — 1.0%
475,000	Altice France SA, 5.125%, 1/15/29 (144A)	$ 473,219
9,874,000	Altice France SA, 5.5%, 1/15/28 (144A)	9,997,425
3,010,000	CenturyLink, Inc., 4.0%, 2/15/27 (144A)	3,057,889
4,600,000	CommScope Technologies LLC, 5.0%, 3/15/27 (144A)	4,416,000
1,976,217	Digicel International Finance, Ltd./Digicel Holdings
	Bermuda, Ltd., 8.0%, 12/31/26 (144A)	1,521,687

The accompanying notes are an integral part of these financial statements.
50 Pioneer Strategic Income Fund | Annual Report | 9/30/20

Principal
Amount
USD ($)			Value
		Telecommunications — (continued)
	4,950,371	Digicel International Finance, Ltd./Digicel Holdings
		Bermuda, Ltd., 8.75%, 5/25/24 (144A)	$ 4,968,935
	2,507,394(g)	Digicel International Finance, Ltd./Digicel Holdings
		Bermuda, Ltd., 13.0% (7.00% PIK 6.00% cash),
		12/31/25 (144A)	2,287,997
	5,900,000	Level 3 Financing, Inc., 4.625%, 9/15/27 (144A)	6,062,250
EUR	3,460,000	Lorca Telecom Bondco, 4.0%, 9/18/27 (144A)	4,121,772
	1,496,000	Millicom International Cellular SA, 6.25%,
		3/25/29 (144A)	1,596,980
	4,425,000	MTN Mauritius Investment, Ltd., 6.5%, 10/13/26 (144A)	4,906,759
	3,745,000	Windstream Escrow LLC/Windstream Escrow
		Finance Corp., 7.75%, 8/15/28 (144A)	3,679,463
		Total Telecommunications	$ 47,090,376
		Transportation — 0.1%
	6,290,000	Western Global Airlines LLC, 10.375%, 8/15/25 (144A)	$ 6,415,800
		Total Transportation	$ 6,415,800
		TOTAL CORPORATE BONDS
		(Cost $1,854,814,793)	$1,909,143,146
		FOREIGN GOVERNMENT BONDS — 4.8% of
		Net Assets
		Albania — 0.1%
EUR	3,975,000	Albania Government International Bond, 3.5%,
		6/16/27 (144A)	$ 4,774,352
		Total Albania	$ 4,774,352
		Argentina — 0.3%
	5,955,800(e)	Argentine Republic Government International
		Bond, 0.125%, 7/9/35	$ 2,239,381
	351,880	Argentine Republic Government International Bond,
		1.0%, 7/9/29	160,457
	8,500,000	Ciudad Autonoma De Buenos Aires, 7.5%,
		6/1/27 (144A)	6,035,000
	726,648	Province of Salta Argentina, 9.5%, 3/16/22 (144A)	654,003
		Total Argentina	$ 9,088,841
		Bahrain — 0.3%
	7,000,000	Bahrain Government International Bond, 5.625%,
		9/30/31 (144A)	$ 6,821,902
	5,010,000	Bahrain Government International Bond, 7.0%,
		10/12/28 (144A)	5,457,989
		Total Bahrain	$ 12,279,891
		Colombia — 0.1%
	4,800,000	Colombia Government International Bond,
		3.125%, 4/15/31	$ 4,924,848
		Total Colombia	$ 4,924,848

The accompanying notes are an integral part of these financial statements.
Pioneer Strategic Income Fund | Annual Report | 9/30/20 51

Schedule of Investments | 9/30/20 (continued)

Principal
Amount
USD ($)			Value
		Dominican Republic — 0.2%
	11,136,000	Dominican Republic International Bond, 4.875%,
		9/23/32 (144A)	$ 11,074,752
		Total Dominican Republic	$ 11,074,752
		Egypt — 0.6%
EGP	197,044,000	Egypt Government Bond, 15.7%, 11/7/27	$ 13,118,745
EUR	5,000,000	Egypt Government International Bond, 4.75%,
		4/11/25 (144A)	5,703,268
	5,560,000	Egypt Government International Bond, 7.053%,
		1/15/32 (144A)	5,295,900
	2,000,000	Egypt Government International Bond, 8.875%,
		5/29/50 (144A)	1,979,120
		Total Egypt	$ 26,097,033
		Ghana — 0.4%
	4,780,000	Ghana Government International Bond, 7.875%,
		2/11/35 (144A)	$ 4,024,282
GHS	66,450,000	Republic of Ghana Government Bonds,
		20.75%, 1/16/23	11,720,593
		Total Ghana	$ 15,744,875
		Indonesia — 0.3%
IDR	219,632,000,000	Indonesia Treasury Bond, 6.125%, 5/15/28	$ 14,199,327
		Total Indonesia	$ 14,199,327
		Ivory Coast — 0.1%
EUR	3,270,000	Ivory Coast Government International Bond, 5.875%,
		10/17/31 (144A)	$ 3,462,938
	2,500,000	Ivory Coast Government International Bond, 6.125%,
		6/15/33 (144A)	2,335,350
		Total Ivory Coast	$ 5,798,288
		Mexico — 0.9%
MXN	594,140,000	Mexican Bonos, 8.5%, 5/31/29	$ 31,770,315
	3,210,000	Mexico Government International Bond, 3.9%, 4/27/25	3,508,530
	4,200,000	Mexico Government International Bond, 5.0%, 4/27/51	4,704,000
		Total Mexico	$ 39,982,845
		Panama — 0.1%
	5,575,000	Panama Government International Bond,
		2.252%, 9/29/32	$ 5,616,813
		Total Panama	$ 5,616,813
		Peru — 0.0%†
	2,175,000	Peruvian Government International Bond,
		2.783%, 1/23/31	$ 2,350,088
		Total Peru	$ 2,350,088

The accompanying notes are an integral part of these financial statements.
52 Pioneer Strategic Income Fund | Annual Report | 9/30/20

Principal
Amount
USD ($)			Value
Philippines — 0.2%
EUR	2,650,000	Philippine Government International Bond,
		0.7%, 2/3/29	$ 3,027,638
	2,200,000	Philippine Government International Bond,
		2.95%, 5/5/45	2,326,431
	1,490,000	Philippine Government International Bond,
		5.0%, 1/13/37	1,940,033
		Total Philippines	$ 7,294,102
Russia — 0.4%
RUB	25,000	Russian Federal Bond - OFZ, 7.6%, 7/20/22	$ 338
RUB	1,326,346,000	Russian Federal Bond - OFZ, 8.15%, 2/3/27	19,245,160
		Total Russia	$ 19,245,498
Trinidad — 0.1%
	4,440,000	Trinidad & Tobago Government International
		Bond, 4.5%, 6/26/30 (144A)	$ 4,357,860
		Total Trinidad	$ 4,357,860
Tunisia — 0.1%
EUR	3,250,000	Banque Centrale de Tunisie International Bond,
		6.375%, 7/15/26 (144A)	$ 3,424,087
		Total Tunisia	$ 3,424,087
Ukraine — 0.3%
EUR	4,490,000	Ukraine Government International Bond, 4.375%,
		1/27/30 (144A)	$ 4,285,396
	9,575,000	Ukraine Government International Bond, 7.375%,
		9/25/32 (144A)	8,978,477
		Total Ukraine	$ 13,263,873
Uruguay — 0.3%
UYU	476,113,000	Uruguay Government International Bond, 9.875%,
		6/20/22 (144A)	$ 11,696,952
		Total Uruguay	$ 11,696,952
TOTAL FOREIGN GOVERNMENT BONDS
		(Cost $225,142,046)	$ 211,214,325
INSURANCE-LINKED SECURITIES — 3.2% of
Net Assets#
Event-Linked Bonds — 0.5%
Earthquakes – California — 0.0%†
	1,800,000(c)	Ursa Re, 5.847% (3 Month U.S. Treasury Bill +
		575 bps), 12/10/22 (144A)	$ 1,798,920
Earthquakes – Chile — 0.0%†
	1,950,000(c)	International Bank for Reconstruction & Development,
		2.58% (3 Month USD LIBOR + 250 bps), 2/15/21 (144A)	$ 1,942,200

The accompanying notes are an integral part of these financial statements.
Pioneer Strategic Income Fund | Annual Report | 9/30/20 53

Schedule of Investments | 9/30/20 (continued)

Principal
Amount
USD ($)			Value
Earthquakes – Colombia — 0.0%†
1,550,000(c)		International Bank for Reconstruction & Development,
3.08% (3 Month USD LIBOR + 300 bps),
		2/15/21 (144A)	$ 1,543,490
Earthquakes – Mexico — 0.0%†
250,000(c)		International Bank for Reconstruction & Development,
3.669% (3 Month USD LIBOR + 350 bps),
		3/13/24 (144A)	$ 249,725
Earthquakes – U.S. — 0.0%†
1,000,000(c)		Acorn Re, 2.821% (3 Month USD LIBOR + 275 bps),
		11/10/21 (144A)	$ 1,000,500
Health – U.S. — 0.0%†
500,000(c)		Vitality Re VIII, 1.847% (3 Month U.S. Treasury Bill +
		175 bps), 1/8/21 (144A)	$ 497,000
1,500,000(c)		Vitality Re X, 1.847% (3 Month U.S. Treasury Bill +
		175 bps), 1/10/23 (144A)	1,491,750
$ 1,988,750
Multiperil – Europe — 0.0%†
EUR	1,500,000+(c)	Lion II Re, 3.57% (3 Month EURIBOR + 357 bps),
		7/15/21 (144A)	$ 1,744,693
Multiperil – Florida — 0.0%†
250,000(c)		Sanders Re II, 5.5% (3 Month U.S. Treasury Bill +
		550 bps), 6/7/23 (144A)	$ 254,900
Multiperil – U.S. — 0.2%
3,000,000(c)		Residential Reinsurance 2016, 4.177% (3 Month U.S.
		Treasury Bill + 408 bps), 12/6/20 (144A)	$ 3,000,600
1,000,000(c)		Residential Reinsurance 2016, 5.697% (3 Month U.S.
		Treasury Bill + 560 bps), 12/6/20 (144A)	1,001,900
250,000(c)		Sanders Re, 2.975% (6 Month USD LIBOR + 293 bps),
		12/6/21 (144A)	246,600
$ 4,249,100
Multiperil – U.S. & Canada — 0.0%†
1,000,000(c)		Hypatia, 9.847% (3 Month U.S. Treasury Bill +
		975 bps), 6/7/23 (144A)	$ 1,046,500
500,000(c)		Mona Lisa Re, 8.094% (3 Month U.S. Treasury Bill +
		800 bps), 1/9/23 (144A)	508,250
$ 1,554,750
Multiperil – U.S. Regional — 0.1%
2,600,000(c)		Longpoint Re III, 2.847% (3 Month U.S. Treasury Bill +
		275 bps), 6/1/22 (144A)	$ 2,600,260
Multiperil – Worldwide — 0.1%
2,000,000(c)		Galilei Re, 5.924% (6 Month USD LIBOR + 588 bps),
		1/8/21 (144A)	$ 2,001,000

The accompanying notes are an integral part of these financial statements.
54 Pioneer Strategic Income Fund | Annual Report | 9/30/20

Principal
Amount
USD ($)			Value
		Pandemic – U.S. — 0.0%†
500,000(c)		Vitality Re XI, 1.897% (3 Month U.S. Treasury Bill +
		180 bps), 1/9/24 (144A)	$ 496,000
		Pandemic – Worldwide — 0.0%†
750,000(c)		Vita Capital VI, 3.084% (6 Month USD LIBOR +
		290 bps), 1/8/21 (144A)	$ 637,500
		Windstorm – Europe — 0.0%†
EUR	250,000	Windmill II Re, 7/5/24 (144A)	$ 291,866
		Windstorm – U.S. Regional — 0.1%
1,250,000		Matterhorn Re, 12/7/21 (144A)	$ 1,131,500
250,000(c)		Matterhorn Re, 7.094% (3 Month U.S. Treasury Bill +
		700 bps), 12/7/21 (144A)	254,875
1,250,000(c)		Matterhorn Re, 10.094% (3 Month U.S. Treasury Bill +
		1,000 bps), 12/7/21 (144A)	1,267,500
250,000		Matterhorn Re, 12/7/20 (144A)	243,125
			2,897,000
		Total Event-Linked Bonds	$ 25,250,654
Face
Amount
USD ($)
		Collateralized Reinsurance — 0.7%
		Earthquakes – California — 0.1%
2,000,000+(a)(i)		Adare Re 2020, 1/31/21	$ 2,085,340
		Multiperil – Massachusetts — 0.1%
2,537,500+(i)		Denning Re 2019, 7/31/21	$ 2,606,552
		Multiperil – U.S. — 0.2%
6,000,000+(a)(i)		Ballybunion Re, 2/28/21	$ 6,112,200
600,000+(a)(i)		Dingle Re 2019, 2/1/21	612,315
550,000+(a)(i)		Dingle Re 2020, 1/31/21	558,296
1,150,000+(a)(i)		Port Royal Re 2019, 5/31/21	1,162,983
			$ 8,445,794
		Multiperil – U.S. & Canada — 0.1%
2,000,000+(a)(i)		Leven Re 2020, 1/31/21	$ 2,014,328
		Multiperil – U.S. Regional — 0.0%†
2,000,000+(a)(i)		Ailsa Re 2019, 6/30/21	$ 2,049,800
		Multiperil – Worldwide — 0.0%†
12,000+(i)		Limestone Re 2016-1, 8/31/21	$ 35
86,000+(i)		Limestone Re 2016-1, 8/31/21	249
140,000+(a)(i)		Limestone Re 2019-2, 3/1/23 (144A)	244,160
20,000+(i)		Limestone Re 2019-B, 9/9/22 (144A)	42,884
1,020,000+(a)(i)		Limestone Re 2020-1, 3/1/24 (144A)	1,050,804
480,000+(a)(i)		Limestone Re 2020-1B, 3/1/24 (144A)	494,496

The accompanying notes are an integral part of these financial statements.
Pioneer Strategic Income Fund | Annual Report | 9/30/20 55

Schedule of Investments | 9/30/20 (continued)

Face
Amount
USD ($)		Value
	Multiperil – Worldwide — (continued)
1,110,000+(a)(i)	Limestone Re 2020-2, 10/1/24 (144A)	$ 1,127,871
700,000+(a)(i)	Old Head Re 2020, 12/31/20	665,850
4,500,000+(a)(i)	Resilience Re, 4/6/21 (144A)	450
850,864+(a)(i)	Seminole Re 2018, 1/15/21	25,252
608,616+(a)(i)	Walton Health Re 2018, 6/15/21	289,093
300,000+(a)(i)	Walton Health Re 2019, 6/30/21	300,728
		$ 4,241,872
	Windstorm – Florida — 0.2%
2,250,000+(i)	Cedar Re 2020, 6/30/24	$ 2,219,872
1,750,000+(a)(i)	Formby Re 2018, 2/28/21	309,603
2,200,000+(a)(i)	Portrush Re 2017, 6/15/21	1,403,820
		$ 3,933,295
	Windstorm – North Carolina — 0.0%†
2,000,000+(i)	Isosceles Re 2020, 4/30/22	$ 1,989,800
	Windstorm – U.S. Multistate — 0.0%†
1,500,000+(i)	White Heron Re 2020, 6/30/24	$ 1,479,999
	Windstorm – U.S. Regional — 0.0%†
1,000,000+(i)	Liphook Re 2020, 6/30/24	$ 994,195
1,250,000+(a)(i)	Oakmont Re 2017, 4/30/21	36,750
1,900,000+(a)(i)	Oakmont Re 2019, 4/30/21	1,315,393
		2,346,338
	Total Collateralized Reinsurance	$ 31,193,118
	Industry Loss Warranties — 0.1%
	Windstorm – U.S. — 0.1%
3,500,000+(i)	Thaxted Park Re 2020, 12/10/21	$ 3,513,051
	Total Industry Loss Warranties	$ 3,513,051
	Reinsurance Sidecars — 1.9%
	Multiperil – U.S. — 0.1%
10,188,000+(a)(i)	Carnoustie Re 2017, 11/30/21	$ 1,342,779
1,000,000+(i)	Carnoustie Re 2019, 12/31/22	1,900
2,800,000+(a)(i)	Castle Stuart Re 2018, 12/1/21	488,842
3,000,000+(a)(j)	Harambee Re 2018, 12/31/21	33,600
5,000,000+(j)	Harambee Re 2019, 12/31/22	57,500
3,000,000+(a)(j)	Harambee Re 2020, 12/31/23	3,183,900
		$ 5,108,521
	Multiperil – Worldwide — 1.8%
2,201+(i)	Alturas Re 2019-1, 3/10/23 (144A)	$ 10,806
33,410+(i)	Alturas Re 2019-2, 3/10/22	178,286
550,000+(a)(i)	Alturas Re 2020-1B, 3/10/23 (144A)	466,345
3,000,000+(a)(i)	Alturas Re 2020-2, 3/10/23	3,327,000

The accompanying notes are an integral part of these financial statements.
56 Pioneer Strategic Income Fund | Annual Report | 9/30/20

Face
Amount
USD ($)		Value
	Multiperil – Worldwide — (continued)
250,000+(a)(j)	Alturas Re 2020-3, 9/30/24	$ 261,075
4,000,000+(a)(i)	Bantry Re 2016, 3/31/21	322,400
3,000,000+(a)(i)	Bantry Re 2017, 3/31/21	708,300
2,500,000+(a)(i)	Bantry Re 2018, 12/31/21	28,500
4,000,000+(i)	Bantry Re 2019, 12/31/22	135,855
3,821,406+(a)(i)	Bantry Re 2020, 12/31/20	4,081,483
3,605,000+(a)(i)	Berwick Re 2017-1, 2/1/21	119,325
13,924,181+(a)(i)	Berwick Re 2018-1, 12/31/21	1,694,573
9,947,951+(a)(i)	Berwick Re 2019-1, 12/31/22	1,188,780
2,000,000+(a)(i)	Berwick Re 2020-1, 12/31/23	2,145,649
1,750,000+(j)	Blue Lotus Re, 12/31/21	76,475
1,750,000+(a)(i)	Carnoustie Re 2020, 12/31/23	1,880,095
155,000+(i)	Eden Re II, 3/22/22 (144A)	100,732
232,500+(i)	Eden Re II, 3/22/22 (144A)	145,460
73,625+(a)(i)	Eden Re II, 3/22/23 (144A)	614,938
7,000,000+(a)(i)	Eden Re II, 3/22/24 (144A)	7,770,000
6,500,000+(a)(i)	Gleneagles Re 2016, 11/30/20	202,800
1,500,000+(a)(i)	Gleneagles Re 2018, 12/31/21	177,450
1,156,688+(i)	Gleneagles Re 2019, 12/31/22	25,849
1,270,798+(a)(i)	Gleneagles Re 2020, 12/31/23	1,355,306
2,737,878+(a)(i)	Gullane Re 2018, 12/31/21	2,802,902
7,000+(i)	Limestone Re 2018, 3/1/22	239,236
500,000+(j)	Lion Rock Re 2019, 1/31/21	39,100
500,000+(a)(i)	Lion Rock Re 2020, 1/31/21	555,500
6,000,000+(a)(j)	Lorenz Re 2018, 7/1/21	164,400
2,545,246+(a)(j)	Lorenz Re 2019, 6/30/22	246,125
1,282,713+(a)(j)	Lorenz Re 2020, 6/30/23	1,365,961
1,717,287+(a)(i)	Lorenz Re 2020, 6/30/23	1,828,739
8,500,000+(a)(i)	Merion Re 2018-2, 12/31/21	9,158,750
6,150,000+(i)	Pangaea Re 2016-2, 11/30/20	10,967
4,750,000+(a)(i)	Pangaea Re 2018-1, 12/31/21	100,009
7,100,000+(a)(i)	Pangaea Re 2018-3, 7/1/22	147,278
3,891,425+(a)(i)	Pangaea Re 2019-1, 2/1/23	81,087
5,220,725+(a)(i)	Pangaea Re 2019-3, 7/1/23	187,794
3,850,570+(a)(i)	Pangaea Re 2020-1, 2/1/24	4,156,067
3,500,000+(a)(i)	Pangaea Re 2020-3, 7/1/24	3,618,206
540,031+(a)(i)	Sector Re V, 12/1/23 (144A)	186,799
1,800,000+(a)(i)	Sector Re V, 12/1/23 (144A)	600,939
3,608+(i)	Sector Re V, 3/1/24 (144A)	95,306
360,000+(a)(i)	Sector Re V, 3/1/24 (144A)	151,677
1,500,000+(a)(i)	Sector Re V, 12/1/24 (144A)	1,576,876
1,559,969+(a)(i)	Sector Re V, 12/1/24 (144A)	1,639,919
540,000+(a)(i)	Sector Re V, 3/1/25 (144A)	582,152

The accompanying notes are an integral part of these financial statements.
Pioneer Strategic Income Fund | Annual Report | 9/30/20 57

Schedule of Investments | 9/30/20 (continued)

Face
Amount
USD ($)		Value
	Multiperil – Worldwide — (continued)
710,000+(a)(i)	Sector Re V, 3/1/25 (144A)	$ 765,422
1,696,451+(a)(i)	Sector Re V, 3/1/25 (144A)	1,777,356
5,855,000+(a)(i)	St. Andrews Re 2017-1, 2/1/21	396,969
2,606,976+(a)(i)	St. Andrews Re 2017-4, 6/1/21	256,526
3,609,700+(a)(i)	Sussex Re 2020-1, 12/31/22	3,833,502
1,000,000+(a)(j)	Thopas Re 2018, 12/31/21	—
3,000,000+(a)(j)	Thopas Re 2019, 12/31/22	447,600
4,000,000+(a)(j)	Thopas Re 2020, 12/31/23	4,287,200
5,750,000+(a)(i)	Versutus Re 2017, 11/30/21	—
3,000,000+(a)(i)	Versutus Re 2018, 12/31/21	57,000
2,647,642+(i)	Versutus Re 2019-A, 12/31/21	118,350
852,358+(i)	Versutus Re 2019-B, 12/31/21	38,100
1,250,000+(a)(j)	Viribus Re 2018, 12/31/21	45,500
3,650,000+(j)	Viribus Re 2019, 12/31/22	146,365
4,139,570+(a)(j)	Viribus Re 2020, 12/31/23	4,111,007
1,826,168+(a)(i)	Woburn Re 2018, 12/31/21	168,255
3,539,362+(a)(i)	Woburn Re 2019, 12/31/22	1,206,006
		74,208,429
	Total Reinsurance Sidecars	$ 79,316,950
	TOTAL INSURANCE-LINKED SECURITIES
	(Cost $140,044,334)	$ 139,273,773
Principal
Amount
USD ($)
	MUNICIPAL BONDS — 0.3% of Net Assets(k)
	Municipal General Obligation — 0.2%
13,525,000(l)(m)	Commonwealth of Puerto Rico, 8.0%, 7/1/35	$ 8,520,750
	Total Municipal General Obligation	$ 8,520,750
	Municipal Higher Education — 0.1%
2,300,000	Trustees of Amherst College, 3.794%, 11/1/42	$ 2,596,073
	Total Municipal Higher Education	$ 2,596,073
	TOTAL MUNICIPAL BONDS
	(Cost $11,476,936)	$ 11,116,823
	SENIOR SECURED FLOATING RATE LOAN
	INTERESTS — 2.2% of Net Assets*(c)
	Aerospace & Defense — 0.0%†
342,763	United Airlines, Inc., Refinanced Term Loan, 1.895%
	(LIBOR + 175 bps), 4/1/24	$ 321,341
	Total Aerospace & Defense	$ 321,341

The accompanying notes are an integral part of these financial statements.
58 Pioneer Strategic Income Fund | Annual Report | 9/30/20

Principal
Amount
USD ($)		Value
Automobile — 0.1%
1,633,257	American Axle & Manufacturing, Inc., Tranche B
	Term Loan, 3.0% (LIBOR + 225 bps), 4/6/24	$ 1,572,593
692,289	CWGS Group LLC (aka Camping World, Inc.), Term
	Loan, 3.5% (LIBOR + 275 bps), 11/8/23	675,847
2,543,936	Navistar, Inc., Tranche B Term Loan, 3.66% (LIBOR +
	350 bps), 11/6/24	2,530,023
	Total Automobile	$ 4,778,463
Beverage, Food & Tobacco — 0.1%
3,990,959	JBS USA Lux SA (fka JBS USA LLC), New Term Loan,
	2.147% (LIBOR + 200 bps), 5/1/26	$ 3,903,657
	Total Beverage, Food & Tobacco	$ 3,903,657
Buildings & Real Estate — 0.1%
94,838	Builders FirstSource, Inc., Refinancing Term Loan,
	4.0% (LIBOR + 300 bps), 2/29/24	$ 93,613
2,029,104	WireCo WorldGroup, Inc. (WireCo WorldGroup
Finance LP), First Lien Initial Term Loan, 6.0% (LIBOR +
	500 bps), 9/29/23	1,775,677
	Total Buildings & Real Estate	$ 1,869,290
Computers & Electronics — 0.0%†
1,406,696	Energy Acquisition LP (aka Electrical Components
International), First Lien Initial Term Loan,
	4.397% (LIBOR + 425 bps), 6/26/25	$ 1,269,544
	Total Computers & Electronics	$ 1,269,544
Construction & Building — 0.1%
2,072,261	Quikrete Holdings, Inc., First Lien Initial Term Loan,
	2.647% (LIBOR + 250 bps), 2/1/27	$ 2,027,902
	Total Construction & Building	$ 2,027,902
Diversified & Conglomerate Manufacturing — 0.0%†
1,285,413	Pelican Products, Inc., First Lien Term Loan, 4.5%
	(LIBOR + 350 bps), 5/1/25	$ 1,232,925
	Total Diversified & Conglomerate Manufacturing	$ 1,232,925
Diversified & Conglomerate Service — 0.1%
2,332,250	DynCorp International, Inc., Term Loan, 7.0%
	(LIBOR + 600 bps), 8/18/25	$ 2,320,589
2,148,156	Gates Global LLC, Initial B-2 Dollar Term Loan, 3.75%
	(LIBOR + 275 bps), 4/1/24	2,120,858
565,894	Intrado Corp., Initial Term B Loan, 5.0% (LIBOR +
	400 bps), 10/10/24	517,591
	Total Diversified & Conglomerate Service	$ 4,959,038
Electronics — 0.2%
7,801,588	Scientific Games International, Inc., Initial Term B-5
	Loan, 3.471% (LIBOR + 275 bps), 8/14/24	$ 7,379,327
	Total Electronics	$ 7,379,327

The accompanying notes are an integral part of these financial statements.
Pioneer Strategic Income Fund | Annual Report | 9/30/20 59

Schedule of Investments | 9/30/20 (continued)

Principal
Amount
USD ($)		Value
Entertainment & Leisure — 0.1%
3,810,247	Sabre GLBL, Inc. (fka Sabre, Inc.), 2018 Other
	Term B Loan, 2.147% (LIBOR + 200 bps), 2/22/24	$ 3,587,984
	Total Entertainment & Leisure	$ 3,587,984
Foreign Government — 0.3%
12,950,000	Government of the Commonwealth of The Bahamas,
	Term Loan, 5.815% (LIBOR + 550 bps), 8/19/21	$ 12,691,000
	Total Foreign Government	$ 12,691,000
Healthcare & Pharmaceuticals — 0.2%
3,623,656	Alphabet Holding Co., Inc. (aka Nature’s Bounty),
First Lien Initial Term Loan, 3.647% (LIBOR +
	350 bps), 9/26/24	$ 3,536,688
2,346,188	Endo Luxembourg Finance Co. I S.a r.l., Initial Term
	Loan, 5.0% (LIBOR + 425 bps), 4/29/24	2,248,570
	Total Healthcare & Pharmaceuticals	$ 5,785,258
Healthcare, Education & Childcare — 0.3%
3,191,976	Alliance HealthCare Services, Inc., First Lien Initial Term
	Loan, 5.5% (LIBOR + 450 bps), 10/24/23	$ 2,452,500
1,791,965	KUEHG Corp. (fka KC MergerSub, Inc.) (aka KinderCare),
	Term B-3 Loan, 4.75% (LIBOR + 375 bps), 2/21/25	1,644,128
8,216,182	LifePoint Health, Inc. (fka Regionalcare Hospital
Partners Holdings, Inc.), First Lien Term B Loan, 3.897%
	(LIBOR + 375 bps), 11/16/25	7,998,782
1,712,315	Select Medical Corp., Tranche B Term Loan, 2.78%
	(LIBOR + 250 bps), 3/6/25	1,673,521
	Total Healthcare, Education & Childcare	$ 13,768,931
Insurance — 0.2%
479,608	Alliant Holdings Intermediate LLC, Initial Term Loan,
	2.897% (LIBOR + 275 bps), 5/9/25	$ 466,689
6,841,994	Confie Seguros Holding II Co., Term B Loan, 5.75%
	(LIBOR + 475 bps), 4/19/22	6,632,458
	Total Insurance	$ 7,099,147
Leisure & Entertainment — 0.0%†
4,412,764(I)	24 Hour Fitness Worldwide, Inc., Term Loan, 3.647%
	(LIBOR + 350 bps), 5/30/25	$ 167,685
2,711,800	Fitness International LLC, Term B Loan, 4.25% (LIBOR +
	325 bps), 4/18/25	1,684,028
	Total Leisure & Entertainment	$ 1,851,713
Machinery — 0.2%
4,839,458	NN, Inc., Tranche B Term Loan, 6.5% (LIBOR +
	575 bps), 10/19/22	$ 4,789,249
2,114,267	Shape Technologies Group, Inc., Initial Term Loan,
	3.151% (LIBOR + 300 bps), 4/21/25	1,606,843

The accompanying notes are an integral part of these financial statements.
60 Pioneer Strategic Income Fund | Annual Report | 9/30/20

Principal
Amount
USD ($)		Value
	Machinery — (continued)
1,553,913	Terex Corp., Incremental US Term Loan, 2.75%
	(LIBOR + 200 bps), 1/31/24	$ 1,507,296
	Total Machinery	$ 7,903,388
	Metals & Mining — 0.1%
2,510,480	BWay Holding Co., Initial Term Loan, 3.523% (LIBOR +
	325 bps), 4/3/24	$ 2,376,325
	Total Metals & Mining	$ 2,376,325
	Retail — 0.1%
5,659,455	Bass Pro Group LLC, Initial Term Loan, 5.75% (LIBOR +
	500 bps), 9/25/24	$ 5,626,557
1,382,500	Staples, Inc., 2019 Refinancing New Term B-2 Loan,
	4.751% (LIBOR + 450 bps), 9/12/24	1,305,598
	Total Retail	$ 6,932,155
	Securities & Trusts — 0.0%†
1,496,742	Stonepeak Lonestar Holdings LLC, Initial Term Loan,
	4.773% (LIBOR + 450 bps), 10/19/26	$ 1,478,032
	Total Securities & Trusts	$ 1,478,032
	TOTAL SENIOR SECURED FLOATING RATE
	LOAN INTERESTS
	(Cost $98,068,825)	$ 91,215,420
	U.S. GOVERNMENT AND AGENCY
	OBLIGATIONS — 14.9% of Net Assets
17,750,000	Fannie Mae, 1.5%, 10/1/35 (TBA)	$ 18,161,856
6,930,000	Fannie Mae, 2.0%, 11/1/35 (TBA)	7,202,041
27,160,000	Fannie Mae, 2.0%, 11/1/50 (TBA)	28,033,752
6,900,000	Fannie Mae, 2.5%, 10/1/50 (TBA)	7,237,723
474,385	Fannie Mae, 3.0%, 3/1/43	515,003
200,659	Fannie Mae, 3.0%, 4/1/45	219,959
112,758	Fannie Mae, 3.0%, 5/1/46	119,846
1,133,865	Fannie Mae, 3.0%, 5/1/46	1,230,582
119,025	Fannie Mae, 3.0%, 10/1/46	126,536
210,261	Fannie Mae, 3.0%, 11/1/46	221,419
328,123	Fannie Mae, 3.0%, 11/1/46	351,011
71,733	Fannie Mae, 3.0%, 1/1/47	76,260
20,187	Fannie Mae, 3.0%, 3/1/47	22,130
67,338	Fannie Mae, 3.0%, 3/1/47	73,231
462,230	Fannie Mae, 3.0%, 3/1/47	486,464
297,961	Fannie Mae, 3.0%, 4/1/48	326,500
2,904,260	Fannie Mae, 3.0%, 5/1/48	3,111,724
15,446,000	Fannie Mae, 3.0%, 10/1/48 (TBA)	16,180,590
391,859	Fannie Mae, 3.0%, 7/1/49	424,909
564,638	Fannie Mae, 3.0%, 7/1/49	618,699
1,119,181	Fannie Mae, 3.0%, 9/1/49	1,226,333

The accompanying notes are an integral part of these financial statements.
Pioneer Strategic Income Fund | Annual Report | 9/30/20 61

Schedule of Investments | 9/30/20 (continued)

Principal
Amount
USD ($)		Value
	U.S. GOVERNMENT AND AGENCY
	OBLIGATIONS — (continued)
2,967,753	Fannie Mae, 3.5%, 7/1/42	$ 3,217,150
6,102,712	Fannie Mae, 3.5%, 6/1/45	6,591,102
1,830,636	Fannie Mae, 3.5%, 9/1/45	2,036,684
6,611,406	Fannie Mae, 3.5%, 9/1/45	7,190,680
1,151,781	Fannie Mae, 3.5%, 6/1/46	1,270,320
870,017	Fannie Mae, 3.5%, 9/1/46	968,016
516,530	Fannie Mae, 3.5%, 10/1/46	558,857
289,089	Fannie Mae, 3.5%, 7/1/47	309,764
1,293,623	Fannie Mae, 3.5%, 4/1/50	1,363,626
53,184,000	Fannie Mae, 3.5%, 10/1/50 (TBA)	56,073,802
7,115	Fannie Mae, 4.0%, 12/1/23	7,575
6,529	Fannie Mae, 4.0%, 12/1/30	7,119
470,879	Fannie Mae, 4.0%, 9/1/37	517,084
6,292,077	Fannie Mae, 4.0%, 10/1/40	7,169,958
2,686,151	Fannie Mae, 4.0%, 12/1/40	3,058,304
5,099	Fannie Mae, 4.0%, 11/1/41	5,631
1,033,386	Fannie Mae, 4.0%, 11/1/41	1,141,382
35,166	Fannie Mae, 4.0%, 12/1/41	38,690
1,303,117	Fannie Mae, 4.0%, 12/1/41	1,418,600
7,631,014	Fannie Mae, 4.0%, 12/1/41	8,417,801
1,024,148	Fannie Mae, 4.0%, 1/1/42	1,130,541
2,880,364	Fannie Mae, 4.0%, 1/1/42	3,183,506
1,063,450	Fannie Mae, 4.0%, 2/1/42	1,171,324
1,984,719	Fannie Mae, 4.0%, 2/1/42	2,181,409
205,939	Fannie Mae, 4.0%, 4/1/42	220,614
1,648,821	Fannie Mae, 4.0%, 4/1/42	1,821,089
2,913,864	Fannie Mae, 4.0%, 4/1/42	3,220,285
150,658	Fannie Mae, 4.0%, 5/1/42	164,738
3,221,071	Fannie Mae, 4.0%, 5/1/42	3,505,076
168,854	Fannie Mae, 4.0%, 6/1/42	186,526
80,882	Fannie Mae, 4.0%, 7/1/42	89,394
5,501,134	Fannie Mae, 4.0%, 8/1/42	6,065,577
144,537	Fannie Mae, 4.0%, 10/1/42	162,315
161,532	Fannie Mae, 4.0%, 11/1/42	172,271
1,741,598	Fannie Mae, 4.0%, 8/1/43	1,926,567
1,000,338	Fannie Mae, 4.0%, 11/1/43	1,122,966
1,114,341	Fannie Mae, 4.0%, 2/1/44	1,250,813
96,316	Fannie Mae, 4.0%, 6/1/44	102,838
231,727	Fannie Mae, 4.0%, 10/1/44	247,721
128,586	Fannie Mae, 4.0%, 11/1/44	137,122
40,310	Fannie Mae, 4.0%, 6/1/45	43,336
150,166	Fannie Mae, 4.0%, 7/1/45	166,081

The accompanying notes are an integral part of these financial statements.
62 Pioneer Strategic Income Fund | Annual Report | 9/30/20

Principal
Amount
USD ($)		Value
	U.S. GOVERNMENT AND AGENCY
	OBLIGATIONS — (continued)
3,136,651	Fannie Mae, 4.0%, 4/1/47	$ 3,430,137
4,137,380	Fannie Mae, 4.0%, 4/1/47	4,509,155
464,013	Fannie Mae, 4.0%, 6/1/47	507,526
1,162,738	Fannie Mae, 4.0%, 6/1/47	1,255,486
2,334,687	Fannie Mae, 4.0%, 7/1/47	2,544,312
125,130	Fannie Mae, 4.0%, 6/1/49	140,327
74,622	Fannie Mae, 4.5%, 8/1/40	83,655
2,535,461	Fannie Mae, 4.5%, 11/1/40	2,851,750
6,677,817	Fannie Mae, 4.5%, 12/1/40	7,513,397
310,466	Fannie Mae, 4.5%, 3/1/41	349,281
703,824	Fannie Mae, 4.5%, 3/1/41	791,101
6,840	Fannie Mae, 4.5%, 4/1/41	7,672
1,586,218	Fannie Mae, 4.5%, 5/1/41	1,761,364
3,166,805	Fannie Mae, 4.5%, 5/1/41	3,577,566
1,382,621	Fannie Mae, 4.5%, 7/1/41	1,556,263
6,005,970	Fannie Mae, 4.5%, 8/1/41	6,758,208
310,529	Fannie Mae, 4.5%, 9/1/41	349,537
18,503	Fannie Mae, 4.5%, 12/1/41	20,118
3,541,397	Fannie Mae, 4.5%, 9/1/43	3,968,042
1,479,862	Fannie Mae, 4.5%, 11/1/43	1,635,227
1,924,228	Fannie Mae, 4.5%, 2/1/44	2,124,957
2,258,227	Fannie Mae, 4.5%, 2/1/44	2,519,191
2,700,842	Fannie Mae, 4.5%, 2/1/44	3,019,264
598,430	Fannie Mae, 4.5%, 1/1/47	657,988
19,641	Fannie Mae, 5.0%, 2/1/22	20,681
1,473	Fannie Mae, 5.0%, 4/1/22	1,551
4,081	Fannie Mae, 5.0%, 6/1/22	4,297
4,631	Fannie Mae, 5.0%, 6/1/22	4,876
1,743,636	Fannie Mae, 5.0%, 6/1/35	2,003,159
468,381	Fannie Mae, 5.0%, 7/1/35	534,362
1,000,045	Fannie Mae, 5.0%, 7/1/35	1,149,074
552,405	Fannie Mae, 5.0%, 8/1/35	634,615
186,620	Fannie Mae, 5.0%, 5/1/38	214,487
609,701	Fannie Mae, 5.0%, 1/1/39	698,983
146,616	Fannie Mae, 5.0%, 7/1/39	165,266
373,779	Fannie Mae, 5.0%, 7/1/39	429,943
392,042	Fannie Mae, 5.0%, 7/1/39	449,251
131,700	Fannie Mae, 5.0%, 6/1/40	151,547
1,060,304	Fannie Mae, 5.0%, 6/1/40	1,220,339
751,745	Fannie Mae, 5.0%, 7/1/40	865,450
297,140	Fannie Mae, 5.0%, 10/1/40	342,339
217,273	Fannie Mae, 5.0%, 5/1/41	250,329

The accompanying notes are an integral part of these financial statements.
Pioneer Strategic Income Fund | Annual Report | 9/30/20 63

Schedule of Investments | 9/30/20 (continued)

Principal
Amount
USD ($)		Value
	U.S. GOVERNMENT AND AGENCY
	OBLIGATIONS — (continued)
185,082	Fannie Mae, 5.0%, 7/1/41	$ 211,959
177,241	Fannie Mae, 5.0%, 12/1/41	198,785
4,844,405	Fannie Mae, 5.0%, 9/1/43	5,393,057
13,309,137	Fannie Mae, 5.0%, 11/1/44	15,301,827
318	Fannie Mae, 5.5%, 3/1/21	318
6,012	Fannie Mae, 5.5%, 5/1/33	6,692
6,278	Fannie Mae, 5.5%, 6/1/33	7,289
24,625	Fannie Mae, 5.5%, 7/1/33	28,738
47,476	Fannie Mae, 5.5%, 4/1/34	54,848
7,631	Fannie Mae, 5.5%, 10/1/35	8,969
58,931	Fannie Mae, 5.5%, 12/1/35	68,360
43,181	Fannie Mae, 5.5%, 3/1/36	50,112
74,405	Fannie Mae, 5.5%, 4/1/36	82,576
669	Fannie Mae, 6.0%, 3/1/32	785
1,078	Fannie Mae, 6.0%, 10/1/32	1,268
3,425	Fannie Mae, 6.0%, 11/1/32	3,824
25,906	Fannie Mae, 6.0%, 12/1/32	29,195
5,202	Fannie Mae, 6.0%, 1/1/33	6,137
2,750	Fannie Mae, 6.0%, 3/1/33	3,249
16,339	Fannie Mae, 6.0%, 5/1/33	18,284
38,482	Fannie Mae, 6.0%, 12/1/33	45,569
36,366	Fannie Mae, 6.0%, 1/1/34	43,078
134,799	Fannie Mae, 6.0%, 6/1/37	157,425
61,171	Fannie Mae, 6.0%, 12/1/37	72,048
99,128	Fannie Mae, 6.0%, 4/1/38	116,549
57,779	Fannie Mae, 6.0%, 7/1/38	65,465
122	Fannie Mae, 6.5%, 4/1/29	136
605	Fannie Mae, 6.5%, 5/1/31	681
163	Fannie Mae, 6.5%, 6/1/31	186
345	Fannie Mae, 6.5%, 2/1/32	388
1,835	Fannie Mae, 6.5%, 3/1/32	2,052
1,083	Fannie Mae, 6.5%, 8/1/32	1,236
10,897	Fannie Mae, 6.5%, 10/1/32	12,187
439	Fannie Mae, 7.0%, 5/1/28	505
220	Fannie Mae, 7.0%, 2/1/29	257
284	Fannie Mae, 7.0%, 7/1/31	292
370	Fannie Mae, 7.5%, 1/1/28	403
703,624	Federal Home Loan Mortgage Corp., 3.0%, 4/1/43	757,987
206,172	Federal Home Loan Mortgage Corp., 3.0%, 10/1/46	226,080
2,873,855	Federal Home Loan Mortgage Corp., 3.0%, 2/1/47	3,127,856
788,950	Federal Home Loan Mortgage Corp., 3.0%, 4/1/47	849,658
141,667	Federal Home Loan Mortgage Corp., 3.0%, 11/1/47	154,307

The accompanying notes are an integral part of these financial statements.
64 Pioneer Strategic Income Fund | Annual Report | 9/30/20

Principal
Amount
USD ($)		Value
	U.S. GOVERNMENT AND AGENCY
	OBLIGATIONS — (continued)
3,760,430	Federal Home Loan Mortgage Corp., 4.0%, 10/1/42	$ 4,156,124
1,850,934	Federal Home Loan Mortgage Corp., 4.0%, 4/1/47	2,008,893
2,399,963	Federal Home Loan Mortgage Corp., 4.0%, 4/1/47	2,591,729
356,786	Federal Home Loan Mortgage Corp., 4.0%, 5/1/49	380,592
178,207	Federal Home Loan Mortgage Corp., 4.5%, 10/1/35	197,671
641,122	Federal Home Loan Mortgage Corp., 4.5%, 7/1/40	719,748
381,067	Federal Home Loan Mortgage Corp., 4.5%, 11/1/40	428,150
62,480	Federal Home Loan Mortgage Corp., 4.5%, 9/1/41	69,871
35,119	Federal Home Loan Mortgage Corp., 4.5%, 9/1/43	39,387
242,240	Federal Home Loan Mortgage Corp., 4.5%, 10/1/43	271,955
884,018	Federal Home Loan Mortgage Corp., 4.5%, 11/1/43	990,895
13,695	Federal Home Loan Mortgage Corp., 4.5%, 3/1/44	15,302
40,172	Federal Home Loan Mortgage Corp., 4.5%, 5/1/44	44,933
12,067	Federal Home Loan Mortgage Corp., 5.0%, 12/1/21	12,707
34,631	Federal Home Loan Mortgage Corp., 5.0%, 4/1/23	36,497
14,129	Federal Home Loan Mortgage Corp., 5.0%, 5/1/34	16,237
19,895	Federal Home Loan Mortgage Corp., 5.0%, 11/1/34	22,909
78,651	Federal Home Loan Mortgage Corp., 5.0%, 12/1/34	90,441
66,026	Federal Home Loan Mortgage Corp., 5.0%, 7/1/35	75,382
139,898	Federal Home Loan Mortgage Corp., 5.0%, 9/1/38	160,912
204,672	Federal Home Loan Mortgage Corp., 5.0%, 9/1/38	235,417
7,240	Federal Home Loan Mortgage Corp., 5.0%, 10/1/38	8,327
833	Federal Home Loan Mortgage Corp., 5.0%, 5/1/39	950
3,332,661	Federal Home Loan Mortgage Corp., 5.0%, 11/1/39	3,838,881
1,662	Federal Home Loan Mortgage Corp., 5.0%, 12/1/39	1,915
1,424,979	Federal Home Loan Mortgage Corp., 5.5%, 6/1/41	1,657,091
53,100	Federal Home Loan Mortgage Corp., 6.0%, 1/1/33	59,255
2,433	Federal Home Loan Mortgage Corp., 6.0%, 3/1/33	2,714
12,719	Federal Home Loan Mortgage Corp., 6.0%, 3/1/33	14,208
31,890	Federal Home Loan Mortgage Corp., 6.0%, 1/1/34	37,813
39,938	Federal Home Loan Mortgage Corp., 6.0%, 8/1/34	44,822
52,722	Federal Home Loan Mortgage Corp., 6.0%, 6/1/35	58,827
27,153	Federal Home Loan Mortgage Corp., 6.0%, 12/1/36	31,187
2,389	Federal Home Loan Mortgage Corp., 6.0%, 10/1/37	2,723
72,022	Federal Home Loan Mortgage Corp., 6.0%, 12/1/37	84,766
1,894	Federal Home Loan Mortgage Corp., 6.5%, 9/1/32	2,119
1,274,960	Government National Mortgage Association I,
	3.5%, 10/15/42	1,345,801
4,596	Government National Mortgage Association I,
	4.0%, 3/15/39	4,951
5,754	Government National Mortgage Association I,
	4.0%, 4/15/39	6,198
7,791	Government National Mortgage Association I,
	4.0%, 4/15/39	8,414

The accompanying notes are an integral part of these financial statements.
Pioneer Strategic Income Fund | Annual Report | 9/30/20 65

Schedule of Investments | 9/30/20 (continued)

Principal
Amount
USD ($)		Value
	U.S. GOVERNMENT AND AGENCY
	OBLIGATIONS — (continued)
9,694	Government National Mortgage Association I,
	4.0%, 7/15/39	$ 10,420
7,730	Government National Mortgage Association I,
	4.0%, 1/15/40	8,293
121,576	Government National Mortgage Association I,
	4.0%, 4/15/40	130,907
228,194	Government National Mortgage Association I,
	4.0%, 7/15/40	244,547
81,104	Government National Mortgage Association I,
	4.0%, 8/15/40	88,017
148,604	Government National Mortgage Association I,
	4.0%, 8/15/40	159,921
35,094	Government National Mortgage Association I,
	4.0%, 9/15/40	37,686
7,119	Government National Mortgage Association I,
	4.0%, 10/15/40	7,759
12,402	Government National Mortgage Association I,
	4.0%, 10/15/40	13,262
43,998	Government National Mortgage Association I,
	4.0%, 10/15/40	47,887
5,575	Government National Mortgage Association I,
	4.0%, 11/15/40	5,979
42,266	Government National Mortgage Association I,
	4.0%, 11/15/40	45,555
143,318	Government National Mortgage Association I,
	4.0%, 11/15/40	155,627
212,114	Government National Mortgage Association I,
	4.0%, 11/15/40	230,321
5,346	Government National Mortgage Association I,
	4.0%, 12/15/40	5,734
6,103	Government National Mortgage Association I,
	4.0%, 12/15/40	6,593
98,843	Government National Mortgage Association I,
	4.0%, 12/15/40	104,423
488,912	Government National Mortgage Association I,
	4.0%, 12/15/40	524,838
5,016	Government National Mortgage Association I,
	4.0%, 1/15/41	5,442
28,332	Government National Mortgage Association I,
	4.0%, 1/15/41	30,828
44,315	Government National Mortgage Association I,
	4.0%, 1/15/41	48,035
12,399	Government National Mortgage Association I,
	4.0%, 2/15/41	13,480
570,649	Government National Mortgage Association I,
	4.0%, 2/15/41	619,805

The accompanying notes are an integral part of these financial statements.
66 Pioneer Strategic Income Fund | Annual Report | 9/30/20

Principal
Amount
USD ($)		Value
	U.S. GOVERNMENT AND AGENCY
	OBLIGATIONS — (continued)
46,250	Government National Mortgage Association I,
	4.0%, 3/15/41	$ 50,202
7,538	Government National Mortgage Association I,
	4.0%, 4/15/41	8,149
5,004	Government National Mortgage Association I,
	4.0%, 5/15/41	5,289
46,685	Government National Mortgage Association I,
	4.0%, 5/15/41	49,323
49,452	Government National Mortgage Association I,
	4.0%, 5/15/41	53,277
2,340	Government National Mortgage Association I,
	4.0%, 6/15/41	2,502
4,753	Government National Mortgage Association I,
	4.0%, 6/15/41	5,059
1,196,627	Government National Mortgage Association I,
	4.0%, 6/15/41	1,296,892
7,010	Government National Mortgage Association I,
	4.0%, 7/15/41	7,564
10,438	Government National Mortgage Association I,
	4.0%, 7/15/41	11,350
28,277	Government National Mortgage Association I,
	4.0%, 7/15/41	30,769
64,942	Government National Mortgage Association I,
	4.0%, 7/15/41	69,948
120,381	Government National Mortgage Association I,
	4.0%, 7/15/41	130,110
124,677	Government National Mortgage Association I,
	4.0%, 7/15/41	135,037
8,785	Government National Mortgage Association I,
	4.0%, 8/15/41	9,553
9,138	Government National Mortgage Association I,
	4.0%, 8/15/41	9,665
55,373	Government National Mortgage Association I,
	4.0%, 8/15/41	59,351
3,376	Government National Mortgage Association I,
	4.0%, 9/15/41	3,583
4,782	Government National Mortgage Association I,
	4.0%, 9/15/41	5,205
7,203	Government National Mortgage Association I,
	4.0%, 9/15/41	7,765
7,375	Government National Mortgage Association I,
	4.0%, 9/15/41	8,025
24,921	Government National Mortgage Association I,
	4.0%, 9/15/41	27,103
34,790	Government National Mortgage Association I,
	4.0%, 9/15/41	37,819

The accompanying notes are an integral part of these financial statements.
Pioneer Strategic Income Fund | Annual Report | 9/30/20 67

Schedule of Investments | 9/30/20 (continued)

Principal
Amount
USD ($)		Value
	U.S. GOVERNMENT AND AGENCY
	OBLIGATIONS — (continued)
208,509	Government National Mortgage Association I,
	4.0%, 9/15/41	$ 225,605
383,935	Government National Mortgage Association I,
	4.0%, 9/15/41	412,202
3,020	Government National Mortgage Association I,
	4.0%, 10/15/41	3,240
4,663	Government National Mortgage Association I,
	4.0%, 10/15/41	4,935
6,170	Government National Mortgage Association I,
	4.0%, 10/15/41	6,519
8,377	Government National Mortgage Association I,
	4.0%, 10/15/41	9,086
11,369	Government National Mortgage Association I,
	4.0%, 10/15/41	12,011
4,479	Government National Mortgage Association I,
	4.0%, 11/15/41	4,734
5,330	Government National Mortgage Association I,
	4.0%, 11/15/41	5,716
16,815	Government National Mortgage Association I,
	4.0%, 11/15/41	18,234
91,586	Government National Mortgage Association I,
	4.0%, 11/15/41	97,208
6,870	Government National Mortgage Association I,
	4.0%, 12/15/41	7,477
9,702	Government National Mortgage Association I,
	4.0%, 12/15/41	10,559
13,097	Government National Mortgage Association I,
	4.0%, 12/15/41	13,836
17,340	Government National Mortgage Association I,
	4.0%, 1/15/42	18,319
735,980	Government National Mortgage Association I,
	4.0%, 1/15/42	801,165
2,089	Government National Mortgage Association I,
	4.0%, 2/15/42	2,209
4,577	Government National Mortgage Association I,
	4.0%, 2/15/42	4,910
10,163	Government National Mortgage Association I,
	4.0%, 2/15/42	11,055
40,071	Government National Mortgage Association I,
	4.0%, 2/15/42	42,781
96,712	Government National Mortgage Association I,
	4.0%, 2/15/42	104,450
1,159,957	Government National Mortgage Association I,
	4.0%, 5/15/42	1,261,465
50,289	Government National Mortgage Association I,
	4.0%, 6/15/42	53,850

The accompanying notes are an integral part of these financial statements.
68 Pioneer Strategic Income Fund | Annual Report | 9/30/20

Principal
Amount
USD ($)		Value
	U.S. GOVERNMENT AND AGENCY
	OBLIGATIONS — (continued)
59,971	Government National Mortgage Association I,
	4.0%, 6/15/42	$ 64,359
74,592	Government National Mortgage Association I,
	4.0%, 6/15/42	81,277
11,048	Government National Mortgage Association I,
	4.0%, 10/15/42	12,003
4,629	Government National Mortgage Association I,
	4.0%, 11/15/42	4,890
7,749	Government National Mortgage Association I,
	4.0%, 4/15/43	8,234
903,134	Government National Mortgage Association I,
	4.0%, 4/15/43	981,537
4,203	Government National Mortgage Association I,
	4.0%, 5/15/43	4,528
27,670	Government National Mortgage Association I,
	4.0%, 5/15/43	29,441
123,080	Government National Mortgage Association I,
	4.0%, 5/15/43	131,011
43,380	Government National Mortgage Association I,
	4.0%, 6/15/43	45,930
30,189	Government National Mortgage Association I,
	4.0%, 7/15/43	31,908
28,728	Government National Mortgage Association I,
	4.0%, 8/15/43	30,495
335,830	Government National Mortgage Association I,
	4.0%, 8/15/43	364,111
8,740	Government National Mortgage Association I,
	4.0%, 9/15/43	9,441
71,298	Government National Mortgage Association I,
	4.0%, 9/15/43	75,946
3,664	Government National Mortgage Association I,
	4.0%, 10/15/43	3,973
12,753	Government National Mortgage Association I,
	4.0%, 11/15/43	13,839
73,916	Government National Mortgage Association I,
	4.0%, 2/15/44	78,263
53,373	Government National Mortgage Association I,
	4.0%, 3/15/44	57,891
65,643	Government National Mortgage Association I,
	4.0%, 3/15/44	69,416
86,342	Government National Mortgage Association I,
	4.0%, 3/15/44	93,927
115,644	Government National Mortgage Association I,
	4.0%, 3/15/44	123,936
456,869	Government National Mortgage Association I,
	4.0%, 3/15/44	496,029

The accompanying notes are an integral part of these financial statements.
Pioneer Strategic Income Fund | Annual Report | 9/30/20 69

Schedule of Investments | 9/30/20 (continued)

Principal
Amount
USD ($)		Value
	U.S. GOVERNMENT AND AGENCY
	OBLIGATIONS — (continued)
1,097,101	Government National Mortgage Association I,
	4.0%, 3/15/44	$ 1,179,076
2,379,111	Government National Mortgage Association I,
	4.0%, 3/15/44	2,552,569
7,603	Government National Mortgage Association I,
	4.0%, 4/15/44	8,280
89,511	Government National Mortgage Association I,
	4.0%, 4/15/44	97,007
407,574	Government National Mortgage Association I,
	4.0%, 4/15/44	439,382
814,709	Government National Mortgage Association I,
	4.0%, 4/15/44	873,675
153,514	Government National Mortgage Association I,
	4.0%, 5/15/44	166,507
64,438	Government National Mortgage Association I,
	4.0%, 8/15/44	68,402
98,122	Government National Mortgage Association I,
	4.0%, 8/15/44	105,313
210,259	Government National Mortgage Association I,
	4.0%, 8/15/44	228,700
632,826	Government National Mortgage Association I,
	4.0%, 8/15/44	694,730
732,498	Government National Mortgage Association I,
	4.0%, 8/15/44	786,145
6,207	Government National Mortgage Association I,
	4.0%, 9/15/44	6,761
19,944	Government National Mortgage Association I,
	4.0%, 9/15/44	21,070
58,013	Government National Mortgage Association I,
	4.0%, 9/15/44	61,785
117,935	Government National Mortgage Association I,
	4.0%, 9/15/44	128,459
143,176	Government National Mortgage Association I,
	4.0%, 9/15/44	155,395
205,133	Government National Mortgage Association I,
	4.0%, 9/15/44	221,539
227,793	Government National Mortgage Association I,
	4.0%, 9/15/44	246,273
392,677	Government National Mortgage Association I,
	4.0%, 9/15/44	427,430
467,536	Government National Mortgage Association I,
	4.0%, 9/15/44	506,232
546,108	Government National Mortgage Association I,
	4.0%, 9/15/44	579,527
942,634	Government National Mortgage Association I,
	4.0%, 9/15/44	1,011,588

The accompanying notes are an integral part of these financial statements.
70 Pioneer Strategic Income Fund | Annual Report | 9/30/20

Principal
Amount
USD ($)		Value
	U.S. GOVERNMENT AND AGENCY
	OBLIGATIONS — (continued)
1,261,629	Government National Mortgage Association I,
	4.0%, 9/15/44	$ 1,367,046
1,662,848	Government National Mortgage Association I,
	4.0%, 9/15/44	1,784,349
2,483,820	Government National Mortgage Association I,
	4.0%, 9/15/44	2,668,734
55,784	Government National Mortgage Association I,
	4.0%, 10/15/44	60,679
70,498	Government National Mortgage Association I,
	4.0%, 10/15/44	75,343
206,914	Government National Mortgage Association I,
	4.0%, 10/15/44	218,834
15,157	Government National Mortgage Association I,
	4.0%, 11/15/44	16,493
24,350	Government National Mortgage Association I,
	4.0%, 11/15/44	26,408
33,351	Government National Mortgage Association I,
	4.0%, 11/15/44	35,292
153,629	Government National Mortgage Association I,
	4.0%, 11/15/44	163,561
3,972	Government National Mortgage Association I,
	4.0%, 12/15/44	4,202
53,086	Government National Mortgage Association I,
	4.0%, 12/15/44	57,478
69,871	Government National Mortgage Association I,
	4.0%, 12/15/44	74,951
189,532	Government National Mortgage Association I,
	4.0%, 12/15/44	201,356
300,025	Government National Mortgage Association I,
	4.0%, 12/15/44	319,031
429,717	Government National Mortgage Association I,
	4.0%, 12/15/44	467,648
61,968	Government National Mortgage Association I,
	4.0%, 1/15/45	65,467
412,591	Government National Mortgage Association I,
	4.0%, 1/15/45	442,975
821,469	Government National Mortgage Association I,
	4.0%, 1/15/45	882,088
844,184	Government National Mortgage Association I,
	4.0%, 1/15/45	919,180
58,878	Government National Mortgage Association I,
	4.0%, 2/15/45	62,202
74,702	Government National Mortgage Association I,
	4.0%, 2/15/45	78,948
133,054	Government National Mortgage Association I,
	4.0%, 2/15/45	144,278

The accompanying notes are an integral part of these financial statements.
Pioneer Strategic Income Fund | Annual Report | 9/30/20 71

Schedule of Investments | 9/30/20 (continued)

Principal
Amount
USD ($)		Value
	U.S. GOVERNMENT AND AGENCY
	OBLIGATIONS — (continued)
184,469	Government National Mortgage Association I,
	4.0%, 2/15/45	$ 196,762
284,431	Government National Mortgage Association I,
	4.0%, 2/15/45	301,154
767,441	Government National Mortgage Association I,
	4.0%, 2/15/45	833,514
162,946	Government National Mortgage Association I,
	4.0%, 3/15/45	172,144
173,702	Government National Mortgage Association I,
	4.0%, 4/15/45	184,606
101,568	Government National Mortgage Association I,
	4.0%, 5/15/45	110,364
32,620	Government National Mortgage Association I,
	4.0%, 7/15/45	35,394
150,226	Government National Mortgage Association I,
	4.0%, 9/15/45	162,822
109,006	Government National Mortgage Association I,
	4.5%, 9/15/33	120,845
95,485	Government National Mortgage Association I,
	4.5%, 10/15/33	106,361
69,502	Government National Mortgage Association I,
	4.5%, 4/15/35	77,137
841,321	Government National Mortgage Association I,
	4.5%, 3/15/38	929,579
333,839	Government National Mortgage Association I,
	4.5%, 1/15/40	372,941
514,861	Government National Mortgage Association I,
	4.5%, 6/15/40	567,988
195,337	Government National Mortgage Association I,
	4.5%, 9/15/40	217,825
861,666	Government National Mortgage Association I,
	4.5%, 11/15/40	958,368
237,021	Government National Mortgage Association I,
	4.5%, 6/15/41	259,654
874,443	Government National Mortgage Association I,
	4.5%, 6/15/41	972,354
309,991	Government National Mortgage Association I,
	4.5%, 7/15/41	344,824
1,090,688	Government National Mortgage Association I,
	4.5%, 8/15/41	1,201,489
4,921	Government National Mortgage Association I,
	5.0%, 6/15/21	5,036
260,906	Government National Mortgage Association I,
	5.0%, 9/15/33	298,615
160,773	Government National Mortgage Association I,
	5.125%, 10/15/38	176,711

The accompanying notes are an integral part of these financial statements.
72 Pioneer Strategic Income Fund | Annual Report | 9/30/20

Principal
Amount
USD ($)		Value
	U.S. GOVERNMENT AND AGENCY
	OBLIGATIONS — (continued)
45,695	Government National Mortgage Association I,
	5.5%, 7/15/33	$ 53,444
83,540	Government National Mortgage Association I,
	5.5%, 1/15/34	97,069
63,132	Government National Mortgage Association I,
	5.5%, 4/15/34	71,895
113,624	Government National Mortgage Association I,
	5.5%, 7/15/34	130,440
101,368	Government National Mortgage Association I,
	5.5%, 10/15/34	114,188
71,841	Government National Mortgage Association I,
	5.5%, 1/15/35	84,017
84,747	Government National Mortgage Association I,
	5.5%, 2/15/35	93,650
173,925	Government National Mortgage Association I,
	5.5%, 2/15/35	198,662
51,830	Government National Mortgage Association I,
	5.5%, 6/15/35	59,935
27,132	Government National Mortgage Association I,
	5.5%, 12/15/35	29,979
6	Government National Mortgage Association I,
	5.5%, 2/15/37	7
13,094	Government National Mortgage Association I,
	5.5%, 3/15/37	14,569
50,446	Government National Mortgage Association I,
	5.5%, 3/15/37	55,650
18,126	Government National Mortgage Association I,
	5.75%, 10/15/38	20,219
137,145	Government National Mortgage Association I,
	5.75%, 10/15/38	152,201
69,009	Government National Mortgage Association I,
	6.0%, 8/15/32	82,246
49,592	Government National Mortgage Association I,
	6.0%, 1/15/33	59,001
36,543	Government National Mortgage Association I,
	6.0%, 2/15/33	43,188
65,559	Government National Mortgage Association I,
	6.0%, 2/15/33	78,300
2,508	Government National Mortgage Association I,
	6.0%, 3/15/33	2,802
22,986	Government National Mortgage Association I,
	6.0%, 3/15/33	27,136
48,018	Government National Mortgage Association I,
	6.0%, 3/15/33	56,935
7,779	Government National Mortgage Association I,
	6.0%, 5/15/33	8,666

The accompanying notes are an integral part of these financial statements.
Pioneer Strategic Income Fund | Annual Report | 9/30/20 73

Schedule of Investments | 9/30/20 (continued)

Principal
Amount
USD ($)		Value
	U.S. GOVERNMENT AND AGENCY
	OBLIGATIONS — (continued)
92,487	Government National Mortgage Association I,
	6.0%, 5/15/33	$ 107,303
161,745	Government National Mortgage Association I,
	6.0%, 5/15/33	181,097
40,905	Government National Mortgage Association I,
	6.0%, 6/15/33	48,845
102,189	Government National Mortgage Association I,
	6.0%, 6/15/33	119,950
44,126	Government National Mortgage Association I,
	6.0%, 7/15/33	50,260
80,331	Government National Mortgage Association I,
	6.0%, 7/15/33	94,132
7,116	Government National Mortgage Association I,
	6.0%, 9/15/33	7,918
19,729	Government National Mortgage Association I,
	6.0%, 9/15/33	21,973
26,499	Government National Mortgage Association I,
	6.0%, 10/15/33	29,519
133,872	Government National Mortgage Association I,
	6.0%, 11/15/33	150,177
30,196	Government National Mortgage Association I,
	6.0%, 1/15/34	35,687
166,034	Government National Mortgage Association I,
	6.0%, 10/15/37	196,356
220,331	Government National Mortgage Association I,
	6.0%, 7/15/38	262,753
5,551	Government National Mortgage Association I,
	6.5%, 1/15/29	6,134
751	Government National Mortgage Association I,
	6.5%, 5/15/29	873
588	Government National Mortgage Association I,
	6.5%, 10/15/31	650
1,132	Government National Mortgage Association I,
	6.5%, 10/15/31	1,251
231	Government National Mortgage Association I,
	6.5%, 12/15/31	273
1,406	Government National Mortgage Association I,
	6.5%, 2/15/32	1,618
787	Government National Mortgage Association I,
	6.5%, 3/15/32	913
3,090	Government National Mortgage Association I,
	6.5%, 5/15/32	3,414
2,617	Government National Mortgage Association I,
	6.5%, 6/15/32	2,892
2,732	Government National Mortgage Association I,
	6.5%, 6/15/32	3,101

The accompanying notes are an integral part of these financial statements.
74 Pioneer Strategic Income Fund | Annual Report | 9/30/20

Principal
Amount
USD ($)		Value
	U.S. GOVERNMENT AND AGENCY
	OBLIGATIONS — (continued)
2,585	Government National Mortgage Association I,
	6.5%, 7/15/32	$ 2,857
3,962	Government National Mortgage Association I,
	6.5%, 7/15/32	4,522
1,593	Government National Mortgage Association I,
	6.5%, 8/15/32	1,825
1,642	Government National Mortgage Association I,
	6.5%, 8/15/32	1,871
13,744	Government National Mortgage Association I,
	6.5%, 8/15/32	15,840
31,022	Government National Mortgage Association I,
	6.5%, 9/15/32	34,281
38,951	Government National Mortgage Association I,
	6.5%, 9/15/32	43,042
10,570	Government National Mortgage Association I,
	6.5%, 10/15/32	11,681
25,073	Government National Mortgage Association I,
	6.5%, 11/15/32	30,081
20,031	Government National Mortgage Association I,
	6.5%, 7/15/35	23,472
136	Government National Mortgage Association I,
	7.0%, 5/15/29	152
310	Government National Mortgage Association I,
	7.0%, 5/15/29	348
2,973	Government National Mortgage Association I,
	7.0%, 8/15/29	2,984
193	Government National Mortgage Association I,
	7.0%, 5/15/31	193
824,620	Government National Mortgage Association II,
	3.5%, 4/20/45	894,752
1,206,793	Government National Mortgage Association II,
	3.5%, 4/20/45	1,325,123
1,598,102	Government National Mortgage Association II,
	3.5%, 4/20/45	1,759,344
1,924,994	Government National Mortgage Association II,
	3.5%, 3/20/46	2,137,855
5,264,744	Government National Mortgage Association II,
	4.0%, 10/20/46	5,664,914
1,683,577	Government National Mortgage Association II,
	4.0%, 2/20/48	1,864,354
1,966,013	Government National Mortgage Association II,
	4.0%, 4/20/48	2,176,785
271,603	Government National Mortgage Association II,
	4.5%, 12/20/34	298,462
232,648	Government National Mortgage Association II,
	4.5%, 1/20/35	258,507
212,944	Government National Mortgage Association II,
	4.5%, 3/20/35	236,555

The accompanying notes are an integral part of these financial statements.
Pioneer Strategic Income Fund | Annual Report | 9/30/20 75

Schedule of Investments | 9/30/20 (continued)

Principal
Amount
USD ($)		Value
	U.S. GOVERNMENT AND AGENCY
	OBLIGATIONS — (continued)
2,034,749	Government National Mortgage Association II,
	4.5%, 9/20/41	$ 2,259,324
3,401,913	Government National Mortgage Association II,
	4.5%, 9/20/44	3,580,215
1,371,048	Government National Mortgage Association II,
	4.5%, 10/20/44	1,523,099
2,821,460	Government National Mortgage Association II,
	4.5%, 11/20/44	3,134,278
64,846	Government National Mortgage Association II,
	5.5%, 3/20/34	76,916
2,115	Government National Mortgage Association II,
	5.5%, 10/20/37	2,330
26,274	Government National Mortgage Association II,
	6.0%, 5/20/32	29,659
93,777	Government National Mortgage Association II,
	6.0%, 10/20/33	107,911
122	Government National Mortgage Association II,
	6.5%, 1/20/28	138
2,418	Government National Mortgage Association II,
	7.0%, 1/20/29	2,818
20,000,000(h)	U.S. Treasury Bills, 10/6/20	19,999,816
35,000,000(h)	U.S. Treasury Bills, 10/13/20	34,999,111
75,000,000(h)	U.S. Treasury Bills, 10/22/20	74,996,390
33,693,118	U.S. Treasury Inflation Indexed Bonds, 1.0%, 2/15/48	46,543,883
61,928,472	U.S. Treasury Inflation Indexed Bonds, 1.0%, 2/15/49	86,545,846
259,000(n)	U.S. Treasury Notes, 2.25%, 4/30/21	262,253
319,000(n)	U.S. Treasury Notes, 2.25%, 7/31/21	324,645
	TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
	(Cost $607,314,998)	$ 657,421,671
Shares
	RIGHTS/WARRANTS — 0.0%† of Net Assets
	Oil, Gas & Consumable Fuels — 0.0%†
1,880,020(o)	ANR, Inc.	$ 5,640
365(a)(p)	Contura Energy, Inc.	110
	Total Oil, Gas & Consumable Fuels	$ 5,750
	TOTAL RIGHTS/WARRANTS
	(Cost $234,627)	$ 5,750

The accompanying notes are an integral part of these financial statements.
76 Pioneer Strategic Income Fund | Annual Report | 9/30/20

Number of				Strike	Expiration
Contracts	Description	Counterparty	Amount	Price	Date	Value
OVER THE COUNTER (OTC) CALL OPTIONS
PURCHASED — 0.0%
209,523^(q)	Desarrolladora	Bank of	MXN —	0.01(r)	10/23/22	$ —
	Homex	New York
	SAB de CV	Mellon Corp.
209,523^(s)	Desarrolladora	Bank of	MXN —	0.01(r)	10/23/22	$ —
	Homex	New York
	SAB de CV	Mellon Corp.
$ —
TOTAL OVER THE COUNTER (OTC) CALL OPTIONS
PURCHASED
	(Premiums paid $—)					$ —
OVER THE COUNTER (OTC) CURRENCY PUT
OPTIONS PURCHASED — 0.0%†
36,590,000	Put EUR	Bank of	USD569,914	USD1.11	3/8/21	$ 113,429
	Call USD	America NA
18,995,500	Put EUR	Bank of	EUR314,365	EUR1.11	6/4/21	115,657
	Call USD	America NA
37,900,000	Put EUR	Goldman	EUR305,260	EUR1.13	12/18/20	100,147
	Call USD	Sachs
International
44,170,000	Put USD	JPMorgan	USD462,107	USD101.10	2/3/21	288,828
	Call JPY	Chase
Bank NA
$ 618,061
TOTAL OVER THE COUNTER (OTC) CURRENCY PUT
OPTIONS PURCHASED
	(Premiums paid $1,651,645)					$ 618,061
TOTAL OPTIONS PURCHASED
	(Premiums paid $1,651,645)					$ 618,061
TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS — 100.8%
	(Cost $4,385,938,525)					$4,430,774,952

The accompanying notes are an integral part of these financial statements.
Pioneer Strategic Income Fund | Annual Report | 9/30/20 77

Schedule of Investments | 9/30/20 (continued)

Number of				Strike	Expiration
Contracts	Description	Counterparty	Amount	Price	Date	Value
OVER THE COUNTER (OTC) CURRENCY CALL
OPTIONS WRITTEN — (0.0)%†
(36,590,000)	Call EUR	Bank of	USD569,914	USD1.20	3/8/21	$ (402,087)
	Put USD	America NA
(18,995,500)	Call EUR	Bank of	EUR314,365	EUR1.17	6/4/21	(567,692)
	Put USD	America NA
(37,900,000)	Call EUR	Goldman	EUR305,260	EUR1.20	12/18/20	(318,206)
	Put USD	Sachs
International
(44,170,000)	Call USD	JPMorgan	USD462,107	USD107.94	2/3/21	(290,639)
	Put JPY	Chase
Bank NA
$ (1,578,624)
TOTAL OVER THE COUNTER (OTC) CURRENCY CALL
OPTIONS WRITTEN
	(Premiums received $(1,651,645))					$ (1,578,624)
	OTHER ASSETS AND LIABILITIES — (0.8)%					$ (29,236,480)
	NET ASSETS — 100.0%					$4,399,959,848

bps	Basis Points.
BADLARPP	Argentine Deposit Rate Badlar Private Banks 30-35 Days.
CMT	Constant Maturity Treasury Index.
EURIBOR	Euro Interbank Offered Rate.
FREMF	Freddie Mac Multifamily Fixed-Rate Mortgage Loans.
FRESB	Freddie Mac Multifamily SB Certificates.
LIBOR	London Interbank Offered Rate.
REIT	Real Estate Investment Trust.
REMICS	Real Estate Mortgage Investment Conduits.
SOFRRATE	Secured Overnight Financing Rate.
(144A)
Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At September 30, 2020, the value of these securities amounted to $2,262,890,238, or 51.5% of net assets.

(TBA)	“To Be Announced” Securities.
†	Amount rounds to less than 0.1%.
*
Senior secured floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR, (ii) the prime rate offered by one or more major United States banks, (iii) the rate of a certificate of deposit or (iv) other base lending rates used by commercial lenders. The interest rate shown is the rate accruing at September 30, 2020.

+	Security that used significant unobservable inputs to determine its value.
^	Security is valued using fair value methods (other than supplied by independent pricing services).

The accompanying notes are an integral part of these financial statements.
78 Pioneer Strategic Income Fund | Annual Report | 9/30/20

(a)	Non-income producing security.
(b)	Security is perpetual in nature and has no stated maturity date.
(c)	Floating rate note. Coupon rate, reference index and spread shown at September 30, 2020.
(d)	The interest rate is subject to change periodically. The interest rate and/or reference index and spread shown at September 30, 2020.
(e)	Debt obligation initially issued at one coupon which converts to a higher coupon at a specific date. The rate shown is the rate at September 30, 2020.
(f)	Security represents the interest-only portion payments on a pool of underlying mortgages or mortgage-backed securities.
(g)	Payment-in-kind (PIK) security which may pay interest in the form of additional principal amount.
(h)	Security issued with a zero coupon. Income is recognized through accretion of discount.
(i)	Issued as participation notes.
(j)	Issued as preference shares.
(k)	Consists of Revenue Bonds unless otherwise indicated.
(l)	Security is in default.
(m)	Represents a General Obligation Bond.
(n)	Security is pledged as collateral for derivative contracts.
(o)	ANR, Inc. warrants are exercisable into 1,880,020 shares.
(p)	Contura Energy, Inc. warrants are exercisable into 365 shares.
(q)	Option does not become effective until underlying company’s outstanding common shares reach a market capitalization of MXN 12.5 billion.
(r)	Strike price is 1 Mexican Peso (MXN).
(s)	Option does not become effective until underlying company’s outstanding common shares reach a market capitalization of MXN 15.5 billion.
#	Securities are restricted as to resale.

Restricted Securities	Acquisition date	Cost	Value
Acorn Re	7/3/2018	$998,560	$1,000,500
Adare Re 2020	12/30/2019	2,009,000	2,085,340
Ailsa Re 2019	6/4/2019	2,000,000	2,049,800
Alturas Re 2019-1	12/20/2018	2,201	10,806
Alturas Re 2019-2	12/19/2018	33,410	178,286
Alturas Re 2020-1B	1/1/2020	550,000	466,345
Alturas Re 2020-2	12/23/2019	3,000,000	3,327,000
Alturas Re 2020-3	7/1/2020	250,000	261,075
Ballybunion Re	12/31/2019	6,016,157	6,112,200
Bantry Re 2016	2/6/2019	322,400	322,400
Bantry Re 2017	2/6/2019	708,369	708,300
Bantry Re 2018	2/6/2019	28,446	28,500
Bantry Re 2019	2/1/2019	—	135,855
Bantry Re 2020	2/4/2020	3,821,406	4,081,483
Berwick Re 2017-1	1/5/2017	119,551	119,325
Berwick Re 2018-1	1/10/2018	2,652,765	1,694,573
Berwick Re 2019-1	12/31/2018	1,188,696	1,188,780
Berwick Re 2020-1	9/24/2020	2,000,000	2,145,649
Blue Lotus Re	12/20/2017	—	76,475
Carnoustie Re 2017	1/5/2017	2,422,271	1,342,779
Carnoustie Re 2019	12/31/2018	—	1,900
Carnoustie Re 2020	7/16/2020	1,750,000	1,880,095
Castle Stuart Re 2018	12/20/2017	927,322	488,842

The accompanying notes are an integral part of these financial statements.
Pioneer Strategic Income Fund | Annual Report | 9/30/20 79

Schedule of Investments | 9/30/20 (continued)

Restricted Securities	Acquisition date	Cost	Value
Cedar Re 2020	7/31/2020	$2,147,396	$2,219,872
Denning Re 2019	7/30/2019	2,488,328	2,606,552
Dingle Re 2019	3/4/2019	547,135	612,315
Dingle Re 2020	2/13/2020	512,325	558,296
Eden Re II	12/15/2017	9,263	100,732
Eden Re II	1/23/2018	5,374	145,460
Eden Re II	1/22/2019	73,625	614,938
Eden Re II	12/23/2019	7,000,000	7,770,000
Formby Re 2018	7/9/2018	259,087	309,603
Galilei Re	1/4/2017	2,000,000	2,001,000
Gleneagles Re 2016	1/14/2016	—	202,800
Gleneagles Re 2018	12/27/2017	120,409	177,450
Gleneagles Re 2019	12/31/2018	—	25,849
Gleneagles Re 2020	6/24/2020	1,270,798	1,355,306
Gullane Re 2018	3/26/2018	2,609,176	2,802,902
Harambee Re 2018	12/19/2017	234,142	33,600
Harambee Re 2019	12/20/2018	—	57,500
Harambee Re 2020	2/27/2020	3,000,000	3,183,900
Hypatia	7/10/2020	1,000,000	1,046,500
International Bank for Reconstruction &
Development	2/28/2020	250,000	249,725
International Bank for Reconstruction &
Development	2/2/2018	1,550,000	1,543,490
International Bank for Reconstruction &
Development	2/2/2018	1,950,000	1,942,200
Isosceles Re 2020	6/8/2020	1,949,563	1,989,800
Leven Re 2020	1/29/2020	1,926,200	2,014,328
Limestone Re 2016-1	12/15/2016	7,096	249
Limestone Re 2016-1	12/15/2016	990	35
Limestone Re 2018	6/20/2018	7,000	239,236
Limestone Re 2019-2	6/20/2018	140,000	244,160
Limestone Re 2019-B	12/15/2016	11,622	42,884
Limestone Re 2020-1	12/27/2019	1,020,000	1,050,804
Limestone Re 2020-1B	12/15/2016	480,000	494,496
Limestone Re 2020-2	6/20/2018	1,110,000	1,127,871
Lion II Re	6/21/2017	1,671,525	1,744,693
Lion Rock Re 2019	12/17/2018	—	39,100
Lion Rock Re 2020	3/27/2020	500,000	555,500
Liphook Re 2020	7/14/2020	930,606	994,195
Longpoint Re III	5/17/2018	2,600,000	2,600,260
Lorenz Re 2018	6/26/2018	1,609,697	164,400
Lorenz Re 2019	7/10/2019	827,959	246,125
Lorenz Re 2020	8/11/2020	1,282,713	1,365,961
Lorenz Re 2020	8/12/2020	1,717,287	1,828,739
Matterhorn Re	4/30/2020	242,422	243,125
Matterhorn Re	4/30/2020	250,000	254,875
Matterhorn Re	6/25/2020	1,106,707	1,131,500
Matterhorn Re	6/25/2020	1,250,000	1,267,500
Merion Re 2018-2	12/28/2017	8,500,000	9,158,750
Mona Lisa Re	12/30/2019	500,000	508,250
Oakmont Re 2017	5/10/2017	—	36,750
Oakmont Re 2019	5/21/2019	1,105,182	1,315,393
Old Head Re 2020	1/8/2020	531,409	665,850
Pangaea Re 2016-2	5/31/2016	—	10,967
Pangaea Re 2018-1	12/26/2017	679,284	100,009
Pangaea Re 2018-3	5/31/2018	1,710,114	147,278
Pangaea Re 2019-1	1/9/2019	40,855	81,087

The accompanying notes are an integral part of these financial statements.
80 Pioneer Strategic Income Fund | Annual Report | 9/30/20

Restricted Securities	Acquisition date	Cost	Value
Pangaea Re 2019-3	7/25/2019	$156,622	$187,794
Pangaea Re 2020-1	1/21/2020	3,850,570	4,156,067
Pangaea Re 2020-3	9/15/2020	3,500,000	3,618,206
Port Royal Re 2019	5/20/2019	1,058,754	1,162,983
Portrush Re 2017	6/12/2017	1,687,366	1,403,820
Residential Reinsurance 2016	6/12/2020	973,434	1,001,900
Residential Reinsurance 2016	11/3/2016	3,000,000	3,000,600
Resilience Re	4/13/2017	14,702	450
Sanders Re	6/12/2020	240,308	246,600
Sanders Re II	5/20/2020	250,000	254,900
Sector Re V	5/1/2019	3,608	95,306
Sector Re V	4/23/2019	360,000	151,677
Sector Re V	12/14/2018	301,611	186,799
Sector Re V	4/29/2020	540,000	582,152
Sector Re V	12/4/2018	983,649	600,939
Sector Re V	4/24/2020	710,000	765,422
Sector Re V	12/4/2019	1,500,000	1,576,876
Sector Re V	1/1/2020	1,559,969	1,639,919
Sector Re V	4/29/2020	1,696,451	1,777,356
Seminole Re 2018	1/2/2018	11,475	25,252
St. Andrews Re 2017-1	1/5/2017	396,667	396,969
St. Andrews Re 2017-4	3/31/2017	—	256,526
Sussex Re 2020-1	1/21/2020	3,609,700	3,833,502
Thaxted Park Re 2020	5/27/2020	3,404,695	3,513,051
Thopas Re 2018	12/12/2017	160,148	—
Thopas Re 2019	12/21/2018	511,492	447,600
Thopas Re 2020	12/30/2019	4,000,000	4,287,200
Ursa Re	11/20/2019	1,800,000	1,798,920
Versutus Re 2017	1/5/2017	380,886	—
Versutus Re 2018	1/31/2018	101,888	57,000
Versutus Re 2019-A	1/28/2019	—	118,350
Versutus Re 2019-B	12/24/2018	—	38,100
Viribus Re 2018	12/22/2017	165,421	45,500
Viribus Re 2019	12/27/2018	—	146,365
Viribus Re 2020	3/12/2020	4,139,570	4,111,007
Vita Capital VI	2/12/2020	749,139	637,500
Vitality Re VIII	2/13/2020	499,210	497,000
Vitality Re X	2/3/2020	1,498,544	1,491,750
Vitality Re XI	1/31/2020	496,428	496,000
Walton Health Re 2018	6/25/2018	499,073	289,093
Walton Health Re 2019	7/18/2019	233,724	300,728
White Heron Re 2020	7/21/2020	1,418,565	1,479,999
Windmill II Re	6/17/2020	280,450	291,866
Woburn Re 2018	3/20/2018	680,474	168,255
Woburn Re 2019	1/30/2019	1,083,898	1,206,006
Total Restricted Securities			$139,273,773
% of Net assets			3.2%

The accompanying notes are an integral part of these financial statements.
Pioneer Strategic Income Fund | Annual Report | 9/30/20 81

Schedule of Investments | 9/30/20 (continued)
FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

						Unrealized
Currency	In	Currency			Settlement	Appreciation
Purchased	Exchange for	Sold	Deliver	Counterparty	Date	(Depreciation)
NOK	207,511,411	EUR	(19,308,955)	Bank of	10/6/20	$(425,499)
				America NA
NOK	347,582,322	USD	(38,188,201)	Bank of	10/30/20	(997,719)
				America NA
SEK	550,489,630	USD	(63,100,093)	Bank of	10/29/20	(1,644,474)
				America NA
AUD	63,343,623	USD	(45,618,620)	Bank of	11/27/20	(245,742)
				New York
				Mellon Corp.
CZK	243,205,000	USD	(10,570,679)	Citibank NA	10/29/20	(38,825)
EUR	64,926,000	USD	(75,936,833)	Citibank NA	11/24/20	228,148
RUB	715,350,000	USD	(9,183,206)	Citibank NA	11/24/20	(37,367)
EGP	88,658,254	USD	(5,476,112)	Goldman Sachs	11/30/20	71,408
				International
KRW	26,325,549,644	USD	(22,178,222)	Goldman Sachs	12/8/20	421,370
				International
SGD	30,238,341	USD	(22,172,583)	Goldman Sachs	12/8/20	(25,177)
				International
USD	17,680,221	MXN	(393,369,277)	Goldman Sachs	10/29/20	(50,870)
				International
SEK	231,334,943	EUR	(22,357,462)	HSBC Bank	12/3/20	(397,188)
				USA NA
USD	3,626,084	EUR	(3,053,000)	HSBC Bank	10/26/20	46,755
				USA NA
EUR	8,500,000	USD	(10,029,646)	State Street	11/24/20	(58,258)
				Bank & Trust Co.
USD	1,450,823	EUR	(1,230,000)	State Street	10/26/20	8,774
				Bank & Trust Co.
USD	47,741,789	EUR	(40,304,000)	State Street	11/24/20	460,987
				Bank & Trust Co.
TOTAL FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS						$(2,683,677)

FUTURES CONTRACTS
FIXED INCOME INTEREST FUTURES CONTRACTS

Number of					Unrealized
Contracts		Expiration	Notional	Market	Appreciation
Long	Description	Date	Amount	Value	(Depreciation)
623	U.S. 2 Year	12/31/20	$137,602,414	$137,658,664	$56,250
	Note (CBT)
205	U.S. 10 Year	12/21/20	28,578,328	28,603,906	25,578
	Note (CBT)
894	U.S. Ultra	12/21/20	201,308,945	198,300,375	(3,008,570)
	Bond (CBT)
			$367,489,687	$364,562,945	$(2,926,742)

The accompanying notes are an integral part of these financial statements.
82 Pioneer Strategic Income Fund | Annual Report | 9/30/20

Number of					Unrealized
Contracts		Expiration	Notional	Market	Appreciation
Short	Description	Date	Amount	Value	(Depreciation)
1,563	Euro-Bobl	12/8/20	$247,512,065	$247,567,011	$(54,946)
589	Euro-Bund	12/8/20	120,030,974	120,451,990	(421,016)
2,397	U.S. 10 Year	12/21/20	383,883,266	383,332,734	550,532
	Ultra
1,230	U.S. Long	12/21/20	218,421,586	216,825,937	1,595,649
	Bond (CBT)
			$969,847,891	$968,177,672	$1,670,219
TOTAL FUTURES CONTRACTS			$(602,358,204)	$(603,614,727)	$(1,256,523)

SWAP CONTRACT
CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACT — SELL PROTECTION

			Annual
Notional	Reference	Pay/	Fixed	Expiration	Premiums	Unrealized	Market
Amount ($)(1)	Obligation/Index	Receive(2)	Rate	Date	(Received)	Appreciation	Value
173,815,600	Markit CDX North	Receive	5.00%	6/20/25	$(1,665,733)	$10,737,167	$9,071,434
	America High Yield
	Index Series 34
TOTAL CENTRALLY CLEARED CREDIT DEFAULT
SWAP CONTRACT – SELL PROTECTION					$(1,665,733)	$10,737,167	$9,071,434
TOTAL SWAP CONTRACT					$(1,665,733)	$10,737,167	$9,071,434

(1) The notional amount is the maximum amount that a seller of credit protection would be obligated to pay upon occurrence of a credit event.
(2) Receives quarterly.
Principal amounts are denominated in U.S. dollars (“USD”) unless otherwise noted.
ARS — Argentine Peso
AUD — Australian Dollar
CZK — Czech Koruna
EGP — Egyptian Pound
EUR — Euro
GHS — Ghanian Cedi
IDR — Indonesian Rupiah
KRW — Korean Won
KZT — Kazakhstan Tenge
MXN — Mexican Peso
NOK — Norwegian Krone
RUB — Russian Ruble
SEK — Swedish Krona
SGD — Singapore Dollar
UYU — Uruguayan Peso
Purchases and sales of securities (excluding temporary cash investments) for the year ended September 30, 2020 were as follows:

	Purchases	Sales
Long-Term U.S. Government Securities	$88,442,677	$514,952,663
Other Long-Term Securities	$2,894,830,558	$2,839,583,215

The accompanying notes are an integral part of these financial statements.
Pioneer Strategic Income Fund | Annual Report | 9/30/20 83

Schedule of Investments | 9/30/20 (continued)
The Fund is permitted to engage in purchase and sale transactions (“cross trades”) with certain funds and accounts for which Amundi Pioneer Asset Management, Inc. (the “Adviser”) serves as the Fund’s investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the year ended September 30, 2020, the Fund engaged in purchases of $3,277,481 and sales of $9,873,748 pursuant to these procedures, which resulted in a net realized gain/(loss) of $205,533.
At September 30, 2020, the net unrealized appreciation on investments based on cost for federal tax purposes of $4,397,667,652 was as follows:

Aggregate gross unrealized appreciation for all investments in which
there is an excess of value over tax cost	$230,065,721
Aggregate gross unrealized depreciation for all investments in which
there is an excess of tax cost over value	(193,405,811)
Net unrealized appreciation	$36,659,910

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels below.
Level 1 – quoted prices in active markets for identical securities.
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements —Note 1A.
Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments). See Notes to Financial Statements — Note 1A.
The following is a summary of the inputs used as of September 30, 2020, in valuing the Fund’s investments:

	Level 1	Level 2	Level 3	Total
Common Stocks
Oil, Gas & Consumable
Fuels	$3,241	$—	$286,964	$290,205
Paper & Forest Products	—	4,071	—	4,071
Specialty Retail	—	—	147,243	147,243
All Other Common
Stocks	145,444	—	—	145,444
Convertible Preferred
Stocks	61,977,770	—	—	61,977,770
Preferred Stock	—	3,575,000	—	3,575,000
Asset Backed Securities	—	514,426,059	—	514,426,059
Collateralized Mortgage
Obligations	—	540,417,431	—	540,417,431
Commercial Mortgage-
Backed Securities	—	257,247,796	—	257,247,796
Convertible Corporate
Bonds	—	32,534,964	—	32,534,964
Corporate Bonds	—	1,909,143,146	—	1,909,143,146
Foreign Government
Bonds	—	211,214,325	—	211,214,325
Insurance-Linked Securities
Event-Linked Bonds
Multiperil – Europe	—	—	1,744,693	1,744,693

The accompanying notes are an integral part of these financial statements.
84 Pioneer Strategic Income Fund | Annual Report | 9/30/20

	Level 1	Level 2	Level 3	Total
Collateralized
Reinsurance
Earthquakes – California	$—	$—	$2,085,340	$2,085,340
Multiperil – Massachusetts	—	—	2,606,552	2,606,552
Multiperil – U.S.	—	—	8,445,794	8,445,794
Multiperil – U.S. & Canada	—	—	2,014,328	2,014,328
Multiperil – U.S. Regional	—	—	2,049,800	2,049,800
Multiperil – Worldwide	—	—	4,241,872	4,241,872
Windstorm – Florida	—	—	3,933,295	3,933,295
Windstorm – North
Carolina	—	—	1,989,800	1,989,800
Windstorm – U.S.
Multistate	—	—	1,479,999	1,479,999
Windstorm – U.S. Regional	—	—	2,346,338	2,346,338
Industry Loss Warranties
Windstorm – U.S.	—	—	3,513,051	3,513,051
Reinsurance Sidecars
Multiperil – U.S.	—	—	5,108,521	5,108,521
Multiperil – Worldwide	—	—	74,208,429	74,208,429
All Other Insurance-Linked
Securities	—	23,505,961	—	23,505,961
Municipal Bonds	—	11,116,823	—	11,116,823
Senior Secured Floating
Rate Loan Interests	—	91,215,420	—	91,215,420
U.S. Government and
Agency Obligations	—	657,421,671	—	657,421,671
Rights/Warrants	—	5,750	—	5,750
Over The Counter (OTC)
Call Options Purchased	—	— *	—	— *
Over The Counter (OTC)
Currency Put
Options Purchased	—	618,061	—	618,061
Total Investments
in Securities	$62,126,455	$4,252,446,478	$116,202,019	$4,430,774,952
Other Financial Instruments
Over The Counter (OTC)
Currency Call
Option Written	$—	$(1,578,624)	$—	$(1,578,624)
Net unrealized depreciation
on forward foreign currency
exchange contracts	—	(2,683,677)	—	(2,683,677)
Net unrealized depreciation
on futures contracts	(1,256,523)	—	—	(1,256,523)
Swap contracts, at value	—	9,071,434	—	9,071,434
Total Other
Financial Instruments	$(1,256,523)	$4,809,133	$—	$3,552,610

* Securities valued at $0.
The accompanying notes are an integral part of these financial statements.
Pioneer Strategic Income Fund | Annual Report | 9/30/20 85

Schedule of Investments | 9/30/20 (continued)
The following is a reconciliation of assets valued using significant unobservable inputs (Level 3):

		Asset	Collateralized		Insurance-
	Common	Backed	Mortgage	Corporate	Linked
	Stocks	Securities	Obligations	Bonds	Securities	Total
Balance as of
9/30/19	$132,742	$12,507,500	$12,246,957	$9,340,892	$128,525,410	$162,753,501
Realized gain
(loss)(1)	—	—	(1,473,026)	76,325	(4,007,356)	(5,404,057)
Changed in
unrealized
appreciation
(depreciation)(2)	(1,118,754)	—	(4,287)	(5,816,195)	775,494	(6,163,742)
Accrued
discounts/
premiums	—	—	4,064	(76,317)	48,275	(23,978)
Purchases	—	—	—	—	74,655,042	74,655,042
Sales	(14,603)	—	(10,773,708)	(3,524,705)	(84,229,053)	(98,542,069)
Transfers in to
Level 3*	1,434,822	—	—	—	—	1,434,822
Transfers out of
Level 3*	—	(12,507,500)	—	—	—	(12,507,500)
Balance as
of 9/30/20	$434,207	$—	$—	$—	$115,767,812	$116,202,019

(1)	Realized gain (loss) on these securities is included in the realized gain (loss) from investments on the Statement of Operations.
(2)	Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) from investments on the Statement of Operations.
*
Transfers are calculated on the beginning of period values. During the year ended September 30, 2020 investments having aggregate value of $12,670,432 were transferred out of Level 3 to Level 2, as there were significant observable inputs available to determine their value. Security valued at $286,964 was transferred from Level 2 to Level 3, due to valuing the security using unobservable inputs. There were no other transfers between Levels 1, 2 and 3.

Net change in unrealized appreciation (depreciation) of Level 3 investments still held and considered
Level 3 at September 30, 2020:	$150,568

The accompanying notes are an integral part of these financial statements.
86 Pioneer Strategic Income Fund | Annual Report | 9/30/20

Statement of Assets and Liabilities | 9/30/20

ASSETS:
Investments in unaffiliated issuers, at value (cost $4,385,938,525)	$4,430,774,952
Cash	42,902,119
Foreign currencies, at value (cost $2,542,283)	2,160,993
Forwards collateral	520,000
Futures collateral	886,262
Swaps collateral	19,274,821
Due from broker for futures	11,411,894
Variation margin for futures contracts	875,636
Variation margin for centrally cleared swap contracts	246,951
Swap contracts, at value (net premiums received $(1,665,733))	9,071,434
Receivables —
Investment securities sold	53,962,118
Fund shares sold	12,802,889
Dividends	219,566
Interest	36,426,604
Other assets	61,052
Total assets	$4,621,597,291
LIABILITIES:
Payables —
Investment securities purchased	$188,104,247
Fund shares repurchased	14,879,414
Distributions	1,792,420
Trustees’ fees	1,365
Forwards collateral	300,000
Due to broker for swaps	8,784,273
Written options outstanding (net premiums received $(1,651,645))	1,578,624
Net unrealized depreciation on forward foreign currency exchange contracts	2,683,677
Net unrealized depreciation on futures contracts	1,256,523
Net unrealized depreciation on unfunded loan commitments	303
Reserve for repatriation taxes	366,031
Due to affiliates	410,042
Accrued expenses	1,480,524
Total liabilities	$221,637,443
NET ASSETS:
Paid-in capital	$4,378,991,016
Distributable earnings	20,968,832
Net assets	$4,399,959,848
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
Class A (based on $799,973,652/73,327,168 shares)	$10.91
Class C (based on $185,622,791/17,394,956 shares)	$10.67
Class K (based on $414,610,020/37,950,724 shares)	$10.92
Class R (based on $103,585,203/9,338,636 shares)	$11.09
Class Y (based on $2,896,168,182/265,564,649 shares)	$10.91
MAXIMUM OFFERING PRICE PER SHARE:
Class A (based on $10.91 net asset value per share/100%-4.50%
maximum sales charge)	$11.42

The accompanying notes are an integral part of these financial statements.
Pioneer Strategic Income Fund | Annual Report | 9/30/20 87

Statement of Operations
FOR THE YEAR ENDED 9/30/20

INVESTMENT INCOME:
Interest from unaffiliated issuers (net of foreign taxes
withheld $953,206)	$199,861,885
Dividends from unaffiliated issuers (net of foreign taxes
withheld $188,937)	7,806,549
Total investment income		$207,668,434
EXPENSES:
Management fees	$25,092,458
Administrative expense	1,072,059
Transfer agent fees
Class A	1,367,418
Class C	241,213
Class K	6,035
Class R	313,289
Class Y	3,214,338
Distribution fees
Class A	1,927,843
Class C	2,563,176
Class R	578,683
Shareowner communications expense	350,816
Custodian fees	376,725
Registration fees	167,490
Professional fees	248,268
Printing expense	99,822
Pricing fees	174,138
Trustees’ fees	254,211
Insurance expense	57,437
Miscellaneous	218,729
Total expenses		$38,324,148
Net investment income		$169,344,286
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments in unaffiliated issuers	$75,920,095
Written options	915,214
Forward foreign currency exchange contracts	8,015,596
Futures contracts	(31,790,548)
Swap contracts	(9,366,867)
Short sales	(13,191)
Other assets and liabilities denominated in foreign currencies	(2,413,503)	$41,266,796
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers (net of foreign capital
gains tax of $171,269)	$(95,201,501)
Written options	(775,647)
Forward foreign currency exchange contracts	173,642
Futures contracts	(5,345,773)
Swap contracts	10,820,264
Unfunded loan commitments	(303)
Other assets and liabilities denominated in
foreign currencies	(288,334)	$(90,617,652)
Net realized and unrealized gain (loss) on investments		$(49,350,856)
Net increase in net assets resulting from operations		$119,993,430

The accompanying notes are an integral part of these financial statements.
88 Pioneer Strategic Income Fund | Annual Report | 9/30/20

Statements of Changes in Net Assets

	Year	Year
	Ended	Ended
	9/30/20	9/30/19
FROM OPERATIONS:
Net investment income (loss)	$169,344,286	$166,979,288
Net realized gain (loss) on investments	41,266,796	(50,558,139)
Change in net unrealized appreciation (depreciation)
on investments	(90,617,652)	227,095,674
Net increase in net assets resulting from operations	$119,993,430	$343,516,823
DISTRIBUTIONS TO SHAREOWNERS:
Class A ($0.34 and $0.27 per share, respectively)	$(24,660,237)	$(20,253,203)
Class C ($0.27 and $0.20 per share, respectively)	(6,454,194)	(7,490,533)
Class K ($0.39 and $0.32 per share, respectively)	(14,676,179)	(11,407,975)
Class R ($0.31 and $0.24 per share, respectively)	(3,330,824)	(3,264,951)
Class Y ($0.38 and $0.30 per share, respectively)	(103,573,428)	(84,107,582)
Tax return of capital:
Class A ($— and $0.04 per share, respectively)	—	(3,162,606)
Class C ($— and $0.04 per share, respectively)	—	(1,528,015)
Class K ($— and $0.04 per share, respectively)	—	(1,550,579)
Class R ($— and $0.04 per share, respectively)	—	(551,165)
Class Y ($— and $0.04 per share, respectively)	—	(11,632,388)
Total distributions to shareowners	$(152,694,862)	$(144,948,997)
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sales of shares	$1,322,110,291	$1,106,273,755
Reinvestment of distributions	125,813,471	119,693,854
Cost of shares repurchased	(1,674,309,428)	(1,849,329,888)
Net decrease in net assets resulting from Fund
share transactions	$(226,385,666)	$(623,362,279)
Net decrease in net assets	$(259,087,098)	$(424,794,453)
NET ASSETS:
Beginning of year	$4,659,046,946	$5,083,841,399
End of year	$4,399,959,848	$4,659,046,946

The accompanying notes are an integral part of these financial statements.
Pioneer Strategic Income Fund | Annual Report | 9/30/20 89

Statements of Changes in Net Assets
(continued)

	Year Ended	Year Ended	Year Ended	Year Ended
	9/30/20	9/30/20	9/30/19	9/30/19
	Shares	Amount	Shares	Amount
Class A
Shares sold	17,894,552	$191,819,073	17,906,959	$190,183,260
Reinvestment of distributions	1,974,424	21,080,155	1,918,189	20,286,957
Less shares repurchased	(20,261,286)	(214,492,936)	(28,774,381)	(302,867,990)
Net decrease	(392,310)	$(1,593,708)	(8,949,233)	$(92,397,773)
Class C
Shares sold	1,954,802	$20,476,627	2,750,808	$28,316,524
Reinvestment of distributions	482,311	5,039,074	690,792	7,130,256
Less shares repurchased	(14,297,915)	(149,756,299)	(19,894,900)	(205,633,470)
Net decrease	(11,860,802)	$(124,240,598)	(16,453,300)	$(170,186,690)
Class K
Shares sold	15,342,569	$163,693,231	14,582,605	$153,604,827
Reinvestment of distributions	1,195,696	12,789,793	1,002,006	10,626,701
Less shares repurchased	(15,414,913)	(162,058,515)	(15,110,147)	(158,910,479)
Net increase	1,123,352	$14,424,509	474,464	$5,321,049
Class R
Shares sold	2,167,102	$23,612,372	2,119,524	$22,657,609
Reinvestment of distributions	297,936	3,235,307	329,066	3,535,303
Less shares repurchased	(4,970,929)	(53,871,495)	(6,465,890)	(69,000,186)
Net decrease	(2,505,891)	$(27,023,816)	(4,017,300)	$(42,807,274)
Class Y
Shares sold	86,449,522	$922,508,988	67,383,871	$711,511,535
Reinvestment of distributions	7,836,310	83,669,142	7,388,058	78,114,637
Less shares repurchased	(105,061,141)	(1,094,130,183)	(106,450,728)	(1,112,917,763)
Net decrease	(10,775,309)	$(87,952,053)	(31,678,799)	$(323,291,591)

The accompanying notes are an integral part of these financial statements.
90 Pioneer Strategic Income Fund | Annual Report | 9/30/20

Financial Highlights

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	9/30/20	9/30/19	9/30/18	9/30/17	9/30/16*
Class A
Net asset value, beginning of period	$10.89	$10.42	$10.82	$10.76	$10.36
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$0.38	$0.36	$0.35	$0.37	$0.40
Net realized and unrealized gain (loss) on investments	(0.02)	0.42	(0.42)	0.04	0.36
Net increase (decrease) from investment operations	$0.36	$0.78	$(0.07)	$0.41	$0.76
Distributions to shareowners:
Net investment income	$(0.34)	$(0.27)	$(0.31)	$(0.33)	$(0.36)
Tax return of capital	—	(0.04)	(0.02)	(0.02)	—
Total distributions	$(0.34)	$(0.31)	$(0.33)	$(0.35)	$(0.36)
Net increase (decrease) in net asset value	$0.02	$0.47	$(0.40)	$0.06	$0.40
Net asset value, end of period	$10.91	$10.89	$10.42	$10.82	$10.76
Total return (b)	3.44%	7.64%	(0.67)%	3.90%	7.50%
Ratio of net expenses to average net assets	1.06%	1.10%	1.03%	1.06%	1.04%
Ratio of net investment income (loss) to average net assets	3.59%	3.39%	3.28%	3.41%	3.80%
Portfolio turnover rate	69%	53%	44%	52%	43%
Net assets, end of period (in thousands)	$799,974	$803,174	$861,517	$1,038,090	$1,289,783

*     The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.
(a)   The per-share data presented above is based on the average shares outstanding for the period presented.
(b)   Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
The accompanying notes are an integral part of these financial statements.
Pioneer Strategic Income Fund | Annual Report | 9/30/20 91

Financial Highlights (continued)

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	9/30/20	9/30/19	9/30/18	9/30/17	9/30/16*
Class C
Net asset value, beginning of period	$10.66	$10.20	$10.59	$10.53	$10.13
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$0.30	$0.28	$0.27	$0.29	$0.32
Net realized and unrealized gain (loss) on investments	(0.02)	0.42	(0.41)	0.04	0.36
Net increase (decrease) from investment operations	$0.28	$0.70	$(0.14)	$0.33	$0.68
Distributions to shareowners:
Net investment income	$(0.27)	$(0.20)	$(0.23)	$(0.25)	$(0.28)
Tax return of capital	—	(0.04)	(0.02)	(0.02)	—
Total distributions	$(0.27)	$(0.24)	$(0.25)	$(0.27)	$(0.28)
Net increase (decrease) in net asset value	$0.01	$0.46	$(0.39)	$0.06	$0.40
Net asset value, end of period	$10.67	$10.66	$10.20	$10.59	$10.53
Total return (b)	2.67%	6.96%	(1.30)%	3.23%	6.88%
Ratio of net expenses to average net assets	1.73%	1.74%	1.69%	1.72%	1.72%
Ratio of net investment income (loss) to average net assets	2.89%	2.75%	2.62%	2.75%	3.12%
Portfolio turnover rate	69%	53%	44%	52%	43%
Net assets, end of period (in thousands)	$185,623	$311,801	$466,033	$697,820	$913,048

*     The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.
(a)   The per-share data presented above is based on the average shares outstanding for the period presented.
(b)   Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
The accompanying notes are an integral part of these financial statements.
92 Pioneer Strategic Income Fund | Annual Report | 9/30/20

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	9/30/20	9/30/19	9/30/18	9/30/17	9/30/16*
Class K
Net asset value, beginning of period	$10.92	$10.44	$10.84	$10.78	$10.38
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$0.43	$0.41	$0.39	$0.41	$0.44
Net realized and unrealized gain (loss) on investments	(0.04)	0.43	(0.41)	0.05	0.37
Net increase (decrease) from investment operations	$0.39	$0.84	$(0.02)	$0.46	$0.81
Distributions to shareowners:
Net investment income	$(0.39)	$(0.32)	$(0.36)	$(0.38)	$(0.41)
Tax return of capital	—	(0.04)	(0.02)	(0.02)	—
Total distributions	$(0.39)	$(0.36)	$(0.38)	$(0.40)	$(0.41)
Net increase (decrease) in net asset value	$—	$0.48	$(0.40)	$0.06	$0.40
Net asset value, end of period	$10.92	$10.92	$10.44	$10.84	$10.78
Total return (b)	3.73%	8.19%	(0.23)%	4.36%	7.96%
Ratio of net expenses to average net assets	0.62%	0.63%	0.62%	0.62%	0.62%
Ratio of net investment income (loss) to average net assets	4.02%	3.86%	3.70%	3.83%	4.20%
Portfolio turnover rate	69%	53%	44%	52%	43%
Net assets, end of period (in thousands)	$414,610	$402,042	$379,474	$400,888	$267,495

*     The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.
(a)   The per-share data presented above is based on the average shares outstanding for the period presented.
(b)   Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
The accompanying notes are an integral part of these financial statements.
Pioneer Strategic Income Fund | Annual Report | 9/30/20 93

Financial Highlights (continued)

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	9/30/20	9/30/19	9/30/18	9/30/17	9/30/16*
Class R
Net asset value, beginning of period	$11.08	$10.59	$11.00	$10.93	$10.52
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$0.35	$0.33	$0.32	$0.33	$0.37
Net realized and unrealized gain (loss) on investments	(0.03)	0.44	(0.43)	0.05	0.37
Net increase (decrease) from investment operations	$0.32	$0.77	$(0.11)	$0.38	$0.74
Distributions to shareowners:
Net investment income	$(0.31)	$(0.24)	$(0.28)	$(0.29)	$(0.33)
Tax return of capital	—	(0.04)	(0.02)	(0.02)	—
Total distributions	$(0.31)	$(0.28)	$(0.30)	$(0.31)	$(0.33)
Net increase (decrease) in net asset value	$0.01	$0.49	$(0.41)	$0.07	$0.41
Net asset value, end of period	$11.09	$11.08	$10.59	$11.00	$10.93
Total return (b)	3.03%	7.43%	(1.02)%	3.57%	7.17%
Ratio of net expenses to average net assets	1.40%	1.39%	1.34%	1.41%	1.35%
Ratio of net investment income (loss) to average net assets	3.23%	3.10%	2.97%	3.05%	3.49%
Portfolio turnover rate	69%	53%	44%	52%	43%
Net assets, end of period (in thousands)	$103,585	$131,214	$168,043	$223,372	$232,545

*     The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.
(a)   The per-share data presented above is based on the average shares outstanding for the period presented.
(b)   Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
The accompanying notes are an integral part of these financial statements.
94 Pioneer Strategic Income Fund | Annual Report | 9/30/20

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	9/30/20	9/30/19	9/30/18	9/30/17	9/30/16*
Class Y
Net asset value, beginning of period	$10.90	$10.42	$10.82	$10.76	$10.36
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$0.42	$0.40	$0.38	$0.40	$0.43
Net realized and unrealized gain (loss) on investments	(0.03)	0.42	(0.42)	0.05	0.36
Net increase (decrease) from investment operations	$0.39	$0.82	$(0.04)	$0.45	$0.79
Distributions to shareowners:
Net investment income	$(0.38)	$(0.30)	$(0.34)	$(0.37)	$(0.39)
Tax return of capital	—	(0.04)	(0.02)	(0.02)	—
Total distributions	$(0.38)	$(0.34)	$(0.36)	$(0.39)	$(0.39)
Net increase (decrease) in net asset value	$0.01	$0.48	$(0.40)	$0.06	$0.40
Net asset value, end of period	$10.91	$10.90	$10.42	$10.82	$10.76
Total return (b)	3.71%	8.09%	(0.34)%	4.23%	7.84%
Ratio of net expenses to average net assets	0.74%	0.73%	0.72%	0.74%	0.73%
Ratio of net investment income (loss) to average net assets	3.91%	3.75%	3.60%	3.72%	4.11%
Portfolio turnover rate	69%	53%	44%	52%	43%
Net assets, end of period (in thousands)	$2,896,168	$3,010,817	$3,208,774	$3,560,072	$3,512,802

*     The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.
(a)   The per-share data presented above is based on the average shares outstanding for the period presented.
(b)   Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
The accompanying notes are an integral part of these financial statements.
Pioneer Strategic Income Fund | Annual Report | 9/30/20 95

Notes to Financial Statements | 9/30/20
1. Organization and Significant Accounting Policies
Pioneer Strategic Income Fund (the “Fund”) is one of two portfolios comprising Pioneer Series Trust XIV, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to produce a high level of current income.
The Fund offers five classes of shares designated as Class A, Class C, Class K, Class R and Class Y shares. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareowner approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareowner’s voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class K and Class Y shares.
Amundi Pioneer Asset Management, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi USA, Inc., serves as the Fund’s investment adviser (the “Adviser”). Amundi Pioneer Distributor, Inc., an affiliate of Amundi Pioneer Asset Management, Inc., serves as the Fund’s distributor (the “Distributor”).
During March 2017, the Financial Accounting Standards Board (FASB) issued an Accounting Standard Update, ASU 2017-08, Receivables-Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”), which shortens the amortization period for purchased non-contingently callable debt securities held at a premium. ASU 2017-08 specifies that the premium amortization period ends at the earliest call date, for certain purchased non-contingently callable debt securities. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. The
96 Pioneer Strategic Income Fund | Annual Report | 9/30/20

Fund has adopted ASU 2017-08 as of January 1, 2019. The implementation of ASU 2017-08 did not have a material impact on the Fund’s financial statements.
The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. GAAP. U.S. GAAP requires the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:
A.   Security Valuation
The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (“NYSE”) is open, as of the close of regular trading on the NYSE.
Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.
Loan interests are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent third party pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited.
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Event-linked bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance-linked securities (including reinsurance sidecars, collateralized reinsurance and industry loss warranties) may be valued at the bid price obtained from an independent pricing service, or through a third party using a pricing matrix, insurance industry valuation models, or other fair value methods or techniques to provide an estimated value of the instrument.
Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.
The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund’s shares are determined as of such times. The Fund may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.
Options contracts are generally valued at the mean between the last bid and ask prices on the principal exchange where they are traded. Over-the-counter (“OTC”) options and options on swaps (“swaptions”) are valued using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument.
Forward foreign currency exchange contracts are valued daily using the foreign exchange rate or, for longer term forward contract positions, the spot currency rate and the forward points on a daily basis, in each case provided by a third party pricing service. Contracts whose forward settlement date falls between two quoted days are valued by interpolation.
Futures contracts are generally valued at the closing settlement price established by the exchange on which they are traded.
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Swap contracts, including interest rate swaps, caps and floors (other than centrally cleared swap contracts), are valued at the dealer quotations obtained from reputable International Swap Dealers Association members. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty.
Repurchase agreements are valued at par. Cash may include overnight time deposits at approved financial institutions.
Securities or loan interests for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Fund’s Board of Trustees. The Adviser’s fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser’s fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.
Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund’s net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund’s securities may differ significantly from exchange prices, and such differences could be material.
At September 30, 2020, five securities were valued using fair value methods (in addition to securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance pricing model) representing 0.01% of net assets. The value of these fair valued securities was $535,281.
B.   Investment Income and Transactions
Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence.
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Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.
Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.
Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on purchase prices of debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.
Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.
C.   Foreign Currency Translation
The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.
Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency exchange contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.
D.   Federal Income Taxes
It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of September 30, 2020, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.
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The Fund does not consider the effect of foreign currency gain/loss when calculating its monthly distribution due to its unpredictable nature over the course of a year and differing treatment for book and tax purposes. As a result, the Fund may report a distribution in excess of its earnings and profits or a tax return of capital at its fiscal year end.
In determining the daily net asset value, the Fund estimates the reserve for the repatriation of taxes, if any, associated with its investments in certain countries. The estimated reserve for capital gains is based on the net unrealized appreciation on certain portfolio securities, the holding period of such securities and the related tax rates, tax loss carryforwards (if applicable) and other such factors. As of September 30, 2020, the Fund had accrued $366,031 in reserve for repatriation taxes related to capital gains.
The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.
At September 30, 2020, the Fund reclassified $1,474,392 to increase distributable earnings and $1,474,392 to decrease paid-in capital to reflect permanent book/tax differences. These adjustments have no impact on net assets or the results of operations.
At September 30, 2020, the Fund was permitted to carry forward indefinitely $20,622,205 of short-term losses and $6,923,722 of long-term losses.
During the year ended September 30, 2020, a capital loss carryforward of $30,470,859 was utilized to offset net realized gains by the Fund.
The tax character of distributions paid during the years ended September 30, 2020 and September 30, 2019, were as follows:

	2020	2019
Distributions paid from:
Ordinary income	$152,694,862	$126,524,244
Tax return of capital	—	18,424,753
Total	$152,694,862	$144,948,997

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The following shows the components of distributable earnings (losses) on a federal income tax basis at September 30, 2020:

2020
Distributable earnings:
Current year dividend payable	$(1,792,429)
Capital loss carryforward	(27,545,927)
Undistributed ordinary income	14,354,034
Net unrealized appreciation	35,953,154
Total	$20,968,832

The difference between book-basis and tax-basis net unrealized appreciation is attributable to the tax deferral of losses on wash sales, adjustments relating to event-linked bonds and credit default swaps, the mark to market on forward foreign currency exchange contracts, futures contracts, credit default swaps, interest on defaulted bonds.
E.    Fund Shares
The Fund records sales and repurchases of its shares as of trade date. The Distributor earned $$45,377 in underwriting commissions on the sale of Class A shares during the year ended September 30, 2020.
F.    Class Allocations
Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.
Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class C and Class R shares of the Fund, respectively (see Note 4). Class K and Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund’s transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).
The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C, Class K, Class R and Class Y shares can reflect different transfer agent and distribution expense rates.
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G.   Risks
The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, the spread of infectious illness or other public health issues, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. A general rise in interest rates could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from the Fund.
At times, the Fund’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund’s investments in foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions and the imposition of adverse governmental laws or currency exchange restrictions.
The Fund invests in below-investment-grade (high-yield) debt securities and preferred stocks. Some of these high-yield securities may be convertible into equity securities of the issuer. Debt securities rated below-investment-grade are commonly referred to as “junk bonds” and are considered speculative. These securities involve greater risk of loss, are subject to greater price volatility, and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities.
The fund’s investments, payment obligations and financing terms may be based on floating rates, such as LIBOR (London Interbank Offered Rate). Plans are underway to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on the fund, issuers of instruments in which the fund invests, and financial markets generally.
With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Fund’s Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans
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and systems, including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as Brown Brothers Harriman & Co., the Fund’s custodian and accounting agent, and DST Asset Manager Solutions, Inc., the Fund’s transfer agent. In addition, many beneficial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Fund nor Amundi exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at Amundi or the Fund’s service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of Fund shareowners to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.
COVID-19
The respiratory illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the Fund’s investments. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The impact of these measures, and whether they will be effective to mitigate the
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economic and market disruption, will not be known for some time. The consequences of high public debt, including its future impact on the economy and securities markets, likewise may not be known for some time.
The Fund’s prospectus contains unaudited information regarding the Fund’s principal risks. Please refer to that document when considering the Fund’s principal risks.
H.   Insurance-Linked Securities (“ILS”)
The Fund invests in ILS. The Fund could lose a portion or all of the principal it has invested in an ILS, and the right to additional interest or dividend payments with respect to the security, upon the occurrence of one or more trigger events, as defined within the terms of an insurance-linked security. Trigger events, generally, are hurricanes, earthquakes, or other natural events of a specific size or magnitude that occur in a designated geographic region during a specified time period, and/or that involve losses or other metrics that exceed a specific amount. There is no way to accurately predict whether a trigger event will occur, and accordingly, ILS carry significant risk. The Fund is entitled to receive principal, and interest and/or dividend payments so long as no trigger event occurs of the description and magnitude specified by the instrument. In addition to the specified trigger events, ILS may expose the Fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.
The Fund’s investments in ILS may include event-linked bonds. ILS also may include special purpose vehicles (“SPVs”) or similar instruments structured to comprise a portion of a reinsurer’s catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to specific risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Structured reinsurance investments also may include industry loss warranties (“ILWs”). A traditional ILW takes the form of a bilateral reinsurance contract, but there are also products that take the form of derivatives, collateralized structures, or exchange-traded instruments.
Where the ILS are based on the performance of underlying reinsurance contracts, the Fund has limited transparency into the individual underlying contracts, and therefore must rely upon the risk assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for the Adviser to fully evaluate the underlying risk profile of the Fund’s structured reinsurance investments, and therefore the Fund’s assets are placed at greater risk of loss than if the Adviser had more complete
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information. Structured reinsurance instruments generally will be considered illiquid securities by the Fund. These securities may be difficult to purchase, sell or unwind. Illiquid securities also may be difficult to value. If the Fund is forced to sell an illiquid asset, the Fund may be forced to sell at a loss.
I.     Repurchase Agreements
Repurchase agreements are arrangements under which the Fund purchases securities from a broker-dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the Fund at a later date, and at a specific price, which is typically higher than the purchase price paid by the Fund. The securities purchased serve as the Fund’s collateral for the obligation of the counterparty to repurchase the securities. The value of the collateral, including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund’s custodian or a sub-custodian of the Fund. The Adviser is responsible for determining that the value of the collateral remains at least equal to the repurchase price. In the event of a default by the counterparty, the Fund is entitled to sell the securities, but the Fund may not be able to sell them for the price at which they were purchased, thus causing a loss to the Fund. Additionally, if the counterparty becomes insolvent, there is some risk that the Fund will not have a right to the securities, or the immediate right to sell the securities.
As of and for the year ended September 30, 2020, the Fund had no open repurchase agreements.
J.    Purchased Options
The Fund may purchase put and call options to seek to increase total return. Purchased call and put options entitle the Fund to buy and sell a specified number of shares or units of a particular security, currency or index at a specified price at a specific date or within a specific period of time. Upon the purchase of a call or put option, the premium paid by the Fund is included on the Statement of Assets and Liabilities as an investment. All premiums are marked-to-market daily, and any unrealized appreciation or depreciation is recorded on the Fund’s Statement of Operations. As the purchaser of an index option, the Fund has the right to receive a cash payment equal to any depreciation in the value of the index below the strike price of the option (in the case of a put) or equal to any appreciation in the value of the index over the strike price of the option (in the case of a call) as of the valuation date of the option. Premiums paid for purchased call and put options which have expired are treated as realized losses on investments on the Statement of Operations. Upon the exercise or
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closing of a purchased put option, the premium is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments. Upon the exercise or closing of a purchased call option, the premium is added to the cost of the security or financial instrument. The risk associated with purchasing options is limited to the premium originally paid.
The average market value of purchased options contracts open during the year ended September 30, 2020, was $747,501. Open purchased options at September 30, 2020, are listed in the Schedule of Investments.
K.   Option Writing
The Fund may write put and covered call options to seek to increase total return. When an option is written, the Fund receives a premium and becomes obligated to purchase or sell the underlying security at a fixed price, upon the exercise of the option. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as “Written options outstanding” on the Statement of Assets and Liabilities and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments on the Statement of Operations. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain on the Statement of Operations, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss on the Statement of Operations. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.
The average market value of written options for the year ended September 30, 2020, was $(590,043). Open written options contracts at September 30, 2020, are listed in the Schedule of Investments.
L.    Forward Foreign Currency Exchange Contracts
The Fund may enter into forward foreign currency exchange contracts (“contracts”) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked-to-market daily at the applicable exchange rates, and any resulting unrealized appreciation or depreciation is recorded in the Fund’s financial statements. The Fund records realized gains and losses at the time a contract is offset by entry into a closing transaction or extinguished by delivery of the currency.
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Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 7).
During the year ended September 30, 2020, the Fund had entered into various forward foreign currency exchange contracts that obligated the Fund to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency exchange contract, the Fund may close out such contract by entering into an offsetting contract. The amount of cash deposited with the broker as collateral at September 30, 2020, is recorded as “Forwards collateral” on the Statement of Assets and Liabilities.
The average market value of forward foreign currency exchange contracts open during the year ended September 30, 2020, was $200,378,379. Open forward foreign currency exchange contracts outstanding at September 30, 2020, are listed in the Schedule of Investments.
M.   Futures Contracts
The Fund may enter into futures transactions in order to attempt to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Fund are traded on a futures exchange. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum “initial margin” requirements of the associated futures exchange. The amount of cash deposited with the broker as collateral at September 30, 2020, is recorded as “Futures collateral” on the Statement of Assets and Liabilities.
Subsequent payments for futures contracts (“variation margin”) are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized appreciation or depreciation. Cash received from or paid to the broker related to previous margin movement is held in a segregated account at the broker and is recorded as either “Due from broker for futures” or “Due to broker for futures” on the Statement of Assets and Liabilities. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract as well as any fluctuation in foreign currency exchange rates where applicable. Futures contracts are subject to market risk, interest rate risk and currency exchange rate risk. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. With futures, there is reduced
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counterparty credit risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.
The average market value of futures contracts open during the year ended September 30, 2020, was $(870,298,187). Open futures contracts outstanding at September 30, 2020, are listed in the Schedule of Investments.
N.   Credit Default Swap Contracts
A credit default swap is a contract between a buyer of protection and a seller of protection against a pre-defined credit event or an underlying reference obligation, which may be a single security or a basket or index of securities. The Fund may buy or sell credit default swap contracts to seek to increase the Fund’s income, or to attempt to hedge the risk of default on portfolio securities. A credit default swap index is used to hedge risk or take a position on a basket of credit entities or indices.
As a seller of protection, the Fund would be required to pay the notional (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a U.S. or foreign corporate issuer of a debt obligation, which would likely result in a loss to the Fund. In return, the Fund would receive from the counterparty a periodic stream of payments during the term of the contract, provided that no event of default occurred. The maximum exposure of loss to the seller would be the notional value of the credit default swaps outstanding. If no default occurs, the Fund would keep the stream of payments and would have no payment obligation. The Fund may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Fund would function as the counterparty referenced above.
As a buyer of protection, the Fund makes an upfront or periodic payment to the protection seller in exchange for the right to receive a contingent payment. An upfront payment made by the Fund, as the protection buyer, is recorded within the “Swap contracts, at value” line item on the Statement of Assets and Liabilities. Periodic payments received or paid by the Fund are recorded as realized gains or losses on the Statement of Operations.
Credit default swap contracts are marked-to-market daily using valuations supplied by independent sources, and the change in value, if any, is recorded within the “Swap contracts, at value” line item on the Statement of Assets and Liabilities. Payments received or made as a result of a credit
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event or upon termination of the contract are recognized, net of the appropriate amount of the upfront payment, as realized gains or losses on the Statement of Operations.
Credit default swap contracts involving the sale of protection may involve greater risks than if the Fund had invested in the referenced debt instrument directly. Credit default swap contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a protection buyer and no credit event occurs, it will lose its investment. If the Fund is a protection seller and a credit event occurs, the value of the referenced debt instrument received by the Fund, together with the periodic payments received, may be less than the amount the Fund pays to the protection buyer, resulting in a loss to the Fund. In addition, obligations under sell protection credit default swaps may be partially offset by net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same reference obligation with the same counterparty.
Certain swap contracts that are cleared through a central clearinghouse are referred to as centrally cleared swaps. All payments made or received by the Fund are pursuant to a centrally cleared swap contract with the central clearing party rather than the original counterparty. Upon entering into a centrally cleared swap contract, the Fund is required to make an initial margin deposit, either in cash or in securities. The daily change in value on open centrally cleared contracts is recorded as “Variation margin for centrally cleared swap contracts” on the Statement of Assets and Liabilities. Cash received from or paid to the broker related to previous margin movement is held in a segregated account at the broker and is recorded as either “Due from broker for swaps” or “Due to broker for swaps” on the Statement of Assets and Liabilities. The amount of cash deposited with a broker as collateral at September 30, 2020, is recorded as “Swaps collateral” on the Statement of Assets and Liabilities.
The average market value of credit default swap contracts open during the year ended September 30, 2020, was $(2,978,682). Open credit default swap contracts at September 30, 2020, are listed in the Schedule of Investments.
2. Management Agreement
The Adviser manages the Fund’s portfolio. Management fees are calculated daily and paid monthly at the annual rate of 0.60% of the Fund’s average daily net assets up to $1 billion, 0.55% of the next $9 billion of the fund’s average daily net assets 0.50% of the fund’s average daily net assets over $10 billion. For the year ended September 30, 2020, the effective management fee was equivalent to 0.56% of the Fund’s average daily net assets.
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In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $342,748 in management fees, administrative costs and certain other reimbursements payable to the Adviser at September 30, 2020.
3. Transfer Agent
DST Asset Manager Solutions, Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund’s omnibus relationship contracts.
In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareowner communications activities such as proxy and statement mailings, and outgoing phone calls. For the year ended September 30, 2020, such out-of-pocket expenses by class of shares were as follows:

Shareowner Communications:
Class A	$101,120
Class C	34,967
Class K	9,329
Class R	5,354
Class Y	200,046
Total	$350,816

4. Distribution and Service Plans
The Fund has adopted a distribution plan (the “Plan”) pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class C and Class R shares. Pursuant to the Plan, the Fund pays the Distributor 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays the Distributor 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Pursuant to the Plan, the Fund further pays the Distributor 0.50% of the average daily net assets attributable to Class R
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shares for distribution services. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $67,294 in distribution fees payable to the Distributor at September 30, 2020.
The Fund also has adopted a separate service plan for Class R shares (the “Service Plan”). The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations that agree to provide certain services to retirement plans or plan participants holding shares of the Fund a service fee of up to 0.25% of the Fund’s average daily net assets attributable to Class R shares held by such plans.
In addition, redemptions of Class A and Class C shares may be subject to a contingent deferred sales charge (“CDSC”). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class K, Class R and Class Y shares. Proceeds from the CDSCs are paid to the Distributor. For the year ended September 30, 2020, CDSCs in the amount of $17,272 were paid to the Distributor.
5. Line of Credit Facility
The Fund, along with certain other funds in the Pioneer Family of Funds (the “Funds”), participates in a committed, unsecured revolving line of credit (“credit facility”). Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the credit facility or the limits set for borrowing by the Fund’s prospectus and the 1940 Act. Effective March 11, 2020, the Fund participates in a facility in the amount of $300 million. Prior to March 11, 2020, the Fund participated in a facility in the amount of $250 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate (“LIBOR”) plus a credit spread. The Fund also pays an annual commitment fee to participate in a credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the year ended September 30, 2020, the Fund had no borrowings under the credit facility.
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6. Master Netting Agreements
The Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs the trading of certain Over the Counter (“OTC”) derivatives and typically contains, among other things, close-out and set-off provisions which apply upon the occurrence of an event of default and/or a termination event as defined under the relevant ISDA Master Agreement. The ISDA Master Agreement may also give a party the right to terminate all transactions traded under such agreement if, among other things, there is deterioration in the credit quality of the other party.
Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close-out all transactions under such agreement and to net amounts owed under each transaction to determine one net amount payable by one party to the other. The right to close out and net payments across all transactions under the ISDA Master Agreement could result in a reduction of the Fund’s credit risk to its counterparty equal to any amounts payable by the Fund under the applicable transactions, if any. However, the Fund’s right to set-off may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which each specific ISDA Master Agreement of each counterparty is subject.
The collateral requirements for derivatives transactions under an ISDA Master Agreement are governed by a credit support annex to the ISDA Master Agreement. Collateral requirements are generally determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to threshold (a “minimum transfer amount”) before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Fund and/or counterparty is held in segregated accounts by the Fund’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. Cash that has been segregated to cover the Fund’s collateral obligations, if any, will be reported separately on the Statement of Assets and Liabilities as “Swaps collateral”. Securities pledged by the Fund as collateral, if any, are identified as such in the Schedule of Investments.
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Financial instruments subject to an enforceable master netting agreement, such as an ISDA Master Agreement, have been offset on the Statement of Assets and Liabilities. The following charts show gross assets and liabilities of the Fund as of September 30, 2020.

	Derivative
	Assets
	Subject to		Derivatives	Non-Cash	Cash	Net Amount
	Master Netting		Available	Collateral	Collateral	of Derivative
Counterparty	Agreement		for Offset	Received (a)	Received (a)	Assets (b)
Bank of America NA	$229,086		$(229,086)	$—	$—	$—
Bank of New York
Mellon Corp.	—	*	—	—	—	—
Citibank NA	228,148		(76,192)	—	—	151,956
Goldman Sachs
International	592,925		(394,253)	—	(198,672)	—
HSBC Bank NA	46,755		(46,755)	—	—	—
JPMorgan Chase
Bank NA	288,828		(288,828)	—	—	—
State Street
Bank & Trust Co.	469,761		(58,258)	—	—	411,503
Total	$1,855,503		$(1,093,372)	$—	$(198,672)	$563,459

	Derivative
	Liabilities
	Subject to	Derivatives	Non-Cash	Cash	Net Amount
	Master Netting	Available	Collateral	Collateral	of Derivative
Counterparty	Agreement	for Offset	Pledged (a)	Pledged (a)	Liabilities (c)
Bank of America NA	$4,037,471	$(229,086)	$—	$—	$3,808,385
Bank of New York
Mellon Corp.	245,742	— *	—	(245,742)	—
Citibank NA	76,192	(76,192)	—	—	—
Goldman Sachs
International	394,253	(394,253)	—	—	—
HSBC Bank NA	397,188	(46,755)	—	—	350,433
JPMorgan Chase
Bank NA	290,639	(288,828)	—	—	1,811
State Street
Bank & Trust Co.	58,258	(58,258)	—	—	—
Total	$5,499,743	$(1,093,372)	$—	$(245,742)	$4,160,629

*      Includes securities that are valued at $0.
(a)   The amount presented here may be less than the total amount of collateral received/pledged as the net amount of derivative assets and liabilities cannot be less than $0.
(b)   Represents the net amount due from the counterparty in the event of default.
(c)   Represents the net amount payable to the counterparty in the event of default.
114 Pioneer Strategic Income Fund | Annual Report | 9/30/20

7. Additional Disclosures about Derivative Instruments and Hedging Activities
The Fund’s use of derivatives may enhance or mitigate the Fund’s exposure to the following risks:
Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.
Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.
Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.
Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange rate risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.
Commodity risk relates to the risk that the value of a commodity or commodity index will fluctuate based on increases or decreases in the commodities market and factors specific to a particular industry or commodity.
The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at September 30, 2020, was as follows:

Statement of Assets and Liabilities
			Foreign
	Interest	Credit	Exchange	Equity		Commodity
	Rate Risk	Risk	Rate Risk	Risk		Risk
Assets:
Options purchased*	$—	$—	$618,061	$—	**	$—
Swap contracts, at value	—	9,071,434	—	—		—
Total Value	$—	$9,071,434	$618,061	$—	**	$—
Liabilities
Written options
outstanding	$—	$—	$1,578,624	$—		$—
Net unrealized
depreciation on
forward foreign
currency exchange
contracts	—	—	2,683,677	—		—
Net unrealized
depreciation on
futures contracts	1,256,523	—	—	—		—
Total Value	$1,256,523	$—	$4,262,301	$—		$—

*  Reflects the market value of purchased option contracts (see Note 1J.). These amounts are included in investments in unaffiliated issuers, at value, on the statement of assets and liabilities.
** Includes securities that are valued at $0.
Pioneer Strategic Income Fund | Annual Report | 9/30/20 115

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at September 30, 2020, was as follows:

Statement of Operations
			Foreign
	Interest	Credit	Exchange	Equity		Commodity
	Rate Risk	Risk	Rate Risk	Risk		Risk
Net realized gain (loss) on:
Options purchased*	$—	$—	$(915,214)	$—		$—
Written options	—	—	915,214	—		—
Forward foreign
currency exchange
contracts	—	—	8,015,596	—		—
Futures contracts	(31,790,548)	—	—	—		—
Swap contracts	—	(9,366,867)	—	—		—
Total Value	$(31,790,548)	$(9,366,867)	$8,015,596	$—		$—
Change in net unrealized
appreciation
(depreciation) on:
Options purchased**	$—	$—	$(1,787,909)	$—	***	$—
Written options	—	—	(775,647)	—		—
Forward foreign
currency exchange
contracts	—	—	173,642	—		—
Futures contracts	(5,345,773)	—	—	—		—
Swap contracts	—	10,820,264	—	—		—
Total Value	$(5,345,773)	$10,820,264	$(2,389,914)	$—	***	$—

*  Reflects the net realized gain (loss) on purchased option contracts (see Note 1J). These amounts are included in Net realized gain (loss) on investments in unaffiliated issuers, on the Statement of Operations.
** Reflects the change in net unrealized appreciation (depreciation) on purchased option contracts (see Note 1J.). These amounts are included in change in net unrealized appreciation (depreciation) on Investments in unaffiliated issuers, on the statements of operations.
*** Includes securities that are valued at $0.
8. Unfunded Loan Commitments
The Fund may enter into unfunded loan commitments. Unfunded loan commitments may be partially or wholly unfunded. During the contractual period, the Fund is obliged to provide funding to the borrower upon demand. A fee is earned by the Fund on the unfunded loan commitment and is recorded as interest income on the Statement of Operations. Unfunded loan commitments are fair valued in accordance with the valuation policy described in Footnote 1A and unrealized appreciation or depreciation, if any, is recorded on the Statement of Assets and Liabilities.
116 Pioneer Strategic Income Fund | Annual Report | 9/30/20

As of September 30, 2020, the Fund had the following unfunded loan commitment outstanding:

				Unrealized
Loan	Principal	Cost	Value	Depreciation
Grupo Aeromexico, Sociedad
Anonima Bursatil De Capital
Variable, Senior Secured Tranche 1	$1,518,333	$1,503,453	$1,503,150	$(303)
Total Value	$1,518,333	$1,503,453	$1,503,150	$(303)

9. Subsequent Event
On November 19, 2020, Amundi Pioneer Asset Management announced it will be rebranding the US business of Amundi as Amundi US effective January 1, 2021. The new brand identity will replace Amundi Pioneer, which was first adopted in July 2017 following the acquisition of Pioneer Investments by Amundi. In connection with these changes, Amundi Pioneer Asset Management. Inc., the investment adviser to the Pioneer funds, will change its name to Amundi Asset Management US, Inc. In addition, Amundi Pioneer Distributor, Inc., the Pioneer funds’ distributor, will change its name to Amundi Distributor US, Inc. The names of the Pioneer funds will not change in connection with this rebranding.
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Report of Independent Registered Public
Accounting Firm

To the Board of Trustees of Pioneer Series Trust XIV and the Shareowners of
Pioneer Strategic Income Fund:

Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Pioneer Strategic Income Fund (the “Fund”) (one of the funds constituting Pioneer Series Trust XIV (the “Trust”)), including the schedule of investments, as of September 30, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the four years in the period then ended and the related notes (collectively referred to as the “financial statements”). The financial highlights for the period ended September 30, 2016 were audited by another independent registered public accounting firm whose report, dated November 22, 2016, expressed an unqualified opinion on those financial highlights. In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Pioneer Series Trust XIV) at September 30, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the four years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are
118 Pioneer Strategic Income Fund | Annual Report | 9/30/20

required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2020, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Amundi Pioneer investment companies since 2017.
Boston, Massachusetts
November 25, 2020
Pioneer Strategic Income Fund | Annual Report | 9/30/20 119

Additional Information (unaudited)
The percentages of the Fund’s ordinary income distributions that are exempt from nonresident alien (NRA) tax withholding resulting from qualified interest income was 74.41%.

120 Pioneer Strategic Income Fund | Annual Report | 9/30/20

Statement Regarding Liquidity Risk Management Program
As required by law, the Fund has adopted and implemented a liquidity risk management program (the “Program”) that is designed to assess and manage liquidity risk. Liquidity risk is the risk that the Fund could not meet requests to redeem its shares without significant dilution of remaining investors’ interests in the Fund. The Fund’s Board of Trustees designated a liquidity risk management committee (the “Committee”) consisting of employees of Amundi Pioneer Asset Management, Inc. (the “Adviser”) to administer the Program.
The Committee provided the Board of Trustees with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation (the “Report”). The Report covered the period from December 1, 2018 through March 31, 2020 (the “Reporting Period”).
The Report confirmed that, throughout the Reporting Period, the Committee had monitored the Fund’s portfolio liquidity and liquidity risk on an ongoing basis, as described in the Program and in Board reporting throughout the Reporting Period.
The Report discussed the Committee’s annual review of the Program, which addressed, among other things, the following elements of the Program:
The Committee reviewed the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. The Committee noted that the Fund’s investment strategy continues to be appropriate for an open-end fund, taking into account, among other things, whether and to what extent the Fund held less liquid and illiquid assets and the extent to which any such investments affected the Fund’s ability to meet redemption requests. In managing and reviewing the Fund’s liquidity risk, the Committee also considered the extent to which the Fund’s investment strategy involves a relatively concentrated portfolio or large positions in particular issuers, the extent to which the Fund uses borrowing for investment purposes, and the extent to which the Fund uses derivatives (including for hedging purposes). The Committee also reviewed the Fund’s short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. In assessing the Fund’s cash flow projections, the Committee considered, among other factors, historical net redemption activity, redemption policies, ownership concentration, distribution channels, and the degree of certainty associated with the Fund’s short-term and long-
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term cash flow projections. The Committee also considered the Fund’s holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources, including, if applicable, the Fund’s participation in a credit facility, as components of the Fund’s ability to meet redemption requests. The Fund has adopted an in-kind redemption policy which may be utilized to meet larger redemption requests.
The Committee reviewed the Program’s liquidity classification methodology for categorizing the Fund’s investments into one of four liquidity buckets. In reviewing the Fund’s investments, the Committee considered, among other factors, whether trading varying portions of a position in a particular portfolio investment or asset class in sizes the Fund would reasonably anticipate trading, would be reasonably expected to significantly affect liquidity.
The Committee performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum, and determined that no such minimum is required because the Fund primarily holds highly liquid investments.
The Report stated that the Committee concluded the Program operates adequately and effectively, in all material respects, to assess and manage the Fund’s liquidity risk throughout the Reporting Period.
122 Pioneer Strategic Income Fund | Annual Report | 9/30/20

Approval of Investment Management Agreement
Amundi Pioneer Asset Management, Inc. (“APAM”) serves as the investment adviser to Pioneer Strategic Income Fund (the “Fund”) pursuant to an investment management agreement between APAM and the Fund. In order for APAM to remain the investment adviser of the Fund, the Trustees of the Fund must determine annually whether to renew the investment management agreement for the Fund.
The contract review process began in January 2020 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. Contract review materials were provided to the Trustees in March 2020, July 2020 and September 2020. In addition, the Trustees reviewed and discussed the Fund’s performance at regularly scheduled meetings throughout the year, and took into account other information related to the Fund provided to the Trustees at regularly scheduled meetings, in connection with the review of the Fund’s investment management agreement.
In March 2020, the Trustees, among other things, discussed the memorandum provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the investment management agreement, and reviewed and discussed the qualifications of the investment management teams for the Fund, as well as the level of investment by the Fund’s portfolio managers in the Fund. In July 2020, the Trustees, among other things, reviewed the Fund’s management fees and total expense ratios, the financial statements of APAM and its parent companies, profitability analyses provided by APAM, and analyses from APAM as to possible economies of scale. The Trustees also reviewed the profitability of the institutional business of APAM and APAM’s affiliate, Amundi Pioneer Institutional Asset Management, Inc. (“APIAM” and, together with APAM, “Amundi”), as compared to that of APAM’s fund management business, and considered the differences between the fees and expenses of the Fund and the fees and expenses of APAM’s and APIAM’s institutional accounts, as well as the different services provided by APAM to the Fund and by APAM and APIAM to the institutional accounts. The Trustees further considered contract review materials, including additional materials received in response to the Trustees’ request, in September 2020.
At a meeting held on September 15, 2020, based on their evaluation of the information provided by APAM and third parties, the Trustees of the Fund, including the Independent Trustees voting separately, unanimously
Pioneer Strategic Income Fund | Annual Report | 9/30/20 123

approved the renewal of the investment management agreement for another year. In approving the renewal of the investment management agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.
Nature, Extent and Quality of Services
The Trustees considered the nature, extent and quality of the services that had been provided by APAM to the Fund, taking into account the investment objective and strategy of the Fund. The Trustees also reviewed APAM’s investment approach for the Fund and its research process. The Trustees considered the resources of APAM and the personnel of APAM who provide investment management services to the Fund. They also reviewed the amount of non-Fund assets managed by the portfolio managers of the Fund. They considered the non-investment resources and personnel of APAM that are involved in APAM’s services to the Fund, including APAM’s compliance, risk management, and legal resources and personnel. The Trustees noted the substantial attention and high priority given by APAM’s senior management to the Pioneer Fund complex. The Trustees considered the implementation and effectiveness of APAM’s business continuity plan in response to the COVID-19 pandemic.
The Trustees considered that APAM supervises and monitors the performance of the Fund’s service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund’s business management and operations. The Trustees also considered that, as administrator, APAM is responsible for the administration of the Fund’s business and other affairs. The Trustees considered the fees paid to APAM for the provision of administration services.
Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by APAM to the Fund were satisfactory and consistent with the terms of the investment management agreement.
Performance of the Fund
In considering the Fund’s performance, the Trustees regularly review and discuss throughout the year data prepared by APAM and information comparing the Fund’s performance with the performance of its peer group of funds, as classified by Morningstar, Inc. (Morningstar), and with the performance of the Fund’s benchmark index. They also discuss the Fund’s
124 Pioneer Strategic Income Fund | Annual Report | 9/30/20

performance with APAM on a regular basis. The Trustees’ regular reviews and discussions were factored into the Trustees’ deliberations concerning the renewal of the investment management agreement.
Management Fee and Expenses
The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party. The peer group comparisons referred to below are organized in quintiles. Each quintile represents one-fifth of the peer group. In all peer group comparisons referred to below, first quintile is most favorable to the Fund’s shareowners. The Trustees noted that they separately review and consider the impact of the Fund’s transfer agency and Fund- and APAM-paid expenses for sub-transfer agency and intermediary arrangements, and that the results of the most recent such review were considered in the consideration of the Fund’s expense ratio.
The Trustees considered that the Fund’s management fee for the most recent fiscal year was in the third quintile relative to the management fees paid by other funds in its Morningstar category for the comparable period. The Trustees also considered the breakpoints in the management fee schedule and the reduced fee rates above certain asset levels. The Trustees considered that the expense ratio of the Fund’s Class A shares for the most recent fiscal year was in the fourth quintile relative to its Strategic Insight peer group for the comparable period. The Trustees considered that the expense ratio of the Fund’s Class Y shares for the most recent fiscal year was in the third quintile relative to its Strategic Insight peer group for the comparable period.
The Trustees reviewed management fees charged by APAM and APIAM to institutional and other clients, including publicly offered European funds sponsored by APAM’s affiliates, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered APAM’s costs in providing services to the Fund and APAM’s and APIAM’s costs in providing services to the other clients and considered the differences in management fees and profit margins for fund and non-fund services. In evaluating the fees associated with APAM’s and APIAM’s client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and other client accounts. The Trustees noted
Pioneer Strategic Income Fund | Annual Report | 9/30/20 125

that, in some instances, the fee rates for those clients were lower than the management fee for the Fund and considered that, under the investment management agreement with the Fund, APAM performs additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund’s other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject. The Trustees also considered the entrepreneurial risks associated with APAM’s management of the Fund.
The Trustees concluded that the management fee payable by the Fund to APAM was reasonable in relation to the nature and quality of the services provided by APAM.
Profitability
The Trustees considered information provided by APAM regarding the profitability of APAM with respect to the advisory services provided by APAM to the Fund, including the methodology used by APAM in allocating certain of its costs to the management of the Fund. The Trustees also considered APAM’s profit margin in connection with the overall operation of the Fund. They further reviewed the financial results, including the profit margins, realized by APAM and APIAM from non-fund businesses. The Trustees considered APAM’s profit margins in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that APAM’s profitability with respect to the management of the Fund was not unreasonable.
Economies of Scale
The Trustees considered APAM’s views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with the Fund and Fund shareholders. The Trustees noted the breakpoints in the management fee schedule. The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by APAM in research and analytical capabilities and APAM’s commitment and resource allocation to the Fund. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons including due to reductions in expenses. The Trustees concluded that economies of scale, if any, were being appropriately shared with the Fund.
126 Pioneer Strategic Income Fund | Annual Report | 9/30/20

Other Benefits
The Trustees considered the other benefits that APAM enjoys from its relationship with the Fund. The Trustees considered the character and amount of fees paid or to be paid by the Fund, other than under the investment management agreement, for services provided by APAM and its affiliates. The Trustees further considered the revenues and profitability of APAM’s businesses other than the Fund business. To the extent applicable, the Trustees also considered the benefits to the Fund and to APAM and its affiliates from the use of “soft” commission dollars generated by the Fund to pay for research and brokerage services.
The Trustees considered that Amundi is the principal U.S. asset management business of Amundi, which is one of the largest asset managers globally. Amundi’s worldwide asset management business manages over $1.7 trillion in assets (including the Pioneer Funds). The Trustees considered that APAM’s relationship with Amundi creates potential opportunities for APAM, APIAM and Amundi that derive from APAM’s relationships with the Fund, including Amundi’s ability to market the services of APAM globally. The Trustees noted that APAM has access to additional research and portfolio management capabilities as a result of its relationship with Amundi and Amundi’s enhanced global presence that may contribute to an increase in the resources available to APAM. The Trustees considered that APAM and the Fund receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Fund, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by APAM as a result of its relationship with the Fund were reasonable.
Conclusion
After consideration of the factors described above as well as other factors, the Trustees, including the Independent Trustees, concluded that the investment management agreement for the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment management agreement.
Pioneer Strategic Income Fund | Annual Report | 9/30/20 127

Trustees, Officers and Service Providers

Investment Adviser and Administrator
Amundi Pioneer Asset Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Amundi Pioneer Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Transfer Agent
DST Asset Manager Solutions, Inc.
Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundipioneer.com/us. This information is also available on the Securities and Exchange Commission’s web site at www.sec.gov.
Trustees and Officers
The Fund’s Trustees and officers are listed below, together with their principal occupations and other directorships they have held during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of each of the 45 U.S. registered investment portfolios for which Amundi serves as investment adviser (the “Pioneer Funds”). The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.
The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.
128 Pioneer Strategic Income Fund | Annual Report | 9/30/20

Independent Trustees

Name, Age and Position	Term of Office and		Other Directorships
Held With the Fund	Length of Service	Principal Occupation	Held by Trustee
Thomas J. Perna (69) Chairman of the Board and Trustee	Trustee since 2006. Serves until a successor trustee is elected or earlier retirement or removal.
Private investor (2004 – 2008 and 2013 – present); Chairman (2008 – 2013)
and Chief Executive Officer (2008 – 2012), Quadriserv, Inc. (technology products for securities lending industry); and Senior Executive Vice
President, The Bank of New York (financial and securities services)
(1986 – 2004)

Director, Broadridge Financial Solutions, Inc. (investor communications and securities processing provider for financial services industry) (2009 – present); Director, Quadriserv, Inc. (2005 – 2013); and Commissioner, New Jersey State Civil Service Commission (2011 – 2015)

John E. Baumgardner, Jr. (69) Trustee	Trustee since 2019. Serves until a successor trustee is elected or earlier retirement or removal.	Of Counsel (2019 – present), Partner (1983-2018), Sullivan & Cromwell LLP (law firm).	Chairman, The Lakeville Journal Company, LLC, (privately-held community newspaper group) (2015-present)
Diane Durnin (63) Trustee	Trustee since 2019. Serves until a successor trustee is elected or earlier retirement or removal.
Managing Director - Head of Product Strategy and Development, BNY
Mellon Investment Management (investment management firm) (2012-2018);
Vice Chairman – The Dreyfus Corporation (2005 – 2018): Executive Vice
President Head of Product, BNY Mellon Investment Management (2007-2012);
Executive Director- Product Strategy, Mellon Asset Management (2005-2007);
Executive Vice President Head of Products, Marketing and Client Service,
Dreyfus Corporation (investment management firm) (2000-2005); and Senior
Vice President Strategic Product and Business Development, Dreyfus
Corporation (1994-2000)
None

Pioneer Strategic Income Fund | Annual Report | 9/30/20 129

Independent Trustees (continued)

Name, Age and Position	Term of Office and		Other Directorships
Held With the Fund	Length of Service	Principal Occupation	Held by Trustee
Benjamin M. Friedman (76) Trustee	Trustee since 2008. Serves until a successor trustee is elected or earlier retirement or removal.	William Joseph Maier Professor of Political Economy, Harvard University (1972 – present)	Trustee, Mellon Institutional Funds Investment Trust and Mellon Institutional Funds Master Portfolio (oversaw 17 portfolios in fund complex) (1989 - 2008)
Lorraine H. Monchak (64) Trustee	Trustee since 2017. (Advisory Trustee from 2014 - 2017). Serves until a successor trustee is elected or earlier retirement or removal.
Chief Investment Officer, 1199 SEIU Funds (healthcare workers union pension funds) (2001 – present); Vice President – International Investments
Group, American International Group, Inc. (insurance company)
(1993 – 2001); Vice President – Corporate Finance and Treasury Group,
Citibank, N.A. (1980 – 1986 and 1990 – 1993); Vice President –
Asset/Liability Management Group, Federal Farm Funding Corporation
(government-sponsored issuer of debt securities) (1988 – 1990); Mortgage
Strategies Group, Shearson Lehman Hutton, Inc. (investment bank)
(1987 – 1988); and Mortgage Strategies Group, Drexel Burnham Lambert,
Ltd. (investment bank) (1986 – 1987)
None
Marguerite A. Piret (72) Trustee	Trustee since 1999. Serves until a successor trustee is elected or earlier retirement or removal.
Chief Financial Officer, American Ag Energy, Inc. (controlled environment and agriculture company) (2016 – present); and President and Chief
Executive Officer, Metric Financial Inc. (formerly known as Newbury Piret
Company) (investment banking firm) (1981 – 2019)
Director of New America High Income Fund, Inc. (closed-end investment company) (2004 – present); and Member, Board of Governors, Investment Company Institute (2000 – 2006)

130 Pioneer Strategic Income Fund | Annual Report | 9/30/20

Name, Age and Position	Term of Office and		Other Directorships
Held With the Fund	Length of Service	Principal Occupation	Held by Trustee
Fred J. Ricciardi (73) Trustee	Trustee since 2014. Serves until a successor trustee is elected or earlier retirement or removal.
Private investor (2020 – present); Consultant (investment company services) (2012 – 2020); Executive Vice President, BNY Mellon (financial and investment company services) (1969 – 2012); Director, BNY International
Financing Corp. (financial services) (2002 – 2012); Director, Mellon Overseas
Investment Corp. (financial services) (2009 – 2012); Director, Financial
Models (technology) (2005-2007); Director, BNY Hamilton Funds, Ireland
(offshore investment companies) (2004-2007); Chairman/Director, AIB/BNY
Securities Services, Ltd., Ireland (financial services) (1999-2006); and
Chairman, BNY Alternative Investment Services, Inc. (financial services)
(2005-2007)
None

Pioneer Strategic Income Fund | Annual Report | 9/30/20 131

Interested Trustees

Name, Age and Position	Term of Office and		Other Directorships
Held With the Fund	Length of Service	Principal Occupation	Held by Trustee
Lisa M. Jones (58)*	Trustee since 2017.	Director, CEO and President of Amundi Pioneer Asset Management USA,	None
Trustee, President and	Serves until a successor	Inc. (investment management firm) (since September 2014); Director, CEO
Chief Executive Officer	trustee is elected or	and President of Amundi Pioneer Asset Management, Inc. (since September
	earlier retirement	2014); Director, CEO and President of Amundi Pioneer Distributor, Inc. (since
	or removal	September 2014); Director, CEO and President of Amundi Pioneer Institutional
Asset Management, Inc. (since September 2014); Chair, Amundi Pioneer
Asset Management USA, Inc., Amundi Pioneer Distributor, Inc. and Amundi
Pioneer Institutional Asset Management, Inc. (September 2014 – 2018);
Managing Director, Morgan Stanley Investment Management (investment management firm) (2010 – 2013); Director of Institutional Business, CEO of
International, Eaton Vance Management (investment management firm)
(2005 – 2010); and Director of Amundi USA, Inc. (since 2017)
Kenneth J. Taubes (62)*	Trustee since 2014.	Director and Executive Vice President (since 2008) and Chief Investment	None
Trustee	Serves until a successor	Officer, U.S. (since 2010) of Amundi Pioneer Asset Management USA, Inc.
	trustee is elected or	(investment management firm); Director and Executive Vice President and
	earlier retirement	Chief Investment Officer, U.S. of Amundi (since 2008); Executive Vice
	or removal	President and Chief Investment Officer, U.S. of Amundi Pioneer Institutional
Asset Management, Inc. (since 2009); Portfolio Manager of Amundi (since
1999); and Director of Amundi USA, Inc. (since 2017)

*  Ms. Jones and Mr. Taubes are Interested Trustees because they are officers or directors of the Fund’s investment adviser and certain of its affiliates.
132 Pioneer Strategic Income Fund | Annual Report | 9/30/20

Fund Officers

Name, Age and Position	Term of Office and		Other Directorships
Held With the Fund	Length of Service	Principal Occupation	Held by Officer
Christopher J. Kelley (55)	Since 2010. Serves at	Vice President and Associate General Counsel of Amundi since January	None
Secretary and Chief	the discretion of	2008; Secretary and Chief Legal Officer of all of the Pioneer Funds since
Legal Officer	the Board	June 2010; Assistant Secretary of all of the Pioneer Funds from September
2003 to May 2010; and Vice President and Senior Counsel of Amundi from
July 2002 to December 2007
Carol B. Hannigan (59)	Since 2010. Serves at	Fund Governance Director of Amundi since December 2006 and Assistant	None
Assistant Secretary	the discretion of	Secretary of all the Pioneer Funds since June 2010; Manager – Fund
	the Board	Governance of Amundi from December 2003 to November 2006; and
Senior Paralegal of Amundi from January 2000 to November 2003
Thomas Reyes (57)	Since 2010. Serves at	Assistant General Counsel of Amundi since May 2013 and Assistant Secretary	None
Assistant Secretary	the discretion of	of all the Pioneer Funds since June 2010; and Counsel of Amundi from June
	the Board	2007 to May 2013
Mark E. Bradley (60)	Since 2008. Serves at	Vice President – Fund Treasury of Amundi Pioneer; Treasurer of all of the	None
Treasurer and Chief	the discretion of	Pioneer Funds since March 2008; Deputy Treasurer of Amundi from March
Financial and	the Board	2004 to February 2008; and Assistant Treasurer of all of the Pioneer Funds
Accounting Officer		from March 2004 to February 2008
Luis I. Presutti (55)	Since 2000. Serves at	Director – Fund Treasury of Amundi; and Assistant Treasurer of all of the	None
Assistant Treasurer	the discretion of	Pioneer Funds
the Board
Gary Sullivan (62)	Since 2002. Serves at	Senior Manager – Fund Treasury of Amundi; and Assistant Treasurer of all	None
Assistant Treasurer	the discretion of	of the Pioneer Funds
the Board

Pioneer Strategic Income Fund | Annual Report | 9/30/20 133

Fund Officers (continued)

Name, Age and Position	Term of Office and		Other Directorships
Held With the Fund	Length of Service	Principal Occupation	Held by Officer
Antonio Furtado (38)	Since 2020. Serves at	Fund Oversight Manager – Fund Treasury of Amundi; and Assistant	None
Assistant Treasurer	the discretion of	Treasurer of all of the Pioneer Funds
the Board
John Malone (49)	Since 2018. Serves at	Managing Director, Chief Compliance Officer of Amundi Pioneer Asset	None
Chief Compliance Officer	the discretion of	Management; Amundi Pioneer Institutional Asset Management, Inc.; and
	the Board	the Pioneer Funds since September 2018; and Chief Compliance Officer of Amundi Pioneer Distributor, Inc. since January 2014.
Kelly O’Donnell (49)	Since 2006. Serves at	Vice President – Amundi Pioneer Asset Management; and Anti-Money	None
Anti-Money Laundering	the discretion of	Laundering Officer of all the Pioneer Funds since 2006
Officer	the Board

134 Pioneer Strategic Income Fund | Annual Report | 9/30/20

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140 Pioneer Strategic Income Fund | Annual Report | 9/30/20

How to Contact Amundi
We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms	1-800-225-6292

FactFoneSM for automated fund yields, prices,
account information and transactions	1-800-225-4321

Retirement plans information	1-800-622-0176

Write to us:
Amundi
P.O. Box 219427
Kansas City, MO 64121-9427

Our toll-free fax	1-800-225-4240

Our internet e-mail address	us.askamundipioneer@amundipioneer.com
(for general questions about Amundi only)

Visit our web site: www.amundipioneer.com/us

This report must be preceded or accompanied by a prospectus.
The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s web site at https://www.sec.gov.

Amundi Pioneer Asset Management, Inc.
60 State Street
Boston, MA 02109
www.amundipioneer.com/us

Securities offered through Amundi Pioneer Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
© 2020 Amundi Pioneer Asset Management 19437-14-1120

Pioneer Emerging Markets Equity Fund

Annual Report | September 30, 2020

A: PEMEX	C: PEMNX	Y: PEMSX

Beginning in or after March 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer, bank or insurance company. Instead, the reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications electronically by contacting your financial intermediary or, if you invest directly with the Fund, by calling 1-800-225-6292.
You may elect to receive all future reports in paper free of charge. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-225-6292. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held within the Pioneer Fund complex if you invest directly.

visit us: www.amundipioneer.com/us

Pioneer Emerging Markets Equity Fund | Annual Report | 9/30/20 1

President’s Letter

Dear Shareholders,
The new decade has arrived delivering a calendar year that will go down in the history books. The beginning of 2020 seemed to extend the positive market environment of 2019. Then, March roared in like a lion and the COVID-19 pandemic became a global crisis impacting lives and life as we know it. As the fourth quarter of 2020 got underway, it appeared that the long-anticipated “second wave” of COVID-19 cases was occurring, both in some U.S. states and in Europe. In response, some governments began retightening restrictions on both business and personal activities, likely assuring that the “new normal” conditions created by the pandemic will continue well into 2021.
The long-term impact on the global economy from the COVID-19 virus pandemic, while currently unknown, is likely to be considerable. It is clear that several industries have already felt greater effects than others. And the markets, which do not thrive on uncertainty, have been volatile, delivering significantly negative performance in the first quarter, and then recovering most of those losses throughout the rest of the spring and summer. Despite the rebound, volatility has remained elevated, with momentum rising and falling on seemingly every bit of positive or negative news regarding potential COVID-19 vaccines as well as headlines surrounding the U.S. elections.
Our business continuity plan was implemented given the new COVID-19 guidelines, and most of our employees are working remotely. To date, our operating environment has faced no interruption. I am proud of the careful planning that has taken place and confident we can maintain this environment for as long as is prudent. History in the making for a company that first opened its doors way back in 1928.
Since 1928, Amundi’s investment process has been built on a foundation of fundamental research and active management, principles which have guided our investment decisions for more than 90 years. We believe active management – that is, making active investment decisions – can help mitigate the risks during periods of market volatility. As the first several months of 2020 have reminded us, investment risk can arise from a number of factors in today’s global economy, including slower or stagnating growth, changing U.S. Federal Reserve policy, oil price shocks, political and geopolitical factors and, unfortunately, major public health concerns such as a viral pandemic.
2 Pioneer Emerging Markets Equity Fund | Annual Report | 9/30/20

At Amundi, active management begins with our own fundamental, bottom-up research process. Our team of dedicated research analysts and portfolio managers analyzes each security under consideration, communicating directly with the management teams of the companies issuing the securities and working together to identify those securities that best meet our investment criteria for our family of funds. Our risk management approach begins with each and every security, as we strive to carefully understand the potential opportunity, while considering any and all risk factors.
Today, as investors, we have many options. It is our view that active management can serve shareholders well, not only when markets are thriving, but also during periods of market stress. As you consider your long-term investment goals, we encourage you to work with your financial professional to develop an investment plan that paves the way for you to pursue both your short-term and long-term goals.
We remain confident that the current crisis, like others in human history, will pass, and we greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.
Sincerely,
Lisa M. Jones
Head of the Americas, President and CEO of U.S.
Amundi Pioneer Asset Management USA, Inc.
September 30, 2020
Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.
Pioneer Emerging Markets Equity Fund | Annual Report | 9/30/20 3

Portfolio Management Discussion | 9/30/20
In the following interview, portfolio managers Patrice Lemonnier and Mickaël Tricot discuss the investment environment for emerging markets equities and the performance of Pioneer Emerging Markets Equity Fund during the annual reporting period from the Fund’s inception through September 30, 2020. Mr. Lemonnier, Head of Emerging Markets Equity and a portfolio manager at Amundi Pioneer Asset Management, Inc. (Amundi*), and Mr. Tricot, Head of Global Emerging Markets Equity and portfolio manager at Amundi, are responsible for the day-to-day management of the Fund.
Q How did the Fund perform during the annual reporting period ended on September 30, 2020?
A Pioneer Emerging Market Equity Fund’s Class A shares returned 11.43% at net asset value during the annual reporting period ended September 30, 2020, while the Fund’s benchmark, the Morgan Stanley Capital International (MSCI) Emerging Markets Index1, returned 10.82%.
Q How would you describe the investment backdrop for emerging markets equities during the annual reporting period ended September 30, 2020?
A Despite a large sell-off that occurred in the first quarter of 2020, emerging markets stocks performed very well for the full reporting period. The period began on a positive note, with the MSCI Emerging Markets Index (the MSCI Index) gaining ground from October 2019 through January 2020. During that time, investor sentiment responded positively to the combination of steady global economic growth, accommodative central-bank policies in several countries, and signs that the United States and China were working toward a resolution of their long-running trade dispute.
*  See Notes to Financial Statements Note 5.
1 The MSCI information may only be used for your internal use, may not be reproduced or re-disseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages.
4 Pioneer Emerging Markets Equity Fund | Annual Report | 9/30/20

However, the backdrop shifted abruptly in February 2020, as the COVID-19 virus emerged in China and started to move across Asia. Emerging markets stocks soon began to falter, and the pace of the market sell-off accelerated further once the virus had spread to the developed world and became a pandemic, leading to a sharp downturn across the entire spectrum of higher-risk assets. The environment changed yet again in late March, when the U.S. Federal Reserve (the Fed), other central banks, and global governments announced an unprecedented degree of monetary and fiscal stimulus policies and packages aimed at providing support for the capital markets as well as businesses and individuals. Stock markets responded immediately with a strong rally in the final week of the month, bouncing back up off the lows established during the sell-off.
As the spring and summer progressed, stocks continued to move higher as economies began to reopen with the gradual relaxation of COVID-19 lockdown measures, and central banks continued to make it clear that they would do whatever was necessary to support economic growth. Countries in North Asia (China, Taiwan, and South Korea) performed particularly well, as those nations were among the first to apparently gain effective control over the virus, and ended their lockdowns sooner than other regions.
Although equities gave back some ground in September due to growing nervousness about the U.S. elections and rising numbers of COVID-19 cases in certain areas, the MSCI Index nonetheless finished the Fund’s annual reporting period with an impressive gain. Strong performance among emerging markets currencies relative to the U.S. dollar (USD), with the majority of the benefits occurring in late May and early June, provided a key boost to the benchmark’s positive return for the annual reporting period.
Q What were the principal factors that affected the Fund’s benchmark-relative performance during the annual reporting period ended September 30, 2020?
A We believe our multifaceted investment process played a key role in the Fund’s strong showing versus the MSCI Index over the annual reporting period. In managing the Fund’s portfolio, we start with a top-down evaluation of each country in the emerging markets, which we believe is critical given the wide divergence in the economic fundamentals and performance drivers among individual countries. We then analyze the prospects of specific sectors in each country in an attempt to capture another layer of return. Finally, we drill down to what we believe are the best individual company ideas in the countries and sectors in which we want to invest the portfolio. In our view, that investment approach has
Pioneer Emerging Markets Equity Fund | Annual Report | 9/30/20 5

been particularly helpful in 2020 because of the broad range of effects that COVID-19 has had across countries and industries throughout the emerging markets.
Our investment process worked well in China, where a portfolio overweight in the consumer discretionary sector and an underweight in financials were key positive contributors to the Fund’s benchmark-relative performance. Stock selection results in the country also aided relative returns, as the Fund had positions such as JD.com and Tencent Holdings that delivered robust gains. In Taiwan, the Fund benefited from an overweight in information technology, as the overall upturn in the global tech cycle drove solid results in the sector. An underweight to financials, which lagged due to the country’s weaker domestic economy, was a further plus. At the individual stock level within Taiwan, positions in certain semiconductor companies, especially Taiwan Semiconductor Manufacturing, were key positive contributors.
In Russia, positive stock selection helped the Fund make up for the adverse effects of having an overweight position in that underperforming country. An underweight in Thailand further contributed to the Fund’s positive relative returns. A sharp reduction in global tourism has hit Thailand’s economy hard, causing the country’s market to trail the MSCI Index by a wide margin over the annual reporting period. India was an additional source of outperformance for the Fund, primarily due to positive stock selection.
On the negative side, the Fund lost some ground against the benchmark through an overweight in Brazil. The country lagged other areas within the emerging markets during the annual reporting, due to the combination of its delayed response to COVID-19, turmoil on the political front, and fiscal challenges brought about by slowing economic growth. Stock selection, especially in the consumer staples sector, also played a role in the Fund’s underperformance in the country. Banco de Brasil and JBS, a beef and pork producer, were notable underperformers among the Fund’s positions in Brazil. Alpha Bank, the second-largest bank in Greece, was another notable detractor. Finally, stock selection in South Korea detracted from benchmark-relative performance, as did the effects of the Fund’s cash weighting at a time of robust returns for the MSCI Index.
6 Pioneer Emerging Markets Equity Fund | Annual Report | 9/30/20

Q Did the Fund have any exposure to derivative securities during the annual reporting period ended September 30, 2020?
A No, the Fund had no exposure to derivatives during the period.
Q How would you characterize broader market conditions and the portfolio’s overall positioning as the Fund enters a new fiscal year?
A We have a cautious, but constructive view on emerging markets equities. Although the course of the COVID-19 pandemic remains unknown, our base scenario assumes that the outbreak may be mostly under control within the next two calendar quarters. We also think that some sort of treatment or vaccine could be available sooner than originally anticipated, which could alleviate lingering concerns that have weighed on specific countries. Finally, an increasing number of emerging markets nations experienced a decline in COVID-19 cases late in the annual reporting period. That was clearly a positive, given that most emerging markets countries have less ability to cope with a large number of patients in their hospital networks than do developed nations, such as the United States. As we wait for an indication that the pandemic is hopefully moving into the rearview mirror, we believe the stimulus and other support measures previously provided by central banks and governments could help households and corporations cope with the economic contraction.
From a geographical standpoint, Russia has remained one of the Fund’s key overweights versus the MSCI Index, with a portfolio tilt toward banks and internet companies. We have continued to hold a favorable view on the economic outlook for Russia, as we see both fiscal and monetary policies there moving in the right direction. With that said, we are closely watching geopolitical risks and the potential for renewed sanctions against the country imposed by the United States. India also represents a key overweight in the portfolio compared with the benchmark. We believe the country is in a solid position, due to its strong manufacturing base, robust labor market, and potential ability to benefit from the tensions between China and the United States. Notable country underweights in the Fund as of period-end include Thailand, which reflects the country’s current economic challenges, and Taiwan, where the domestic economy has continued to grow at a slower pace than its emerging markets peers.
Pioneer Emerging Markets Equity Fund | Annual Report | 9/30/20 7

The Fund had neutral weightings as of period-end in China and Brazil. With respect to the former, we have been encouraged by the fact that COVID-19 no longer appears to be a major issue for the country’s economy. At the same time, however, we think the ongoing frictions with both the United States and Taiwan have remained a key source of risk associated with investing in China. In Brazil, we have gradually reduced the portfolio’s allocation from overweight versus the MSCI Index, to neutral. We believe the country’s economy may experience below-average growth, unless there are significant structural reforms. In addition, we have found the Brazilian government’s response to COVID-19 disappointing.
While equity valuations in the emerging markets, on an absolute basis, no longer appear depressed, we believe valuations have remained attractive compared to those in the developed markets. We see valuations as being particularly compelling in light of the improving fundamentals across the emerging markets segment. The improvement in capital-expenditure discipline, the lack of major macroeconomic imbalances, and increased dividend* payout ratios are all positive factors for the emerging markets equities asset class, in our opinion. Although the near-term outlook has remained cloudy, we think the combination of low relative valuations and improving fundamentals could combine to present a compelling opportunity for long-term investors.
*  Dividends are not guaranteed.
8 Pioneer Emerging Markets Equity Fund | Annual Report | 9/30/20

Please refer to the Schedule of Investments on pages 17–26 for a full listing of Fund securities.
The market prices of securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues or adverse investor sentiment.
Investing in foreign and/or emerging market securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.
To the extent the Fund invests in issuers located within specific countries or regions, the Fund may be particularly affected by adverse markets, rates, and events which may occur in those countries and regions.
Investing in other investment companies, including exchange traded funds (ETFs), subjects the Fund to the risks of investing in the underlying securities or assets held by those funds.
Investments in real estate securities, such as REITs, are affected by economic conditions, interest rates, governmental actions and other factors.
At times, the Fund’s investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.
These risks may increase share price volatility.
Before investing, consider the product’s investment objectives, risks, charges and expenses. Contact your advisor or Amundi Pioneer Asset Management, Inc., for a prospectus or summary prospectus containing this information. Read it carefully.
Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.
Pioneer Emerging Markets Equity Fund | Annual Report | 9/30/20 9

Portfolio Summary | 9/30/20

Sector Distribution

(As a percentage of total investments)*

Geographical Distribution

(As a percentage of total investments based on country of domicile)*

10 Largest Holdings

(As a percentage of total investments)*

1.	Alibaba Group Holding, Ltd. (A.D.R.)	8.58%
2.	Taiwan Semiconductor Manufacturing Co., Ltd. (A.D.R.)	6.46
3.	Tencent Holdings, Ltd.	4.62
4.	Samsung Electronics Co., Ltd.	3.57
5.	JD.com, Inc. (A.D.R.)	2.32
6.	Samsung Electronics Co., Ltd.,	2.25
7.	Naspersm, Ltd., Class N	1.92
8.	Prosus NV	1.69
9.	Reliance Industries, Ltd.	1.47
10.	Ping An Insurance Group Co. of China, Ltd., Class H	1.44

*  Excludes temporary cash investments and all derivative contracts except for options purchased. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.
10 Pioneer Emerging Markets Equity Fund | Annual Report | 9/30/20

Prices and Distributions | 9/30/20

Net Asset Value per Share

Class	9/30/20
A	$11.08
C	$11.02
Y	$11.10

Distributions per Share: 10/2/19–9/30/20*

	Net Investment	Short-Term	Long-Term
Class	Income	Capital Gains	Capital Gains
A	$0.0626	$ —	$ —
C	$0.0448	$ —	$ —
Y	$0.0710	$ —	$ —

* Class A, Class C and Class Y, commenced operations on October 2, 2019.
Index Definitions
The Morgan Stanley Capital International (MSCI) Emerging Markets Index measures the free-float weighted equity index that captures large and mid-cap representation across emerging markets countries. The index covers approximately 85% of the free float-adjusted market capitalization in each country. Indices are unmanaged and their returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. You cannot invest directly in an index.
The index defined here pertains to the “Value of $10,000 Investment” and “Value of $5 Million Investment” charts on pages 12–14.
Pioneer Emerging Markets Equity Fund | Annual Report | 9/30/20 11

Performance Update | 9/30/20	Class A Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Emerging Markets Equity Fund at public offering price during the periods shown, compared to that of the MSCI Emerging Markets Index.

Average Annual Total Returns
(As of September 30, 2020)
	Net	Public	MSCI
	Asset	Offering	Emerging
	Value	Price	Markets
Period	(NAV)	(POP)	Index
Life-of-Class
(10/2/19)	11.43%	5.03%	10.82%

Expense Ratio
(Per prospectus dated February 1, 2020)
Gross	Net
1.35%	1.30%

Call 1-800-225-6292 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
NAV results represent the percent change in net asset value per share. NAV returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The net expense ratio reflects the contractual expense limitation currently in effect through February 1, 2021 for Class A shares. There can be no assurance that Amundi will extend the expense limitation beyond such time. Please see the prospectus for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for more current expense ratios.
12 Pioneer Emerging Markets Equity Fund | Annual Report | 9/30/20

Performance Update | 9/30/20	Class C Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Emerging Markets Equity Fund at public offering price during the periods shown, compared to that of the MSCI Emerging Markets Index.

Average Annual Total Returns
(As of September 30, 2020)
	Net	MSCI
	Asset	Emerging
	Value	Markets
Period	(NAV)	Index
Life-of-Class
(10/2/19)	10.66%	10.82%

Expense Ratio
(Per prospectus dated February 1, 2020)
Gross	Net
2.10%	2.05%

Call 1-800-225-6292 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
Class C shares held for less than one year are subject to a 1% contingent deferred sales charge (CDSC). “If Held” results represent the percent change in net asset value per share. “If Redeemed” returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The net expense ratio reflects the contractual expense limitation currently in effect through February 1, 2021 for Class C shares. There can be no assurance that Amundi will extend the expense limitation beyond such time. Please see the prospectus for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for more current expense ratios.
Pioneer Emerging Markets Equity Fund | Annual Report | 9/30/20 13

Performance Update | 9/30/20	Class Y Shares

Investment Returns

The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Emerging Markets Equity Fund at public offering price during the periods shown, compared to that of the MSCI Emerging Markets Index.

Average Annual Total Returns
(As of September 30, 2020)
	Net	MSCI
	Asset	Emerging
	Value	Markets
Period	(NAV)	Index
Life-of-Class
(10/2/19)	11.72	10.82%

Expense Ratio
(Per prospectus dated February 1, 2020)
Gross	Net
1.03%	0.99%

Call 1-800-225-6292 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The net expense ratio reflects the contractual expense limitation currently in effect through February 1, 2021 for Class Y shares. There can be no assurance that Amundi will extend the expense limitation beyond such time. Please see the prospectus for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for more current expense ratios.
14 Pioneer Emerging Markets Equity Fund | Annual Report | 9/30/20

Comparing Ongoing Fund Expenses
As a shareowner in the Fund, you incur two types of costs:
(1)   ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and
(2)   transaction costs, including sales charges (loads) on purchase payments.
This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund’s latest six-month period and held throughout the six months.
Using the Tables

Actual Expenses
The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:
(1)   Divide your account value by $1,000
Example: an $8,600 account value ÷ $1,000 = 8.6
(2)   Multiply the result in (1) above by the corresponding share class’s number in the third row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Expenses Paid on a $1,000 Investment in Pioneer Emerging Markets Equity Fund
Based on actual returns from April 1, 2020 through September 30, 2020.

Share Class	A	C	Y
Beginning Account	$1,000.00	$1,000.00	$1,000.00
Value on 4/1/20
Ending Account Value	$1,317.45	$1,313.47	$1,318.39
(after expenses)
on 9/30/20
Expenses Paid	$7.42	$11.63	$5.74
During Period*

*  Expenses are equal to the Fund’s annualized expense ratio of 1.28%, 2.01%, and 0.99% for classes A, C, and Y shares, respectively, multiplied by the average account value over the period, multiplied by 183/366, (to reflect the partial year period).
Pioneer Emerging Markets Equity Fund | Annual Report | 9/30/20 15

Hypothetical Example for Comparison Purposes
The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
Expenses Paid on a $1,000 Investment in Pioneer Emerging Markets Equity Fund
Based on a hypothetical 5% return per year before expenses, reflecting the period from April 1, 2020 through September 30, 2020.

Share Class	A	C	Y
Beginning Account	$1,000.00	$1,000.00	$1,000.00
Value on 4/1/20
Ending Account Value	$1,018.60	$1,015.00	$1,020.05
(after expenses)
on 9/30/20
Expenses Paid	$6.46	$10.13	$5.00
During Period*

*  Expenses are equal to the Fund’s annualized expense ratio of 1.28%, 2.01%, and 0.99% for classes A, C, and Y shares, respectively, multiplied by the average account value over the period, multiplied by 183/366, (to reflect the partial year period).
16 Pioneer Emerging Markets Equity Fund | Annual Report | 9/30/20

Schedule of Investments | 9/30/20

Shares			Value
		UNAFFILIATED ISSUERS — 97.8%
		COMMON STOCKS — 97.8% of Net Assets
		Air Freight & Logistics — 0.1%
	11,024(a)	Aramex PJSC	$ 12,845
		Total Air Freight & Logistics	$ 12,845
		Auto Components — 0.8%
	52,000	Xinyi Glass Holdings Ltd.	$ 105,210
		Total Auto Components	$ 105,210
		Automobiles — 1.8%
	92,000	Brilliance China Automotive Holdings Ltd.	$ 86,576
	1,950	Eicher Motors Ltd.	58,495
	2,035	Kia Motors Corp.	83,259
		Total Automobiles	$ 228,330
		Banks — 8.4%
	22,606(a)	Alpha Bank AE	$ 13,703
	10,494	Banco Bradesco S.A. (A.D.R.)	35,994
	10,854	Banco Bradesco S.A.,	37,466
	697	Banco Davivienda S.A.,	4,990
	5,886	Banco do Brasil S.A.	31,005
	74,800	Bank Central Asia Tbk PT	136,508
	16,695	Commercial International Bank Egypt S.A.E	70,426
	49	Credicorp, Ltd.	6,076
	52,000	CTBC Financial Holding Co. Ltd.	33,104
	4,717	Emirates NBD Bank PJSC	13,731
	827(a)	Erste Group Bank AG	17,286
	8,368	First Abu Dhabi Bank PJSC	25,635
	13,506(a)	Grupo Financiero Banorte S.A.B de CV, Class O	46,659
	1,778(a)	HDFC Bank, Ltd. (A.D.R.)	88,829
	11,237(a)	ICICI Bank Ltd. (A.D.R.)	110,460
	8,689(a)	ICICI Bank, Ltd.	42,121
	15,258	Itausa - Investimentos Itau S.A.	23,879
	1,554(a)	OTP Bank Nyrt	46,709
	3,761(a)	Sberbank of Russia PJSC (A.D.R.)	43,891
	26,265	Sberbank of Russia PJSC	76,932
	33,955	Sberbank of Russia PJSC	96,778
	3,312	Shinhan Financial Group Co., Ltd.	77,324
		Total Banks	$ 1,079,506
		Beverages — 0.8%
MXN	3,833	Fomento Economico Mexicano S.A.B de CV	$ 21,529
	70,000	Thai Beverage PCL	31,039
	8,000	Tsingtao Brewery Co. Ltd., Class H	65,340
		Total Beverages	$ 117,908
		Biotechnology — 0.4%
	285(a)	Hugel, Inc.	$ 45,154
		Total Biotechnology	$ 45,154

The accompanying notes are an integral part of these financial statements.
Pioneer Emerging Markets Equity Fund | Annual Report | 9/30/20 17

Schedule of Investments | 9/30/20 (continued)

Shares			Value
		Capital Markets — 0.2%
	969	B3 S.A. - Brasil Bolsa Balcao	$ 9,480
	300	Hong Kong Exchanges & Clearing Ltd.	14,101
	428	Warsaw Stock Exchange	5,009
		Total Capital Markets	$ 28,590
		Chemicals — 0.1%
	225	Sociedad Quimica y Minera de Chile S.A., Class B	$ 7,311
		Total Chemicals	$ 7,311
		Commercial Services & Supplies — 0.7%
	101,000	China Everbright International, Ltd.	$ 57,439
	28,000	Greentown Service Group Co., Ltd.	34,269
		Total Commercial Services & Supplies	$ 91,708
		Construction & Engineering — 1.5%
	203,000(a)	Beijing Urban Construction Design & Development
		Group Co., Ltd., Class H (144A)	$ 52,783
	90,300	China State Construction Engineering Corp. Ltd.	67,674
	54,900	IJM Corp. Bhd	19,074
	5,072	Larsen & Toubro Ltd.	62,423
		Total Construction & Engineering	$ 201,954
		Diversified Consumer Services — 0.8%
	589(a)	New Oriental Education & Technology Group, Inc. (A.D.R.)	$ 88,056
	1,900	YDUQS Participacoes S.A.	9,262
		Total Diversified Consumer Services	$ 97,318
		Diversified Financial Services — 0.3%
	8,000	Chailease Holding Co. Ltd.	$ 36,393
		Total Diversified Financial Services	$ 36,393
		Diversified Telecommunication Services — 0.0%†
	1,424(a)	Orange Polska S.A.	$ 2,517
		Total Diversified Telecommunication Services	$ 2,517
		Electric Utilities — 0.6%
BRL	2,229	Alupar Investimento S.A.	$ 9,177
	1,500	Centrais Eletricas Brasileiras S.A.	8,088
	2,289	Centrais Eletricas Brasileiras S.A. (A.D.R.)	12,635
	621,918	Inter RAO UES PJSC	44,859
		Total Electric Utilities	$ 74,759
		Electrical Equipment — 0.3%
	11,000	Zhuzhou CRRC Times Electric Co. Ltd., Class H	$ 37,095
		Total Electrical Equipment	$ 37,095
		Electronic Equipment, Instruments &
		Components — 2.1%
	7,000	Chroma ATE, Inc.	$ 37,208
	20,000	Delta Electronics, Inc.	131,303

The accompanying notes are an integral part of these financial statements.
18 Pioneer Emerging Markets Equity Fund | Annual Report | 9/30/20

Shares			Value
		Electronic Equipment, Instruments &
		Components — (continued)
	6,000	Elite Material Co. Ltd.	$ 30,480
	648	Samsung Electro-Mechanics Co. Ltd.	77,225
		Total Electronic Equipment, Instruments & Components	$ 276,216
		Energy Equipment & Services — 0.4%
	22,000	China Oilfield Services Ltd., Class H	$ 15,438
	963	Compania Paranaense de Energia (A.D.R.)	10,612
	24,700	Dialog Group Bhd	22,718
		Total Energy Equipment & Services	$ 48,768
		Entertainment — 3.2%
	1,171(a)	CD Projekt S.A.	$ 126,535
	68	NCSoft Corp.	47,016
	309	NetEase, Inc. (A.D.R.)	140,493
	256(a)	Sea Ltd. (A.D.R.)	39,434
	3,454(a)	Tencent Music Entertainment Group (A.D.R.)	51,016
		Total Entertainment	$ 404,494
		Equity Real Estate Investment Trusts (REITs) — 0.1%
	8,751	PLA Administradora Industrial S de RL de CV,	$ 12,162
		Total Equity Real Estate Investment Trusts (REITs)	$ 12,162
		Food & Staples Retailing — 1.8%
	244	BGF retail Co. Ltd.	$ 25,765
	1,893	Compania Brasileira de Distribuicao (A.D.R.)	23,360
	526(a)	Dino Polska S.A. (144A)	30,942
	5,000	President Chain Store Corp.	45,505
	46,500	Sun Art Retail Group Ltd.	51,514
	1,301	X5 Retail Group NV (G.D.R.)	48,130
		Total Food & Staples Retailing	$ 225,216
		Food Products — 2.1%
	2,875	Gruma S.A.B de CV, Class B	$ 31,816
	15,500	Health & Happiness H&H International Holdings, Ltd.	66,974
	29,633	JBS S.A.	108,930
	32,000	Uni-President Enterprises Corp.	69,267
		Total Food Products	$ 276,987
		Gas Utilities — 0.5%
	4,692	Infraestructura Energetica Nova S.A.B de CV	$ 14,111
	70,000	Kunlun Energy Co. Ltd.	46,135
		Total Gas Utilities	$ 60,246
		Health Care Providers & Services — 0.2%
	977	Apollo Hospitals Enterprise Ltd.	$ 28,575
		Total Health Care Providers & Services	$ 28,575

The accompanying notes are an integral part of these financial statements.
Pioneer Emerging Markets Equity Fund | Annual Report | 9/30/20 19

Schedule of Investments | 9/30/20 (continued)

Shares			Value
		Hotels, Restaurants & Leisure — 0.4%
	8,000	Galaxy Entertainment Group, Ltd.	$ 54,147
		Total Hotels, Restaurants & Leisure	$ 54,147
		Household Durables — 0.8%
	683	Ez Tec Empreendimentos e Participacoes S.A.	$ 4,280
	1,474(a)	Woongjin Coway Co. Ltd.	101,541
		Total Household Durables	$ 105,821
		Independent Power & Renewable
		Electricity Producers — 0.2%
	41,000	China Longyuan Power Group Corp. Ltd., Class H	$ 25,730
		Total Independent Power & Renewable
		Electricity Producers	$ 25,730
		Industrial Conglomerates — 0.5%
	3,790	Ayala Corp.	$ 53,876
	1,787	Bidvest Group Ltd.	14,749
		Total Industrial Conglomerates	$ 68,625
		Insurance — 1.5%
	1,800	AIA Group, Ltd.	$ 17,732
	17,500	Ping An Insurance Group Co. of China, Ltd., Class H	180,535
		Total Insurance	$ 198,267
		Interactive Media & Services — 8.5%
	479	Autohome, Inc. (A.D.R.)	$ 45,984
	949(a)	Baidu, Inc. (A.D.R.)	120,134
	3,519(a)	Mail.Ru Group Ltd. (G.D.R.)	96,184
	592	NAVER Corp.	150,477
	8,700	Tencent Holdings, Ltd.	579,366
	120(a)	Yandex NV	7,789
	1,440(a)	Yandex NV	93,960
		Total Interactive Media & Services	$ 1,093,894
		Internet & Direct Marketing Retail — 18.0%
	3,300(a)	Alibaba Group Holding, Ltd.	$ 122,030
	3,659(a)	Alibaba Group Holding, Ltd. (A.D.R.)	1,075,673
	1,442(a)	Baozun, Inc. (A.D.R.)	46,851
	3,743(a)	JD.com, Inc. (A.D.R.)	290,494
	1,544(a)	MakeMyTrip Ltd.	23,716
	4,800(a)	Meituan Dianping, Class B	150,957
	1,358(a)	Naspersm, Ltd., Class N	240,167
	2,304(a)	Prosus NV	212,353
	3,504(a)	Trip.com Group Ltd. (A.D.R.)	109,115
		Total Internet & Direct Marketing Retail	$ 2,271,356
		IT Services — 2.2%
	6,086	HCL Technologies, Ltd.	$ 67,058
	3,678	Infosys Ltd.	50,845

The accompanying notes are an integral part of these financial statements.
20 Pioneer Emerging Markets Equity Fund | Annual Report | 9/30/20

Shares			Value
		IT Services — (continued)
	7,919	Infosys Ltd. (A.D.R.)	$ 109,361
	5,285	Tech Mahindra Ltd.	56,990
		Total IT Services	$ 284,254
		Leisure Products — 0.4%
	5,000	Giant Manufacturing Co. Ltd.	$ 47,291
		Total Leisure Products	$ 47,291
		Machinery — 1.8%
	24,423	Ashok Leyland Ltd.	$ 24,887
	21,500	China Conch Venture Holdings Ltd.	99,663
	4,120	Hiwin Technologies Corp.	40,670
	9,375	Iochpe Maxion S.A.	22,841
	44,600	Zoomlion Heavy Industry Science & Technology
		Co., Ltd., Class H	43,133
		Total Machinery	$ 231,194
		Metals & Mining — 4.3%
	2,049	AngloGold Ashanti Ltd.	$ 53,676
	7,206	Bradespar S.A., Class Preferen	57,528
	28,254	Grupo Mexico S.A.B de CV	71,913
	39,950	Hindalco Industries Ltd.	95,391
	6,351	Impala Platinum Holdings Ltd.	55,261
	118	MMC Norilsk Nickel PJSC	28,529
	2,255	MMC Norilsk Nickel PJSC (A.D.R.)	54,458
	1,720	Polymetal International PLC	37,406
	18,777	Sibanye Stillwater Ltd.	52,395
	1,417	Ternium S.A. (A.D.R.)	26,682
	1,161	Vale S.A., Class B (A.D.R.)	12,283
		Total Metals & Mining	$ 545,522
		Multiline Retail — 0.2%
	7,100	El Puerto de Liverpool S.A.B de CV	$ 20,036
		Total Multiline Retail	$ 20,036
		Oil, Gas & Consumable Fuels — 4.2%
	89,000	CNOOC Ltd.	$ 86,150
	13,987	Compania Energetica de Minas Gerais (A.D.R.)	25,876
	2,165	Cosan Ltd.	32,150
	16,565	Gazprom PJSC	36,407
	108	LUKOIL PJSC (A.D.R.)	6,200
	726	LUKOIL PJSC	41,788
	14,500	Petroleo Brasileiro S.A.	50,981
	2,885	Petroleo Brasileiro S.A. (A.D.R.)	20,310
	6,055	Reliance Industries, Ltd.	184,668
	3,092	Rosneft Oil Co. PJSC (G.D.R.)	15,171
	112	SK Innovation Co. Ltd.	13,345

The accompanying notes are an integral part of these financial statements.
Pioneer Emerging Markets Equity Fund | Annual Report | 9/30/20 21

Schedule of Investments | 9/30/20 (continued)

Shares			Value
		Oil, Gas & Consumable Fuels — (continued)
	11,567	Surgutneftegas PJSC	$ 5,843
	31,530	Surgutneftegas PJSC	14,027
	5,775(a)	Vista Oil & Gas S.A.B de CV (A.D.R.)	12,994
		Total Oil, Gas & Consumable Fuels	$ 545,910
		Paper & Forest Products — 0.2%
	3,200(a)	Suzano S.A.	$ 25,922
		Total Paper & Forest Products	$ 25,922
		Pharmaceuticals — 0.1%
	1,393	Cipla Ltd./India	$ 14,752
		Total Pharmaceuticals	$ 14,752
		Real Estate Management & Development — 3.7%
	116,725	Aldar Properties PJSC	$ 63,928
	34,000	China Overseas Land & Investment Ltd.	85,748
	20,000	China Resources Land, Ltd.	90,957
	70,000	CIFI Holdings Group Co., Ltd.	51,721
	7,277	Corp. Inmobiliaria Vesta S.A.B de CV	10,933
	18,116	DLF Ltd.	37,637
	12,000	Longfor Group Holdings, Ltd. (144A)	67,453
	14,000	Shimao Group Holdings, Ltd.	58,179
		Total Real Estate Management & Development	$ 466,556
		Semiconductors & Semiconductor Equipment — 9.4%
	7,000	Alchip Technologies Ltd.	$ 119,202
	5,000	Global Unichip Corp.	45,380
	5,000	LandMark Optoelectronics Corp.	43,250
	4,000	MediaTek, Inc.	84,447
	1,485	SK Hynix, Inc.	107,033
	9,985	Taiwan Semiconductor Manufacturing Co., Ltd. (A.D.R.)	809,484
		Total Semiconductors & Semiconductor Equipment	$ 1,208,796
		Software — 0.9%
	1,810	Hundsun Technologies, Inc.	$ 26,448
	15,000	Kingsoft Corp. Ltd.	75,587
	1,980	Linx S.A.	12,184
		Total Software	$ 114,219
		Specialty Retail — 2.0%
	3,200	China International Travel Service Corp. Ltd.	$ 105,329
	70,000	China Yongda Automobiles Services Holdings, Ltd.	82,946
	33,225	Detsky Mir PJSC (144A)	50,230
	7,500(a)	Via Varejo S/A	23,142
		Total Specialty Retail	$ 261,647

The accompanying notes are an integral part of these financial statements.
22 Pioneer Emerging Markets Equity Fund | Annual Report | 9/30/20

Shares			Value
		Technology Hardware, Storage & Peripherals — 6.3%
	67	Samsung Electronics Co. Ltd. (G.D.R.)	$ 84,837
	8,839	Samsung Electronics Co., Ltd.	447,106
	6,513	Samsung Electronics Co., Ltd., Class Preferen	282,093
		Total Technology Hardware, Storage & Peripherals	$ 814,036
		Textiles, Apparel & Luxury Goods — 1.5%
	1,185	Fila Holdings Corp.	$ 36,941
	15,000	Li Ning Co. Ltd.	70,386
	44,700(a)	Samsonite International S.A (144A)	45,617
	124,500	Xtep International Holdings Ltd.	36,999
		Total Textiles, Apparel & Luxury Goods	$ 189,943
		Thrifts & Mortgage Finance — 1.1%
	6,007	Housing Development Finance Corp. Ltd.	$ 142,395
		Total Thrifts & Mortgage Finance	$ 142,395
		Trading Companies & Distributors — 0.1%
	56,000	AKR Corporindo Tbk PT	$ 9,648
		Total Trading Companies & Distributors	$ 9,648
		Transportation Infrastructure — 0.1%
	3,625(a)	EcoRodovias Infraestrutura e Logistica S.A.	$ 7,633
		Total Transportation Infrastructure	$ 7,633
		Water Utilities — 0.1%
	2,129	Compania de Saneamento Basico do Estado de
		Sao Paulo (A.D.R.)	$ 17,671
		Total Water Utilities	$ 17,671
		Wireless Telecommunication Services — 2.1%
	11,818	Bharti Airtel Ltd.	$ 67,672
	8,500	China Mobile, Ltd.	54,644
	6,963	MTN Group Ltd.	23,488
	285,000	Sistema PJSFC	77,386
	237	SK Telecom Co. Ltd.	48,391
		Total Wireless Telecommunication Services	$ 271,581
		TOTAL COMMON STOCKS
		(Cost $10,683,485)	$12,536,108
		TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS — 97.8%
		(Cost $10,683,485)(b)	$12,536,108
		OTHER ASSETS AND LIABILITIES — 2.2%	$ 277,370
		NET ASSETS — 100.0%	$12,813,478

The accompanying notes are an integral part of these financial statements.
Pioneer Emerging Markets Equity Fund | Annual Report | 9/30/20 23

Schedule of Investments | 9/30/20 (continued)

REIT	Real Estate Investment Trust.
(144A)
Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At September 30, 2020, the value of these securities amounted to $247,025, or 1.9% of net assets.

(A.D.R.)	American Depositary Receipts.
(G.D.R.)	Global Depositary Receipts.
†	Amount rounds to less than 0.1%.
(a)	Non-income producing security.
(b)	Distribution of investments by country of domicile (excluding temporary cash investments) as a percentage of total investments in securities, is as follows:

China	32.3%
South Korea	13.0%
Taiwan	12.5%
India	10.1%
Russia	6.7%
Hong Kong	6.3%
Brazil	5.0%
South Africa	3.5%
Mexico	1.9%
Netherlands	1.7%
Poland	1.3%
Indonesia	1.2%
Other (individually less than 1%)	4.5%
100.0%

Principal amounts are denominated in U.S. dollars (“USD”) unless otherwise noted.
BRL — Brazilian Real
MXN — Mexican Peso
Purchases and sales of securities (excluding temporary cash investments) for the year ended September 30, 2020, aggregated $17,793,378 and $6,465,830, respectively.
The Fund is permitted to engage in purchase and sale transactions (“cross trades”) with certain funds and accounts for which Amundi Pioneer Asset Management, Inc. (the “Adviser”) serves as the Fund’s investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the year ended September 30, 2020, the Fund did not engage in any cross trade activity.
At September 30, 2020, the net unrealized appreciation on investments based on cost for federal tax purposes of $10,842,221 was as follows:

Aggregate gross unrealized appreciation for all investments in which
there is an excess of value over tax cost	$2,677,136
Aggregate gross unrealized depreciation for all investments in which
there is an excess of tax cost over value	(983,249)
Net unrealized appreciation	$1,693,887

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels below.
Level 1 – quoted prices in active markets for identical securities.
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments).
The accompanying notes are an integral part of these financial statements.
24 Pioneer Emerging Markets Equity Fund | Annual Report | 9/30/20

The following is a summary of the inputs used as of September 30, 2020, in valuing the Fund’s investments:

	Level 1	Level 2	Level 3	Total
Common Stocks
Auto Components	$—	$105,210	$—	$105,210
Automobiles	—	228,330	—	228,330
Banks	285,250	794,256	—	1,079,506
Beverages	—	117,908	—	117,908
Biotechnology	—	45,154	—	45,154
Capital Markets	—	28,590	—	28,590
Chemicals	—	7,311	—	7,311
Commercial Services & Supplies	—	91,708	—	91,708
Construction & Engineering	—	201,954	—	201,954
Diversified Consumer Services	88,056	9,262	—	97,318
Diversified Financial Services	—	36,393	—	36,393
Diversified Telecommunication
Services	—	2,517	—	2,517
Electric Utilities	12,635	62,124	—	74,759
Electrical Equipment	—	37,095	—	37,095
Electronic Equipment,
Instruments & Components	—	276,216	—	276,216
Energy Equipment & Services	10,612	38,156	—	48,768
Entertainment	230,943	173,551	—	404,494
Equity Real Estate Investment
Trusts (REITs)	—	12,162	—	12,162
Food & Staples Retailing	23,360	201,856	—	225,216
Food Products	—	276,987	—	276,987
Gas Utilities	—	60,246	—	60,246
Health Care Providers & Services	—	28,575	—	28,575
Hotels, Restaurants & Leisure	—	54,147	—	54,147
Household Durables	—	105,821	—	105,821
Independent Power & Renewable
Electricity Producers	—	25,730	—	25,730
Industrial Conglomerates	—	68,625	—	68,625
Insurance	—	198,267	—	198,267
Interactive Media & Services	260,078	833,816	—	1,093,894
Internet & Direct Marketing Retail	1,545,849	725,507	—	2,271,356
IT Services	109,361	174,893	—	284,254
Leisure Products	—	47,291	—	47,291
Machinery	—	231,194	—	231,194
Metals & Mining	93,423	452,099	—	545,522
Multiline Retail	—	20,036	—	20,036
Oil, Gas & Consumable Fuels	97,530	448,380	—	545,910
Paper & Forest Products	—	25,922	—	25,922
Pharmaceuticals	—	14,752	—	14,752
Real Estate Management &
Development	—	466,556	—	466,556

The accompanying notes are an integral part of these financial statements.
Pioneer Emerging Markets Equity Fund | Annual Report | 9/30/20 25

Schedule of Investments | 9/30/20 (continued)

	Level 1	Level 2	Level 3	Total
Semiconductors & Semiconductor
Equipment	$809,484	$399,312	$—	$1,208,796
Software	—	114,219	—	114,219
Specialty Retail	—	261,647	—	261,647
Technology Hardware, Storage &
Peripherals	—	814,036	—	814,036
Textiles, Apparel & Luxury Goods	—	189,943	—	189,943
Thrifts & Mortgage Finance	—	142,395	—	142,395
Trading Companies & Distributors	—	9,648	—	9,648
Transportation Infrastructure	—	7,633	—	7,633
Wireless Telecommunication
Services	—	271,581	—	271,581
All Other Common Stocks	30,516	—	—	30,516
Total Investments in Securities	$3,597,097	$8,939,011	$—	$12,536,108

During the year ended September 30, 2020, there were no transfers between Levels 1, 2 and 3.
The accompanying notes are an integral part of these financial statements.
26 Pioneer Emerging Markets Equity Fund | Annual Report | 9/30/20

Statement of Assets and Liabilities | 9/30/20

ASSETS:
Investments in unaffiliated issuers, at value (cost $10,683,485)	$12,536,108
Cash	207,180
Foreign currencies, at value (cost $86,665)	87,299
Receivables —
Investment securities sold	31,942
Dividends	23,555
Due from the Adviser	42,929
Other assets	31,956
Total assets	$12,960,969
LIABILITIES:
Payables —
Investment securities purchased	$18,177
Trustees’ fees	254
Administrative fees	12,444
Professional fees	42,198
Printing expense	21,910
Custodian fees	31,188
Reserve for repatriation taxes	4,679
Due to affiliates
Management fees	9,869
Other due to affiliates	641
Accrued expenses	6,131
Total liabilities	$147,491
NET ASSETS:
Paid-in capital	$11,615,032
Distributable earnings	1,198,446
Net assets	$12,813,478
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
Class A (based on $4,231,505/381,909 shares)	$11.08
Class C (based on $3,688,517/334,794 shares)	$11.02
Class Y (based on $4,893,456/440,728 shares)	$11.10
MAXIMUM OFFERING PRICE PER SHARE:
Class A (based on $11.08 net asset value per share/100%-5.75%
maximum sales charge)	$11.76

The accompanying notes are an integral part of these financial statements.
Pioneer Emerging Markets Equity Fund | Annual Report | 9/30/20 27

Statement of Operations
FOR THE PERIOD FROM 10/2/19 TO 9/30/20

INVESTMENT INCOME:
Dividends from unaffiliated issuers (net of foreign
taxes withheld $29,843)	$230,145
Interest from unaffiliated issuers	2,407
Total investment income		$232,552
EXPENSES:
Management fees	$93,700
Administrative expense	50,170
Transfer agent fees
Class A	244
Class C	75
Class Y	28
Distribution fees
Class A	9,355
Class C	34,347
Shareowner communications expense	470
Custodian fees	151,905
Registration fees	20,750
Professional fees	83,026
Printing expense	63,040
Pricing fees	10,345
Trustees’ fees	7,764
Miscellaneous	6,043
Total expenses		$531,262
Less fees waived and expenses reimbursed
by the Adviser		(369,804)
Net expenses		$161,458
Net investment income		$71,094
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS:
Net realized gain (loss) on:
Investments in unaffiliated issuers	$(649,760)
Other assets and liabilities denominated in
foreign currencies	(8,571)	$(658,331)
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers (net of foreign
capital gains tax of $4,679)	$1,847,944
Other assets and liabilities denominated in
foreign currencies	596	$1,848,540
Net realized and unrealized gain (loss) on investments		$1,190,209
Net increase in net assets resulting from operations		$1,261,303

The accompanying notes are an integral part of these financial statements.
28 Pioneer Emerging Markets Equity Fund | Annual Report | 9/30/20

Statement of Changes in Net Assets

10/2/19
to
9/30/20
FROM OPERATIONS:
Net investment income (loss)	$71,094
Net realized gain (loss) on investments	(658,331)
Change in net unrealized appreciation (depreciation) on investments	1,848,540
Net increase in net assets resulting from operations	$1,261,303
DISTRIBUTIONS TO SHAREOWNERS:
Class A ($0.06) per share)	$(21,270)
Class C ($0.04) per share)	(14,728)
Class Y ($0.07) per share)	(31,140)
Total distributions to shareowners	$(67,138)
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sales of shares	$12,039,534
Reinvestment of distributions	67,138
Cost of shares repurchased	(487,359)
Net increase in net assets resulting from Fund share transactions	$11,619,313
Net increase in net assets	$12,813,478
NET ASSETS:
Beginning of period	$—
End of period	$12,813,478

The accompanying notes are an integral part of these financial statements.
Pioneer Emerging Markets Equity Fund | Annual Report | 9/30/20 29

Statement of Changes in Net Assets
(continued)

	10/2/19 to	10/2/19 to
	9/30/20	9/30/20
	Shares	Amount
Class A
Shares sold	425,930	$4,281,156
Reinvestment of distributions	1,949	21,270
Less shares repurchased	(45,970)	(453,804)
Net increase	381,909	$3,848,622
Class C
Shares sold	336,915	$3,379,378
Reinvestment of distributions	1,360	14,728
Less shares repurchased	(3,481)	(33,555)
Net increase	334,794	$3,360,551
Class Y
Shares sold	437,900	$4,379,000
Reinvestment of distributions	2,828	31,140
Less shares repurchased	—	—
Net increase	440,728	$4,410,140

The accompanying notes are an integral part of these financial statements.
30 Pioneer Emerging Markets Equity Fund | Annual Report | 9/30/20

Financial Highlights

	10/2/19 to
	9/30/20*
Class A
Net asset value, beginning of period	$10.00
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$0.07
Net realized and unrealized gain (loss) on investments	1.07
Net increase (decrease) from investment operations	$1.14
Distributions to shareowners:
Net investment income	$(0.06)
Total distributions	$(0.06)
Net increase (decrease) in net asset value	$1.08
Net asset value, end of period	$11.08
Total return (b)	11.43	%(c)
Ratio of net expenses to average net assets	1.28	%(d)
Ratio of net investment income (loss) to average net assets	0.72	%(d)
Portfolio turnover rate	61	%(c)
Net assets, end of period (in thousands)	$4,232
Ratios with no waiver of fees and assumption of expenses by
the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	4.45	%(d)
Net investment income (loss) to average net assets	(2.45	)%(d)

*     Class A commenced operations on October 2, 2019.
(a)   The per-share data presented above is based upon the average shares outstanding for the periods presented.
(b)   Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
(c)   Not annualized
(d)   Annualized
The accompanying notes are an integral part of these financial statements.
Pioneer Emerging Markets Equity Fund | Annual Report | 9/30/20 31

Financial Highlights (continued)

	10/2/19 to
	9/30/20*
Class C
Net asset value, beginning of period	$10.00
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$(0.00	)(b)
Net realized and unrealized gain (loss) on investments	1.06
Net increase (decrease) from investment operations	$1.06
Distributions to shareowners:
Net investment income	$(0.04)
Total distributions	$(0.04)
Net increase (decrease) in net asset value	$1.02
Net asset value, end of period	$11.02
Total return (c)	10.66	%(d)
Ratio of net expenses to average net assets	2.01	%(e)
Ratio of net investment income (loss) to average net assets	(0.02	)%(e)
Portfolio turnover rate	61	%(d)
Net assets, end of period (in thousands)	$3,689
Ratios with no waiver of fees and assumption of expenses by
the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	5.17	%(e)
Net investment income (loss) to average net assets	(3.18	)%(e)

*     Class C commenced operations on October 2, 2019.
(a)   The per-share data presented above is based upon the average shares outstanding for the periods presented.
(b)   Amount rounds to less than $0.01 or $(0.01) per-share.
(c)   Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
(d)   Not annualized
(e)   Annualized
The accompanying notes are an integral part of these financial statements.
32 Pioneer Emerging Markets Equity Fund | Annual Report | 9/30/20

	10/2/19 to
	9/30/20*
Class Y
Net asset value, beginning of period	$10.00
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$0.10
Net realized and unrealized gain (loss) on investments	1.07
Net increase (decrease) from investment operations	$1.17
Distributions to shareowners:
Net investment income	$(0.07)
Total distributions	$(0.07)
Net increase (decrease) in net asset value	$1.10
Net asset value, end of period	$11.10
Total return (b)	11.72	%(c)
Ratio of net expenses to average net assets	0.99	%(d)
Ratio of net investment income (loss) to average net assets	0.99	%(d)
Portfolio turnover rate	61	%(c)
Net assets, end of period (in thousands)	$4,893
Ratios with no waiver of fees and assumption of expenses by
the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	4.16	%(d)
Net investment income (loss) to average net assets	(2.18	)%(d)

*     Class Y commenced operations on October 2, 2019.
(a)   The per-share data presented above is based upon the average shares outstanding for the periods presented.
(b)   Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
(c)   Not annualized
(d)   Annualized
The accompanying notes are an integral part of these financial statements.
Pioneer Emerging Markets Equity Fund | Annual Report | 9/30/20 33

Notes to Financial Statements | 9/30/20
1. Organization and Significant Accounting Policies
Pioneer Emerging Markets Equity Fund (the “Fund”) is one of two portfolios comprising Pioneer Series Trust XIV, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open end management investment company. The Fund’s investment objective is to seek long-term capital growth.
The Fund offers four classes of shares designated as Class A, Class C, Class K and Class Y shares. Class A, Class C and Class Y commenced operations on October 2, 2019. Class K has not yet commenced operations. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareowner approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareowner’s voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.
Amundi Pioneer Asset Management, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi USA, Inc., serves as the Fund’s investment adviser (the “Adviser”). Amundi Pioneer Distributor, Inc., an affiliate of Amundi Pioneer Asset Management, Inc., serves as the Fund’s distributor (the “Distributor”).
The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. GAAP. U.S. GAAP requires the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.
34 Pioneer Emerging Markets Equity Fund | Annual Report | 9/30/20

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:
A.   Security Valuation
The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (“NYSE”) is open, as of the close of regular trading on the NYSE.
Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.
The principal exchanges and markets for non-U.S. equity securities have closing times prior to the close of the NYSE. However, the value of these securities may be influenced by changes in global markets occurring after the closing times of the local exchanges and markets up to the time the Fund determines its net asset value. Consequently, the Fund uses a fair value model developed by an independent pricing service to value non-U.S. equity securities. On a daily basis, the pricing service recommends changes, based on a proprietary model, to the closing market prices of each non-U.S. security held by the Fund to reflect the security’s fair value at the time the Fund determines its net asset value. The Fund applies these recommendations in accordance with procedures approved by the Board of Trustees.
Forward foreign currency exchange contracts are valued daily using the foreign exchange rate or, for longer term forward contract positions, the spot currency rate and the forward points on a daily basis, in each case provided by a third party pricing service. Contracts whose forward settlement date falls between two quoted days are valued by interpolation.
Securities for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Fund’s Board of Trustees. The Adviser’s fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser’s fair valuation team is
Pioneer Emerging Markets Equity Fund | Annual Report | 9/30/20 35

responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.
Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund’s net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund’s securities may differ significantly from exchange prices, and such differences could be material.
At September 30, 2020, no securities were valued using fair value methods (other than securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance industry pricing model).
B.   Investment Income and Transactions
Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence.
Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.
Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.
Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.
C.   Foreign Currency Translation
The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.
36 Pioneer Emerging Markets Equity Fund | Annual Report | 9/30/20

Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency exchange contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.
D.   Federal Income Taxes
It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of September 30, 2020, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.
In determining the daily net asset value, the Fund estimates the reserve for the repatriation of taxes, if any, associated with its investments in certain countries. The estimated reserve for capital gains is based on the net unrealized appreciation on certain portfolio securities, the holding period of such securities and the related tax rates, tax loss carryforwards (if applicable) and other such factors. As of September 30, 2020, the Fund had accrued $4,679 in reserve for repatriation taxes related to capital gains.
The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.
At September 30, 2020, the Fund was permitted to carry forward indefinitely $543,180 of short-term losses.
Pioneer Emerging Markets Equity Fund | Annual Report | 9/30/20 37

The tax character of distributions paid during the year ended September 30, 2020, was as follows:

2020
Distributions paid from:
Ordinary income	$67,138
Total	$67,138

The following shows the components of distributable earnings (losses) on a federal income tax basis at September 30, 2020:

2020
Distributable earnings:
Undistributed ordinary income	$51,822
Capital loss carryforward	(543,180)
Unrealized appreciation	1,689,804
Total	$1,198,446

The difference between book-basis and tax-basis net unrealized appreciation is attributable to the tax deferral of losses on wash sales and adjustments relating to passive foreign investment companies.
E.    Fund Shares
The Fund records sales and repurchases of its shares as of trade date. The Distributor earned $220 in underwriting commissions on the sale of Class A shares during the year ended September 30, 2020.
F.    Class Allocations
Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.
Distribution fees are calculated based on the average daily net asset value attributable to Class A and Class C shares of the Fund, respectively (see Note 4). Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund’s transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).
Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C and Class Y shares can reflect different transfer agent and distribution expense rates.
38 Pioneer Emerging Markets Equity Fund | Annual Report | 9/30/20

G.   Risks
The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, the spread of infectious illness or other public health issues, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.
At times, the Fund’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund’s investments in foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions and the imposition of adverse governmental laws or currency exchange restrictions. Lack of information and less market regulation also may affect the value of these securities. Withholding and other non-U.S. taxes may decrease the Fund’s return. Non-U.S. issuers may be located in parts of the world that have historically been prone to natural disasters. Investing in depositary receipts is subject to many of the same risks as investing directly in non-U.S. issuers. Depositary receipts may involve higher expenses and may trade at a discount (or premium) to the underlying security. The Fund may invest a substantial amount of its assets in issuers located in a limited number of countries and therefore is susceptible to adverse economic, political or regulatory developments affecting those countries.
With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Fund’s Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as Brown Brothers Harriman & Co., the Fund’s custodian and accounting agent, and DST Asset Manager Solutions, Inc., the Fund’s transfer agent. In addition, many beneficial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Fund nor Amundi exercises control.
Pioneer Emerging Markets Equity Fund | Annual Report | 9/30/20 39

Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at Amundi or the Fund’s service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of Fund shareowners to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.
COVID-19
The respiratory illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the Fund’s investments. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, will not be known for some time. The consequences of high public debt, including its future impact on the economy and securities markets, likewise may not be known for some time.
The Fund’s prospectus contains unaudited information regarding the Fund’s principal risks. Please refer to that document when considering the Fund’s principal risks.
40 Pioneer Emerging Markets Equity Fund | Annual Report | 9/30/20

2. Management Agreement
The Adviser manages the Fund’s portfolio. Management fees are calculated daily and paid monthly at the annual rate of 0.80% of the fund’s average daily net assets up to $1 billion and 0.75% of the fund’s average daily net assets over $1 billion. For the year ended September 30, 2020, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.80% of the Fund’s average daily net assets.
The Adviser has contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all fund expenses other than extraordinary expenses, such as litigation, taxes, brokerage commissions and acquired fund fees and expenses) of the Fund to the extent required to reduce Fund expenses to 1.30%, 2.05% and 0.99% of the average daily net assets attributable to Class A, Class C and Class Y shares, respectively. Fees waived and expenses reimbursed during the year ended September 30, 2020 are reflected on the Statement of Operations. These expense limitations are in effect through February 1, 2022. There can be no assurance that the Adviser will extend the expense limitation agreement for a class of shares beyond the date referred to above.
In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $9,874 in management fees, administrative costs and certain other reimbursements payable to the Adviser at September 30, 2020.
3. Transfer Agent
DST Asset Manager Solutions, Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund’s omnibus relationship contracts.
In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareowner communications activities such as proxy and statement mailings, and outgoing phone calls. For the year ended September 30, 2020, such out-of-pocket expenses by class of shares were as follows:

Shareowner Communications:
Class A	$446
Class C	12
Class Y	12
Total	$470

Pioneer Emerging Markets Equity Fund | Annual Report | 9/30/20 41

4. Distribution and Service Plans
The Fund has adopted a distribution plan (the “Plan”) pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class C. Pursuant to the Plan, the Fund pays the Distributor 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays the Distributor 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Pursuant to the Plan, the Fund further pays for the distribution services. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $636 in distribution fees payable to the Distributor at September 30, 2020.
In addition, redemptions of Class A and Class C shares may be subject to a contingent deferred sales charge (“CDSC”). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSCs are paid to the Distributor. For the year ended September 30, 2020, no CDSCs were paid to the Distributor.
5. Subsequent Event
On November 19, 2020, Amundi Pioneer Asset Management announced it will be rebranding the US business of Amundi as Amundi US effective January 1, 2021. The new brand identity will replace Amundi Pioneer, which was first adopted in July 2017 following the acquisition of Pioneer Investments by Amundi. In connection with these changes, Amundi Pioneer Asset Management. Inc., the investment adviser to the Pioneer funds, will change its name to Amundi Asset Management US, Inc. In addition, Amundi Pioneer Distributor, Inc., the Pioneer funds’ distributor, will change its name to Amundi Distributor US, Inc. The names of the Pioneer funds will not change in connection with this rebranding.
42 Pioneer Emerging Markets Equity Fund | Annual Report | 9/30/20

Report of Independent Registered Public
Accounting Firm

To the Board of Trustees of Pioneer Series Trust XIV and the Shareowners of
Pioneer Emerging Markets Equity Fund:

Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Pioneer Emerging Markets Equity Fund (the “Fund”) (one of the funds constituting Pioneer Series Trust XIV (the “Trust”)), including the schedule of investments, as of September 30, 2020, and the related statements of operations, changes in net assets and the financial highlights for the period from October 2, 2019 (commencement of operations) through September 30, 2020 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of Pioneer Emerging Markets Equity Fund at September 30, 2020, and the results of its operations, the changes in its net assets and its financial highlights for the period from October 2, 2019 (commencement of operations) through September 30, 2020, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Pioneer Emerging Markets Equity Fund | Annual Report | 9/30/20 43

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2020 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.
We have served as the auditor of one or more Amundi Pioneer investment companies since 2017.
Boston, Massachusetts
November 25, 2020
44 Pioneer Emerging Markets Equity Fund | Annual Report | 9/30/20

ADDITIONAL INFORMATION (unaudited)
For the fiscal year ending September 30, 2020, the Fund has elected to pass through foreign tax credits of $28,483.

Pioneer Emerging Markets Equity Fund | Annual Report | 9/30/20 45

Statement Regarding Liquidity Risk Management Program
As required by law, the Fund has adopted and implemented a liquidity risk management program (the “Program”) that is designed to assess and manage liquidity risk. Liquidity risk is the risk that the Fund could not meet requests to redeem its shares without significant dilution of remaining investors’ interests in the Fund. The Fund’s Board of Trustees designated a liquidity risk management committee (the “Committee”) consisting of employees of Amundi Pioneer Asset Management, Inc. (the “Adviser”) to administer the Program.
The Committee provided the Board of Trustees with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation (the “Report”). The Report covered the period from December 1, 2018 through March 31, 2020 (the “Reporting Period”).
The Report confirmed that, throughout the Reporting Period, the Committee had monitored the Fund’s portfolio liquidity and liquidity risk on an ongoing basis, as described in the Program and in Board reporting throughout the Reporting Period.
The Report discussed the Committee’s annual review of the Program, which addressed, among other things, the following elements of the Program:
The Committee reviewed the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. The Committee noted that the Fund’s investment strategy continues to be appropriate for an open-end fund, taking into account, among other things, whether and to what extent the Fund held less liquid and illiquid assets and the extent to which any such investments affected the Fund’s ability to meet redemption requests. In managing and reviewing the Fund’s liquidity risk, the Committee also considered the extent to which the Fund’s investment strategy involves a relatively concentrated portfolio or large positions in particular issuers, the extent to which the Fund uses borrowing for investment purposes, and the extent to which the Fund uses derivatives (including for hedging purposes). The Committee also reviewed the Fund’s short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. In assessing the Fund’s cash flow projections, the Committee considered, among other factors, historical net redemption activity,
46 Pioneer Emerging Markets Equity Fund | Annual Report | 9/30/20

redemption policies, ownership concentration, distribution channels, and the degree of certainty associated with the Fund’s short-term and long-term cash flow projections. The Committee also considered the Fund’s holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources, including, if applicable, the Fund’s participation in a credit facility, as components of the Fund’s ability to meet redemption requests. The Fund has adopted an in-kind redemption policy which may be utilized to meet larger redemption requests.
The Committee reviewed the Program’s liquidity classification methodology for categorizing the Fund’s investments into one of four liquidity buckets. In reviewing the Fund’s investments, the Committee considered, among other factors, whether trading varying portions of a position in a particular portfolio investment or asset class in sizes the Fund would reasonably anticipate trading, would be reasonably expected to significantly affect liquidity.
The Committee performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum, and determined that no such minimum is required because the Fund primarily holds highly liquid investments.
The Report stated that the Committee concluded the Program operates adequately and effectively, in all material respects, to assess and manage the Fund’s liquidity risk throughout the Reporting Period.
Pioneer Emerging Markets Equity Fund | Annual Report | 9/30/20 47

Approval of Investment Management Agreement
Amundi Pioneer Asset Management, Inc. (“APAM”) serves as the investment adviser to Pioneer International Equity Fund (the “Fund”) pursuant to an investment management agreement between APAM and the Fund. In order for APAM to remain the investment adviser of the Fund, the Trustees of the Fund must determine annually whether to renew the investment management agreement for the Fund.
The contract review process began in January 2020 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. Contract review materials were provided to the Trustees in March 2020, July 2020 and September 2020. In addition, the Trustees reviewed and discussed the Fund’s performance at regularly scheduled meetings throughout the year, and took into account other information related to the Fund provided to the Trustees at regularly scheduled meetings, in connection with the review of the Fund’s investment management agreement.
In March 2020, the Trustees, among other things, discussed the memorandum provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the investment management agreement, and reviewed and discussed the qualifications of the investment management teams for the Fund, as well as the level of investment by the Fund’s portfolio managers in the Fund. In July 2020, the Trustees, among other things, reviewed the Fund’s management fees and total expense ratios, the financial statements of APAM and its parent companies, profitability analyses provided by APAM, and analyses from APAM as to possible economies of scale. The Trustees also reviewed the profitability of the institutional business of APAM and APAM’s affiliate, Amundi Pioneer Institutional Asset Management, Inc. (“APIAM” and, together with APAM, “Amundi”), as compared to that of APAM’s fund management business, and considered the differences between the fees and expenses of the Fund and the fees and expenses of APAM’s and APIAM’s institutional accounts, as well as the different services provided by APAM to the Fund and by APAM and APIAM to the institutional accounts. The Trustees further considered contract review materials, including additional materials received in response to the Trustees’ request, in September 2020.
At a meeting held on September 15, 2020, based on their evaluation of the information provided by APAM and third parties, the Trustees of the Fund, including the Independent Trustees voting separately, unanimously
48 Pioneer Emerging Markets Equity Fund | Annual Report | 9/30/20

approved the renewal of the investment management agreement for another year. In approving the renewal of the investment management agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.
Nature, Extent and Quality of Services
The Trustees considered the nature, extent and quality of the services that had been provided by APAM to the Fund, taking into account the investment objective and strategy of the Fund. The Trustees also reviewed APAM’s investment approach for the Fund and its research process. The Trustees considered the resources of APAM and the personnel of APAM who provide investment management services to the Fund. They also reviewed the amount of non-Fund assets managed by the portfolio managers of the Fund. They considered the non-investment resources and personnel of APAM that are involved in APAM’s services to the Fund, including APAM’s compliance, risk management, and legal resources and personnel. The Trustees noted the substantial attention and high priority given by APAM’s senior management to the Pioneer Fund complex. The Trustees considered the implementation and effectiveness of APAM’s business continuity plan in response to the COVID-19 pandemic.
The Trustees considered that APAM supervises and monitors the performance of the Fund’s service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund’s business management and operations. The Trustees also considered that, as administrator, APAM is responsible for the administration of the Fund’s business and other affairs. The Trustees considered the fees paid to APAM for the provision of administration services.
Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by APAM to the Fund were satisfactory and consistent with the terms of the investment management agreement.
Performance of the Fund
In considering the Fund’s performance, the Trustees regularly review and discuss throughout the year data prepared by APAM and information comparing the Fund’s performance with the performance of its peer group of funds, as classified by Morningstar, Inc. (Morningstar), and with the performance of the Fund’s benchmark index. They also discuss the Fund’s
Pioneer Emerging Markets Equity Fund | Annual Report | 9/30/20 49

performance with APAM on a regular basis. The Trustees’ regular reviews and discussions were factored into the Trustees’ deliberations concerning the renewal of the investment management agreement.
Management Fee and Expenses
The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees and the expense ratios of a peer group of funds. The peer group comparisons referred to below are organized in quintiles. Each quintile represents one-fifth of the peer group. In all peer group comparisons referred to below, first quintile is most favorable to the Fund’s shareowners. The Trustees noted that they separately review and consider the impact of the Fund’s transfer agency and Fund- and APAM-paid expenses for sub-transfer agency and intermediary arrangements, and that the results of the most recent such review were considered in the consideration of the Fund’s expense ratio.
The Trustees noted that comparative information was not available for this Fund as the Fund commenced operations on October 1, 2019. In initially approving the Fund’s management fee, the Trustees considered information compiled by Strategic Insight Simfund, an independent third party, to compare the Fund’s proposed management fee and anticipated expense ratio with a peer group of funds included in the Morningstar Diversified Emerging Markets Equity category (excluding quantitative funds and index funds). The Trustees considered that the Fund’s proposed management fee would rank in the first quartile of the peer group. The Trustees also considered that the Fund’s anticipated net expense ratio would rank in the first quartile of the peer group. The Trustees noted that APAM had agreed to waive fees and/or reimburse expenses in order to limit the ordinary operating expenses of the Fund.
The Trustees reviewed management fees charged by APAM and APIAM to institutional and other clients, including publicly offered European funds sponsored by APAM’s affiliates, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered APAM’s costs in providing services to the Fund and APAM’s and APIAM’s costs in providing services to the other clients and considered the differences in management fees and profit margins for fund and non-fund services. In evaluating the fees associated with APAM’s and APIAM’s client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and other client accounts. The Trustees noted that, in some instances, the fee rates for those clients were lower than the management fee for the Fund and considered that, under the investment
50 Pioneer Emerging Markets Equity Fund | Annual Report | 9/30/20

management agreement with the Fund, APAM performs additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund’s other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject. The Trustees also considered the entrepreneurial risks associated with APAM’s management of the Fund.
The Trustees concluded that the management fee payable by the Fund to APAM was reasonable in relation to the nature and quality of the services provided by APAM.
Profitability
The Trustees considered information provided by APAM regarding the profitability of APAM with respect to the advisory services provided by APAM to the Fund, including the methodology used by APAM in allocating certain of its costs to the management of the Fund. The Trustees also considered APAM’s profit margin in connection with the overall operation of the Fund. They further reviewed the financial results, including the profit margins, realized by APAM and APIAM from non-fund businesses. The Trustees considered APAM’s profit margins in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that APAM’s profitability with respect to the management of the Fund was not unreasonable.
Economies of Scale
The Trustees considered APAM’s views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with the Fund and Fund shareholders. The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by APAM in research and analytical capabilities and APAM’s commitment and resource allocation to the Fund. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons including due to reductions in expenses. The Trustees concluded that economies of scale, if any, were being appropriately shared with the Fund.
Pioneer Emerging Markets Equity Fund | Annual Report | 9/30/20 51

Other Benefits
The Trustees considered the other benefits that APAM enjoys from its relationship with the Fund. The Trustees considered the character and amount of fees paid or to be paid by the Fund, other than under the investment management agreement, for services provided by APAM and its affiliates. The Trustees further considered the revenues and profitability of APAM’s businesses other than the Fund business. To the extent applicable, the Trustees also considered the benefits to the Fund and to APAM and its affiliates from the use of “soft” commission dollars generated by the Fund to pay for research and brokerage services.
The Trustees considered that Amundi is the principal U.S. asset management business of Amundi, which is one of the largest asset managers globally. Amundi’s worldwide asset management business manages over $1.7 trillion in assets (including the Pioneer Funds). The Trustees considered that APAM’s relationship with Amundi creates potential opportunities for APAM, APIAM and Amundi that derive from APAM’s relationships with the Fund, including Amundi’s ability to market the services of APAM globally. The Trustees noted that APAM has access to additional research and portfolio management capabilities as a result of its relationship with Amundi and Amundi’s enhanced global presence that may contribute to an increase in the resources available to APAM. The Trustees considered that APAM and the Fund receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Fund, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by APAM as a result of its relationship with the Fund were reasonable.
Conclusion
After consideration of the factors described above as well as other factors, the Trustees, including the Independent Trustees, concluded that the investment management agreement for the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment management agreement.
52 Pioneer Emerging Markets Equity Fund | Annual Report | 9/30/20

Trustees, Officers and Service Providers

Investment Adviser and Administrator
Amundi Pioneer Asset Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Amundi Pioneer Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Transfer Agent
DST Asset Manager Solutions, Inc.
Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundipioneer.com/us. This information is also available on the Securities and Exchange Commission’s web site at www.sec.gov.
Trustees and Officers
The Fund’s Trustees and officers are listed below, together with their principal occupations and other directorships they have held during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of each of the 45 U.S. registered investment portfolios for which Amundi serves as investment adviser (the “Pioneer Funds”). The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.
The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.
Pioneer Emerging Markets Equity Fund | Annual Report | 9/30/20 53

Independent Trustees

Name, Age and Position	Term of Office and		Other Directorships
Held With the Fund	Length of Service	Principal Occupation	Held by Trustee
Thomas J. Perna (69) Chairman of the Board and Trustee	Trustee since 2019. Serves until a successor trustee is elected or earlier retirement or removal.
Private investor (2004 – 2008 and 2013 – present); Chairman (2008 – 2013) and Chief Executive Officer (2008 – 2012), Quadriserv, Inc. (technology products for securities lending industry); and Senior Executive Vice President, The Bank of New York (financial and securities services) (1986 – 2004)

Director, Broadridge Financial Solutions, Inc. (investor
communications and securities processing provider for financial services industry) (2009 – present); Director, Quadriserv, Inc. (2005 – 2013); and Commissioner, New Jersey State Civil Service Commission (2011 – 2015)

John E. Baumgardner, Jr. (69) Trustee	Trustee since 2019. Serves until a successor trustee is elected or earlier retirement or removal.	Of Counsel (2019 – present), Partner (1983-2018), Sullivan & Cromwell LLP (law firm).	Chairman, The Lakeville Journal Company, LLC, (privately-held community newspaper group) (2015-present)
Diane Durnin (63) Trustee	Trustee since 2019. Serves until a successor trustee is elected or earlier retirement or removal.
Managing Director - Head of Product Strategy and Development, BNY Mellon Investment Management (investment management firm) (2012-2018); Vice Chairman – The Dreyfus Corporation (2005 – 2018): Executive Vice President Head of Product, BNY Mellon Investment Management (2007-2012); Executive Director- Product Strategy, Mellon Asset Management (2005-2007); Executive Vice President Head of Products, Marketing and Client Service, Dreyfus Corporation (investment management firm) (2000-2005); and Senior Vice President Strategic Product and Business Development, Dreyfus Corporation (1994-2000)
None

54 Pioneer Emerging Markets Equity Fund | Annual Report | 9/30/20

Name, Age and Position	Term of Office and		Other Directorships
Held With the Fund	Length of Service	Principal Occupation	Held by Trustee
Benjamin M. Friedman (76) Trustee	Trustee since 2019. Serves until a successor trustee is elected or earlier retirement or removal.	William Joseph Maier Professor of Political Economy, Harvard University (1972 – present)	Trustee, Mellon Institutional Funds Investment Trust and Mellon Institutional Funds Master Portfolio (oversaw 17 portfolios in fund complex) (1989 - 2008)
Lorraine H. Monchak (64) Trustee	Trustee since 2019. (Advisory Trustee from 2014 - 2017). Serves until a successor trustee is elected or earlier retirement or removal.
Chief Investment Officer, 1199 SEIU Funds (healthcare workers union pension funds) (2001 – present); Vice President – International Investments Group, American International Group, Inc. (insurance company) (1993 – 2001); Vice President – Corporate Finance and Treasury Group, Citibank, N.A. (1980 – 1986 and 1990 – 1993); Vice President – Asset/Liability Management Group, Federal Farm Funding Corporation (government-sponsored issuer of debt securities) (1988 – 1990); Mortgage Strategies Group, Shearson Lehman Hutton, Inc. (investment bank) (1987 – 1988); and Mortgage Strategies Group, Drexel Burnham Lambert, Ltd. (investment bank) (1986 – 1987)
None
Marguerite A. Piret (72) Trustee	Trustee since 2019. Serves until a successor trustee is elected or earlier retirement or removal.
Chief Financial Officer, American Ag Energy, Inc. (controlled environment and agriculture company) (2016 – present); and President and Chief Executive Officer, Metric Financial Inc. (formerly known as Newbury Piret Company) (investment banking firm) (1981 – 2019)
Director of New America High Income Fund, Inc. (closed-end investment company) (2004 – present); and Member, Board of Governors, Investment Company Institute (2000 – 2006)

Pioneer Emerging Markets Equity Fund | Annual Report | 9/30/20 55

Independent Trustees (continued)

Name, Age and Position	Term of Office and		Other Directorships
Held With the Fund	Length of Service	Principal Occupation	Held by Trustee
Fred J. Ricciardi (73) Trustee	Trustee since 2019. Serves until a successor trustee is elected or earlier retirement or removal.
Private investor (2020 – present); Consultant (investment company services) (2012 – 2020); Executive Vice President, BNY Mellon (financial and investment company services) (1969 – 2012); Director, BNY International Financing Corp. (financial services) (2002 – 2012); Director, Mellon Overseas Investment Corp. (financial services) (2009 – 2012); Director, Financial Models (technology) (2005-2007); Director, BNY Hamilton Funds, Ireland (offshore investment companies) (2004-2007); Chairman/Director, AIB/BNY Securities Services, Ltd., Ireland (financial services) (1999-2006); and Chairman, BNY Alternative Investment Services, Inc. (financial services) (2005-2007)
None

56 Pioneer Emerging Markets Equity Fund | Annual Report | 9/30/20

Interested Trustees

Name, Age and Position	Term of Office and		Other Directorships
Held With the Fund	Length of Service	Principal Occupation	Held by Trustee
Lisa M. Jones (58)*	Trustee since 2019.	Director, CEO and President of Amundi Pioneer Asset Management USA,	None
Trustee, President and	Serves until a successor	Inc. (investment management firm) (since September 2014); Director, CEO
Chief Executive Officer	trustee is elected or	and President of Amundi Pioneer Asset Management, Inc. (since September
	earlier retirement	2014); Director, CEO and President of Amundi Pioneer Distributor, Inc. (since
	or removal	September 2014); Director, CEO and President of Amundi Pioneer Institutional
Asset Management, Inc. (since September 2014); Chair, Amundi Pioneer
Asset Management USA, Inc., Amundi Pioneer Distributor, Inc. and Amundi
Pioneer Institutional Asset Management, Inc. (September 2014 – 2018);
Managing Director, Morgan Stanley Investment Management (investment management firm) (2010 – 2013); Director of Institutional Business, CEO of
International, Eaton Vance Management (investment management firm)
(2005 – 2010); and Director of Amundi USA, Inc. (since 2017)
Kenneth J. Taubes (62)*	Trustee since 2019.	Director and Executive Vice President (since 2008) and Chief Investment	None
Trustee	Serves until a successor	Officer, U.S. (since 2010) of Amundi Pioneer Asset Management USA, Inc.
	trustee is elected or	(investment management firm); Director and Executive Vice President and
	earlier retirement	Chief Investment Officer, U.S. of Amundi (since 2008); Executive Vice
	or removal	President and Chief Investment Officer, U.S. of Amundi Pioneer Institutional
Asset Management, Inc. (since 2009); Portfolio Manager of Amundi (since
1999); and Director of Amundi USA, Inc. (since 2017)

*  Ms. Jones and Mr. Taubes are Interested Trustees because they are officers or directors of the Fund’s investment adviser and certain of its affiliates.
Pioneer Emerging Markets Equity Fund | Annual Report | 9/30/20 57

Fund Officers

Name, Age and Position	Term of Office and		Other Directorships
Held With the Fund	Length of Service	Principal Occupation	Held by Officer
Christopher J. Kelley (55)	Since 2019. Serves at	Vice President and Associate General Counsel of Amundi since January	None
Secretary and Chief	the discretion of	2008; Secretary and Chief Legal Officer of all of the Pioneer Funds
Legal Officer	the Board	since June 2010; Assistant Secretary of all of the Pioneer Funds from
September 2003 to May 2010; and Vice President and Senior Counsel of
Amundi from July 2002 to December 2007
Carol B. Hannigan (59)	Since 2019. Serves at	Fund Governance Director of Amundi since December 2006 and Assistant	None
Assistant Secretary	the discretion of	Secretary of all the Pioneer Funds since June 2010; Manager – Fund
	the Board	Governance of Amundi from December 2003 to November 2006;
and Senior Paralegal of Amundi from January 2000 to November 2003
Thomas Reyes (57)	Since 2019. Serves at	Assistant General Counsel of Amundi since May 2013 and Assistant	None
Assistant Secretary	the discretion of	Secretary of all the Pioneer Funds since June 2010; and Counsel of Amundi
	the Board	Pioneer from June 2007 to May 2013
Mark E. Bradley (60)	Since 2019. Serves at	Vice President – Fund Treasury of Amundi; Treasurer of all of the Pioneer	None
Treasurer and Chief	the discretion of	Funds since March 2008; Deputy Treasurer of Amundi from
Financial and	the Board	March 2004 to February 2008; and Assistant Treasurer of all of the
Accounting Officer		Funds from March 2004 to February 2008
Luis I. Presutti (55)	Since 2019. Serves at	Director – Fund Treasury of Amundi; and Assistant Treasurer of all of	None
Assistant Treasurer	the discretion of	the Pioneer Funds
the Board
Gary Sullivan (62)	Since 2019. Serves at	Senior Manager – Fund Treasury of Amundi; and Assistant Treasurer	None
Assistant Treasurer	the discretion of	of all of the Pioneer Funds
the Board

58 Pioneer Emerging Markets Equity Fund | Annual Report | 9/30/20

Name, Age and Position	Term of Office and		Other Directorships
Held With the Fund	Length of Service	Principal Occupation	Held by Officer
Antonio Furtado (38)	Since 2020. Serves at	Fund Oversight Manager – Fund Treasury of Amundi; and Assistant	None
Assistant Treasurer	the discretion of	Treasurer of all of the Pioneer Funds
the Board
John Malone (49)	Since 2019. Serves at	Managing Director, Chief Compliance Officer of Amundi Pioneer Asset	None
Chief Compliance Officer	the discretion of	Management; Amundi Pioneer Institutional Asset Management, Inc.; and
	the Board	the Pioneer Funds since September 2018; and Chief Compliance Officer of Amundi Pioneer Distributor, Inc. since January 2014.
Kelly O’Donnell (49)	Since 2019. Serves at	Vice President – Amundi Pioneer Asset Management; and Anti-Money	None
Anti-Money Laundering	the discretion of	Laundering Officer of all the Pioneer Funds since 2006
Officer	the Board

Pioneer Emerging Markets Equity Fund | Annual Report | 9/30/20 59

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60 Pioneer Emerging Markets Equity Fund | Annual Report | 9/30/20

How to Contact Amundi
We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms	1-800-225-6292

FactFoneSM for automated fund yields, prices,
account information and transactions	1-800-225-4321

Retirement plans information	1-800-622-0176

Write to us:
Amundi
P.O. Box 219427
Kansas City, MO 64121-9427

Our toll-free fax	1-800-225-4240

Our internet e-mail address	us.askamundipioneer@amundipioneer.com
(for general questions about Amundi only)

Visit our web site: www.amundipioneer.com/us

This report must be preceded or accompanied by a prospectus.
The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s web site at https://www.sec.gov.

Amundi Pioneer Asset Management, Inc.
60 State Street
Boston, MA 02109
www.amundipioneer.com/us

Securities offered through Amundi Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
© 2020 Amundi Pioneer Asset Management 32311-00-1120

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.  If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3) Compliance with applicable governmental laws, rules, and regulations;

(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant’s Internet address and such intention.

Not applicable.

(f) The registrant must:

(1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

(2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

(3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made. See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1)  Disclose that the registrant’s board of trustees has determined that the registrant either:

(i)  Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert.

      (2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

(i)  Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Mr. Fred J. Ricciardi, an independent trustee, is such an audit committee financial expert.

(3) If the registrant provides the disclosure required by paragraph (a)(1) (ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

The audit fees for the Trust were $124,680 payable to Ernst & Young LLP for the year ended September 30, 2020 and $114,000 for the year ended September 30, 2019.

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no audit-related services in 2020 or 2019.

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

The tax fees for the Trust were $25,293 payable to Ernst & Young LLP for the year ended September 30, 2020 and $18,143 for the year ended September 30, 2019.

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no other fees in 2020 or 2019.

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

PIONEER FUNDS
APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
PROVIDED BY THE INDEPENDENT AUDITOR

SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Amundi Pioneer Asset Management, Inc, the audit committee and the independent auditors.

The Funds recognize that a Fund’s independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund’s independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund’s independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

SECTION II - POLICY

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES

I. AUDIT SERVICES	Services that are directly	o Accounting research assistance
	related to performing the	o SEC consultation, registration
	independent audit of the Funds	statements, and reporting
o Tax accrual related matters
o Implementation of new accounting standards
o Compliance letters (e.g. rating agency letters)
o Regulatory reviews and assistance
regarding financial matters
o Semi-annual reviews (if requested)
o Comfort letters for closed end offerings
II. AUDIT-RELATED	Services which are not	o AICPA attest and agreed-upon procedures
SERVICES	prohibited under Rule	o Technology control assessments
	210.2-01(C)(4) (the “Rule”)	o Financial reporting control assessments
	and are related extensions of	o Enterprise security architecture
	the audit services support the	assessment
audit, or use the knowledge/expertise
gained from the audit procedures as a
foundation to complete the project.
In most cases, if the Audit-Related
Services are not performed by the
Audit firm, the scope of the Audit
Services would likely increase.
The Services are typically well-defined
and governed by accounting
professional standards (AICPA,
SEC, etc.)

AUDIT COMMITTEE APPROVAL POLICY		AUDIT COMMITTEE REPORTING POLICY
o “One-time” pre-approval		o A summary of all such
for the audit period for all		services and related fees
pre-approved specific service		reported at each regularly
subcategories. Approval of the		scheduled Audit Committee
independent auditors as		meeting.
auditors for a Fund shall
constitute pre approval for
these services.

o “One-time” pre-approval		o A summary of all such
for the fund fiscal year within		services and related fees
a specified dollar limit		(including comparison to
for all pre-approved		specified dollar limits)
specific service subcategories		reported quarterly.

o Specific approval is
needed to exceed the
pre-approved dollar limit for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for Audit-Related
Services not denoted as
“pre-approved”, or
to add a specific service
subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE
SUBCATEGORIES
III. TAX SERVICES	Services which are not	o Tax planning and support
	prohibited by the Rule,	o Tax controversy assistance
	if an officer of the Fund	o Tax compliance, tax returns, excise
	determines that using the	tax returns and support
	Fund’s auditor to provide	o Tax opinions
these services creates
significant synergy in
the form of efficiency,
minimized disruption, or
the ability to maintain a
desired level of
confidentiality.

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o “One-time” pre-approval	o A summary of
for the fund fiscal year	all such services and
within a specified dollar limit	related fees
(including comparison
to specified dollar
limits) reported
quarterly.

o Specific approval is
needed to exceed the
pre-approved dollar limits for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for tax services not
denoted as pre-approved, or to
add a specific service subcategory as
“pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE
SUBCATEGORIES
IV. OTHER SERVICES	Services which are not	o Business Risk Management support
	prohibited by the Rule,	o Other control and regulatory
A. SYNERGISTIC,	if an officer of the Fund	compliance projects
UNIQUE QUALIFICATIONS	determines that using the
Fund’s auditor to provide
these services creates
significant synergy in
the form of efficiency,
minimized disruption,
the ability to maintain a
desired level of
confidentiality, or where
the Fund’s auditors
posses unique or superior
qualifications to provide
these services, resulting
in superior value and
results for the Fund.

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o “One-time” pre-approval	o A summary of
for the fund fiscal year within	all such services and
a specified dollar limit	related fees
(including comparison
to specified dollar
limits) reported
quarterly.
o Specific approval is
needed to exceed the
pre-approved dollar limits for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for “Synergistic” or
“Unique Qualifications” Other
Services not denoted as
pre-approved to the left, or to
add a specific service
subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PROHIBITED SERVICE
SUBCATEGORIES
PROHIBITED SERVICES	Services which result	1. Bookkeeping or other services
	in the auditors losing	related to the accounting records or
	independence status	financial statements of the audit
	under the Rule.	client*
2. Financial information systems design
and implementation*
3. Appraisal or valuation services,
fairness* opinions, or
contribution-in-kind reports
4. Actuarial services (i.e., setting
actuarial reserves versus actuarial
audit work)*
5. Internal audit outsourcing services*
6. Management functions or human
resources
7. Broker or dealer, investment
advisor, or investment banking services
8. Legal services and expert services
unrelated to the audit
9. Any other service that the Public
Company Accounting Oversight Board
determines, by regulation, is
impermissible

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o These services are not to be	o A summary of all
performed with the exception of the(*)	services and related
services that may be permitted	fees reported at each
if they would not be subject to audit	regularly scheduled
procedures at the audit client (as	Audit Committee meeting
defined in rule 2-01(f)(4)) level	will serve as continual
the firm providing the service.	confirmation that has
not provided any
restricted services.

GENERAL AUDIT COMMITTEE APPROVAL POLICY:

o For all projects, the officers of the Funds and the Fund’s auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the “Approval of Audit, Audit-Related, Tax and Other Services” Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services
Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Trust’s audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Trust.  For the years ended September 30, 2020 and 2019, there were no services provided to an affiliate that required the Trust’s audit committee pre-approval.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees for the Trust were $25,293 payable to Ernst & Young LLP for the year ended September 30, 2020 and $18,143 for the year ended September 30, 2019.

(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Fund’s audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

N/A

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR, provide the following information:

(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant’s portfolio (“Portfolio Manager”). Also state each Portfolio Manager’s business experience during the past 5 years.

N/A

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

N/A

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) If the registrant is a closed-end management investment company, provide the following dollar amounts of income and compensation related to the securities lending activities of the registrant during its most recent fiscal year:

N/A

(1) Gross income from securities lending activities;

N/A

(2) All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) (revenue split); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees;

N/A

(3) The aggregate fees/compensation disclosed pursuant to paragraph (2); and

N/A

(4) Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)).

If a fee for a service is included in the revenue split, state that the fee is included in the revenue split.

N/A

(b) If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrants most recent fiscal year.

N/A

ITEM 13. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:
Filed herewith.

SIGNATURES

[See General Instruction F]

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Pioneer Series Trust XIV

By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date December 4, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date December 4, 2020

By (Signature and Title)* /s/ Mark E. Bradley
Mark E. Bradley, Treasurer & Chief Accounting & Financial Officer

Date December 4, 2020

* Print the name and title of each signing officer under his or her signature.